Scudder Variable Life
                                 Investment Fund




                                  Annual Report
                                December 31, 1996

































          An open-end management investment company that offers shares of beneficial interest in seven types of diversified portfolios.

                      SCUDDER VARIABLE LIFE INVESTMENT FUND

                                    Contents


Letter from the Fund's President ............................................  2

Money Market Portfolio Management Discussion ................................  3

Bond Portfolio Management Discussion ........................................  4

Bond Portfolio Summary ......................................................  5

Balanced Portfolio Management Discussion ....................................  6

Balanced Portfolio Summary ..................................................  7

Growth and Income Portfolio Management Discussion ...........................  8

Growth and Income Portfolio Summary .........................................  9

Capital Growth Portfolio Management Discussion .............................. 10

Capital Growth Portfolio Summary ............................................ 11

Global Discovery Portfolio Management Discussion ............................ 12

Global Discovery Portfolio Summary .......................................... 13

International Portfolio Management Discussion ............................... 14

International Portfolio Summary ............................................. 15

Investment Portfolios, Financial Statements, and Financial Highlights

           Money Market Portfolio ........................................... 16

           Bond Portfolio ................................................... 22

           Balanced Portfolio ............................................... 29

           Growth and Income Portfolio ...................................... 38

           Capital Growth Portfolio ......................................... 47

           Global Discovery Portfolio ....................................... 55

           International Portfolio .......................................... 64

Notes to Financial Statements ............................................... 74

SCUDDER VARIABLE LIFE INVESTMENT FUND
LETTER FROM THE FUND'S PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders,

     Perhaps the most important lesson we learned from 1996 is to expect the unexpected. After very strong domestic equity performance in 1995, stocks delivered another year of outstanding results. However, this attractive performance masked the challenging environment of conflicting economic signals and rapid sector rotation that characterized much of the year.

     Bond investors were challenged by rising U.S. interest rates in the first half of the year which contributed to increased stock market volatility, as stronger than expected economic growth raised fears of accelerating inflation. Growth slowed in the second half of the year, relieving upward pressure on interest rates, and permitting the stock rally to resume.

     The U.S. stock market's upward march was fueled by strong corporate earnings, benign inflation, and relatively low interest rates. Overseas, the picture was significantly different. Many foreign economies continued to struggle with slow economic growth, prompting governments to lower interest rates to stimulate their economies. Selected markets responded by rebounding strongly from depressed levels.

New Portfolio Added in 1996

     Reflecting our continuing commitment to providing investors with a wide range of investment choices, we introduced Global Discovery Portfolio in May. This portfolio invests in small company stocks from around the world, with an emphasis on individual stock selection. With more than two-thirds of the world's stock market capitalization based outside the United States, we see many investment opportunities among small, rapidly growing companies. Many of these companies have not been well-covered by Wall Street and have accelerating growth rates. Because their businesses are often tied more closely to local or regional economies, they tend to offer an added element of diversification for U.S. investors. Of course, investing overseas carries special risks and the potential for greater price fluctuations, but we believe Global Discovery Portfolio can provide the opportunity for valuable diversification and maximum capital appreciation for long-term investors.

     Scudder Variable Life Investment Fund provides a broad selection of portfolios to fit your particular investment objectives. Combined with its comparatively low fees, we believe the Fund can provide investors with a powerful savings advantage over the long term.

     Thank you for your continued investment in Scudder Variable Life Investment Fund.

                                        Sincerely,

                                        /s/David B. Watts
                                        David B. Watts
                                        President,
                                        Scudder Variable Life Investment Fund

                                                          MONEY MARKET PORTFOLIO
                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     In 1996, money market funds provided investors with respectable yields, as well as a haven for those uncomfortable with stock and bond market gyrations. Money Market Portfolio posted a 5.04% 7-day net annualized yield as of December 31, 1996. The Portfolio's total return was 5.09% for the full 12-month period.

Locating Opportunities

     Money managers spent much of the year with their eyes on the Federal Reserve, anticipating a potential interest rate hike. As a result, many money funds defensively shortened their average maturities. Volatile sentiment in the market caused us to keep Money Market Portfolio's average maturity in the 40-45 day range for much of the year, as investors prepared for potentially rising short-term rates that never materialized. While the defensive position prepared us for a rate increase, the tradeoff was the lost opportunity to capture the superior yields offered by longer maturity instruments. After the September meeting of the Federal Reserve in which no action was taken to raise short-term interest rates, market sentiment shifted, prompting us to increase the Portfolio's average maturity. As of December 31, the Portfolio's average maturity stood at 58 days.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     Interest rates generally
     rose over the year for
     money market instruments.

     At the close of the period, 90% of the Portfolio was invested in commercial paper. Commercial paper with one-year maturities also provided a boost to the Portfolio's yield. The remainder of the Portfolio's assets was principally invested in short-term notes. A small portion (5%) was invested in repurchase agreements.

The Coming Months

     Absent any unforeseen shocks, we believe 1997 should provide investors with moderate economic growth, stable to higher stock prices, and stable to moderately lower interest rates. While always a possibility, we don't expect the Federal Reserve to lower short-term interest rates any time soon.

     In this environment, we plan to favor money market securities at the longer end of the maturity spectrum in order to lock in attractive yields. Our focus will remain on quality as we select investments to maintain the Portfolio's stable share price and competitive yield. We believe Money Market Portfolio continues to offer a vehicle for meeting your short-term investment needs.

     Sincerely,

     Your Portfolio Management Team

     /s/Stephen L. Akers                      /s/David Wines
     Stephen L. Akers                         David Wines
     Lead Portfolio Manager

     /s/Debra A. Hanson                       /s/Nicca B. Alcantara
     Debra A. Hanson                          Nicca B. Alcantara

BOND PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     Stronger-than-expected economic growth in the first half of 1996 resulted in higher interest rates and lower bond prices for the year. However, the increase in rates from point-to-point did not fully reflect the increased price volatility that pervaded the bond markets during the year. Despite this challenging environment, Bond Portfolio provided a total return of 2.82% for the 12-month period ended December 31, 1996. For the same period, the unmanaged Lehman Brothers Aggregate Bond Index returned 3.63%.

     Bonds provided positive but modest total returns in 1996. Yields rose during the first half of the year and eased in the second half, but still ended the year higher. The economy turned out to be much stronger than expected, causing yields to rise and bond prices to decline. Later in the year growth moderated, enabling yields to ease and bond prices to recover, though not to levels seen at the beginning of 1996.

     During the 12-month period we managed the portfolio actively, seeking to capitalize on shifts in relative valuation among the Treasury, mortgage, and corporate sectors. Our strategy in this more volatile environment was a defensive one. We attempted to reduce sensitivity to changes in interest rates by shortening the Portfolio's duration. We achieved a shorter duration primarily by reducing our holdings of Treasury securities, with most of the reduction occurring during the first half of the year. We redeployed assets in several areas, including corporate bonds, mortgage securities, and cash.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     Rising interest rates
     created a challenging
     environment for bond
     investors.

     Corporate bonds turned out to be the strongest performing sector of the bond market in 1996. We held an overweighted position in corporates at the beginning of the year and continued to add to our position throughout 1996. We maintained the Fund's high quality portfolio composition, closing the year with an average quality rating of AA.

     Mortgage securities also constituted an increasing share of the Portfolio during the year. These securities, which typically offer a yield premium over Treasuries, became increasingly attractive values as interest rates rose in the first half of the year. We added mortgage securities to the Portfolio primarily between March and July. These securities played a significant role in providing stability, diversification, and attractive income to the Portfolio.

     Heading into 1997, we anticipate at least a neutral environment for bond investors. We expect economic growth to moderate and inflation to remain under control. We believe this should help to relieve upward pressure on interest rates. There are no major excesses in the corporate sector, and inventories are being managed well. Longer term, if the current enthusiasm for the stock market wanes, we could see renewed interest in bonds for their attractive yields and relative price stability.

     Sincerely,

     Your Portfolio Management Team


     /s/William M. Hutchinson                 /s/Ruth Heisler
     William M. Hutchinson                    Ruth Heisler
     Lead Portfolio Manager

                                                                  BOND PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
BOND PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,282     2.82%     2.82%
5 Year    $13,912    39.12%     6.83%
10 Year   $21,071   110.71%     7.74%

LB AGGREGATE BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,363     3.63%     3.63%
5 Year    $14,050    40.50%     7.03%
10 Year   $22,547   125.47%     8.46%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Bond Portfolio
Year            Amount
----------------------
86             $10,000
87             $10,122
88             $10,675
89             $11,918
90             $12,879
91             $15,147
92             $16,208
93             $18,214
94             $17,343
95             $20,494
96             $21,071

LB Aggregate Bond Index
Year            Amount
----------------------
86             $10,000
87             $10,276
88             $11,086
89             $12,697
90             $13,834
91             $16,048
92             $17,236
93             $18,916
94             $18,365
95             $21,757
96             $22,547

The Lehman Brothers (LB) Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Bond Portfolio.


-------------------------------------------------------------------
ASSET QUALITY
-------------------------------------------------------------------
By Quality
-------------------
AAA             60%
AA               5%             Shortening the portfolio's
A               21%             duration helped to limit the
BBB             13%             effects of higher interest
BB               1%             rates.
               ----
               100%
               ====
-------------------
Average Quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-------------------------------------------------------------------
EFFECTIVE MATURITY
-------------------------------------------------------------------
---------------------------
Less than 1 year        11%
1 - 3 years              8%
3 - 7 years             35%
7 - 12 years            25%
12 years or greater     21%
                       ----
                       100%
                       ====
---------------------------
Weighted average effective maturity: 9 years

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
-----------------------------------
Corporate Bonds                 34%
U.S. Government Agency          21%
U.S. Treasury Obligations       16%
Repurchase Agreement            12%
Asset-Backed Securities          7%
U.S. Government Guaranteed
  Mortgages                      7%
Foreign Bonds                    3%
                               ----
                               100%
                               ====
-----------------------------------

BALANCED PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     Investor concern over stronger than expected economic growth and the possibility of accelerating inflation fueled an environment of volatile price changes for stocks and bonds in 1996. Nevertheless, the stock market completed its second consecutive year of strong overall performance as evidenced by the 22.96% total return of the S&P 500. In contrast, the bond market provided positive but more modest total returns, as measured by the unmanaged Lehman Brothers Aggregate Bond Index, which returned 3.63% for the year. Balanced Portfolio's conservative approach to investing in stocks and bonds resulted in a total return of 11.89% for the same period. At the end of the period, the Portfolio's assets were allocated 59% in equities and 41% in fixed income securities (including cash).

     The Portfolio's equity holdings were invested with the expectation that the economic environment would be lackluster, inflation would remain under control, and rapid earnings growth would be increasingly hard to sustain for the more cyclically sensitive companies and industries. While the Fund's sector breakdown remained relatively unchanged during the period, we made some strategic shifts within sectors such as technology.

     Although the health care sector was a poor performer during 1996, we maintained our exposure as we believed the stocks owned by the Portfolio were among the best positioned in the sector. This proved a sensible strategy, as health care was one of the Portfolio's best performing sectors later in the year.

     Over the 12 months covered by this report, our exposure to the manufacturing sector increased. On more than one occasion during the period, signs of a strengthening economy led investors toward manufacturing stocks, which generally respond well to an acceleration of economic activity.

     In the bond portion of the Portfolio we took an active approach seeking to capitalize on shifts in relative valuation among the Treasury, mortgage, and corporate sectors. We pursued a defensive strategy by shortening the duration of our bond holdings in an effort to reduce sensitivity to changes in interest rates. We achieved this primarily by trimming our holdings of Treasury securities, with most of the reduction occurring during the first half of the year. We redeployed assets in several areas including corporate bonds, mortgage securities, and cash.

     Looking ahead, we believe quality growth stocks and bonds should benefit from the current environment of slower economic growth and low inflation. With the probability of rapid economic expansion low at this stage of the cycle, we believe that higher interest rates are less likely. This scenario is typically viewed as positive by the stock and bond markets, and should particularly benefit investors in the months ahead.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     The strong performance
     of stocks more than offset
     the effects of rising rates
     on bonds.

     Sincerely,

     Your Portfolio Management Team

     /s/Valerie F. Malter                     /s/William M. Hutchinson
     Valerie F. Malter                        William M. Hutchinson
     Lead Portfolio Manager


     /s/Ruth Heisler
     Ruth Heisler

                                                              BALANCED PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
BALANCED PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,189    11.89%    11.89%
5 Year    $15,855    59.55%     9.79%
10 Year   $26,655   166.55%    10.30%

S&P 500 INDEX (60%)
AND LBAB INDEX (40%)
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,496    14.96%    14.96%
5 Year    $17,583    75.89%    11.94%
10 Year   $33,291   232.91%    12.77%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Balanced Portfolio
Year            Amount
----------------------
86             $10,000
87             $ 9,632
88             $11,229
89             $13,419
90             $13,162
91             $16,706
92             $17,870
93             $19,202
94             $18,807
95             $23,823
96             $26,575

S&P 500 Index
Year            Amount
----------------------
86             $10,000
87             $10,525
88             $12,273
89             $15,162
90             $15,660
91             $20,431
92             $21,988
93             $24,204
94             $24,524
95             $33,739
96             $41,485

LBAB Index
Year            Amount
----------------------
86             $10,000
87             $10,276
88             $10,085
89             $12,697
90             $13,834
91             $16,040
92             $17,236
93             $18,916
94             $18,265
95             $21,757
96             $22,547


The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Balanced Portfolio. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 48.78% and 11.43%, respectively.


-------------------------------------------------------------------
EQUITY HOLDINGS
-------------------------------------------------------------------
Sector breakdown of the                Five Largest Equity Holdings
Portfolio's equity holdings            ----------------------------
---------------------------            1. PHILIP MORRIS COMPANIES INC.
Consumer Staples        21%               Tobacco, food products and brewing
Health                  17%
Technology              15%            2. COCA-COLA CO, INC.
Manufacturing           12%               International soft drink company
Service Industries       9%
Financial                8%            3. GENERAL ELECTRIC CO.
Consumer Discretionary   8%               Leading producer of electrical
Media                    5%               equipment
Durables                 4%
Energy                   1%            4. MERCK & CO. INC.
                       ----               Leading drug manufacturer
                       100%
                       ====            5. COLGATE-PALMOLIVE CO.
---------------------------               Manufacturer of household and
                                          personal care products



-------------------------------------------------------------------
FIXED INCOME HOLDINGS
-------------------------------------------------------------------
By Asset Type                                  By Quality
-----------------------------------            -----------------
Corporate Bonds                 26%            AAA           70%
U.S. Treasury Obligations       25%            AA             3%
U.S. Government Agency                         A             14%
  Pass-Thrus                    22%            BBB           13%
Cash Equivalents                11%                         ----
U.S. Government Guaranteed                                  100%
  Mortgages                      8%                         ====
Asset-Backed Securities          7%            -----------------
Foreign Bonds                    1%
                               ----
                               100%
                               ====
-----------------------------------

GROWTH AND INCOME PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------
Dear Shareholders,

     For the second year in a row, both the Dow Jones Industrial Average and the S&P 500 reached new heights. Growth and Income Portfolio returned 22.17% for the year versus a return of 22.96% for the market as represented by the unmanaged S&P 500 Index. We are pleased with the Portfolio's return given the year's challenging environment of conflicting economic signals and rapid sector rotation.

     Unlike 1995, when the market was driven largely by a one percentage point drop in long-term interest rates and 18% growth in corporate profits, 1996 marked a slowing of corporate profit growth to 8% and a decidedly more volatile bond market. Overall, the year was characterized by market forecasts which seemed to flip-flop with each new release of corporate earnings or economic data. In the end, however, nothing seemed to be able to hold back the market for long.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     Stocks posted a second
     consecutive year of strong
     performance despite
     increased volatility.

     Early in the year, portfolio changes were concentrated in the cyclical area, where we used depressed valuations in chemicals, paper, and retailing as an opportunity to increase holdings. At the same time, we scaled back more defensive consumer products and health care stocks, which had outperformed significantly.

     During the fourth quarter, we accelerated our trimming of health care and consumer staples. We used a portion of the proceeds from the sales to increase the Portfolio's position in Regional Bell Operating Companies and domestic electric utilities, where we have been underweighted. In the communications sector, we initiated positions in BellSouth and Frontier, and increased our weighting in Bell Atlantic and NYNEX. With respect to electric utilities, we believe that while uncertainty remains in the restructuring of the industry, the process is proceeding at an appropriate pace, with many states allowing utilities ample time to make the transition. On the sell side, we eliminated positions in Bausch & Lomb and Reader's Digest due to company fundamentals which no longer supported a strong case for ownership in the Portfolio.

     While we watch the endless stream of economic data and the trends in corporate profit growth, and remain cautious with respect to the current level of the stock market, we will not place large sector bets in the portfolio based on financial market forecasts. We have seen, particularly in 1996, how expectations can shift overnight, only to come full circle in a short a time period. Rather than attempt to outguess the market, we remain focused on our primary activity -- investing in undervalued securities with above-average dividend yields -- which we believe is a superior strategy in almost any market environment.

     Sincerely,

     Your Portfolio Management Team


     /s/Robert T. Hoffman                      /s/Kathleen T. Millard
     Robert T. Hoffman                         Kathleen T. Millard
     Lead Portfolio Manager


     /s/Benjamin W. Thorndike                  /s/Lori J. Ensinger
     Benjamin W. Thorndike                     Lori J. Ensinger

                                                     GROWTH AND INCOME PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
GROWTH AND INCOME PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,217    22.17%    22.17%
Life of
 Fund*    $16,884    68.84%    21.69%

S&P 500 INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,295    22.96%    22.96%
Life of
 Fund*    $17,590    75.90%    23.57%

*The Fund commenced operations on May 2, 1994.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Growth and Income Portfolio
Year            Amount
----------------------
5/2/94*        $10,000
6/94           $ 9,854
9/94           $10,488
12/94          $10,235
3/95           $10,903
6/95           $11,817
9/95           $12,688
12/95          $13,483
3/96           $14,300
6/96           $14,645
9/96           $15,199
12/96          $16,472


S&P 500 Index
Year            Amount
----------------------
5/2/94*        $10,000
6/94           $ 9,915
9/94           $10,400
12/94          $10,398
3/95           $11,411
6/95           $12,500
9/95           $13,493
12/95          $14,305
3/96           $15,073
6/96           $15,750
9/96           $16,237
12/96          $17,590

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses. See Financial
Highlights for the Growth and Income Portfolio.

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
---------------------------            Sector breakdown of the
Equity Securities       95%            Portfolio's equity holdings
Cash Equivalents         5%            ---------------------------
                       ----            Financial               21%
                       100%            Manufacturing           17%
                       ====            Consumer Staples        11%
---------------------------            Health                   8%
                                       Energy                   8%
A graph in the form of a pie chart     Durables                 8%
appears here, illustrating the         Communications           7%
exact data points in the table         Utilities                5%
to the right.                          Consumer Discretionary   4%
                                       Other                    6%
                                                              ----
                                                               95%
                                                              ====
Our value approach focused on
cyclicals early in the year
followed by emphasis on
Regional Bells and utilities.
-------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (18% of Portfolio)
-------------------------------------------------------------------
1.  XEROX CORP.
    Leading manufacturer of copiers and duplicators

2.  PHILIP MORRIS COMPANIES INC.
    Tobacco, food products and brewing

3.  STUDENT LOAN MARKETING ASSOCIATION
    Student loan financing programs

4.  TRW INC.
    Defense electronics, automotive parts and systems

5.  UNITED TECHNOLOGIES CORP.
    Manufacturer of aerospace, climate control systems, and elevators

6.  BANKERS TRUST NEW YORK CORP.
    Commercial banking

7.  H.J. HEINZ CO.
    Major manufacturer of processed foods

8.  CHASE MANHATTAN CORP.
    Commercial banking

9.  E.I du PONT DE NEMOURS & CO.
    Chemical producer

10. SHERLING-PLOUGH CORP.
    Pharmaceutical and consumer products

CAPITAL GROWTH PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------
Dear Shareholders,

     The U.S. stock market completed a second consecutive year of strong performance, with the S&P 500 climbing 22.96% for the 12-month period ended December 31, 1996. However, the market environment was punctuated by rapid sector rotation and increased volatility. In this changing environment, the Portfolio returned 20.13%. The Portfolio's best performing groups included the technology, consumer staples, finance, service, and manufacturing sectors.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     As stocks rose over
     the year, we remained
     committed to our criteria
     of individual selection.

     In the technology area we continued to be broadly diversified, emphasizing high quality market leaders such as Intel. The company's dominance in microprocessors seems to be unchallenged at this juncture. Applied Materials, the leading supplier of semiconductor manufacturing equipment, also turned in good performance, especially during the fourth quarter.

     Consistent with our view of slowing economic growth and little pressure on interest rates, the Portfolio held a number of finance issues. In a relatively expensive stock market many of these issues trade at a discount to both the S&P 500 and their growth rates. In this category we include a number of specialty names such as insurance companies American International Group and Excel Ltd.

     With health care costs rising at the rate of inflation, political pressure to regulate the industry may have diminished. The Portfolio holds issues of a number of leading pharmaceutical companies that have strong product pipelines which we expect should drive sustainable earnings growth. One of our better performers in this area was Warner Lambert, which rose on news of FDA approval of two of its new products, troglidazone and atorvastatin.

     Significant exposure to the energy sector was also maintained. We believe that stock prices in this sector have yet to reflect the increase in oil prices over the last year, and the more favorable supply and demand environment. Exxon was among the strongest issues in the Portfolio, with Amoco and Royal Dutch Petroleum also performing well.

     In view of high consumer debt levels, we have consistently maintained a relatively modest exposure to consumer discretionary stocks. The few issues in the Portfolio did not add to performance. J.C. Penney declined, reflecting the challenging retail environment. Despite inroads overseas, McDonalds has had a particularly hard time getting its domestic business to show growth.

     Our strategy remains focused on buying stocks with sustainable earnings growth at reasonable valuations. We intend to maintain a broadly diversified portfolio with balanced sector representation in the months ahead.

     Sincerely,

     Your Portfolio Management Team


     /s/William F. Gadsden                               /s/Bruce F. Beaty
     William F. Gadsden                                  Bruce F. Beaty
     Lead Portfolio Manager

                                                        CAPITAL GROWTH PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
CAPITAL GROWTH PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,013    20.13%    20.13%
5 Year    $17,959    79.59%    12.42%
10 Year   $34,095   240.95%    13.05%

S&P 500 INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,296    22.96%    22.96%
5 Year    $20,305   103.05%    15.20%
10 Year   $41,485   314.85%    15.26%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Capital Growth Portfolio
Year            Amount
----------------------
86             $10,000
87             $10,525
88             $12,273
89             $16,162
90             $15,660
91             $20,431
92             $21,988
93             $24,204
94             $24,524
95             $33,739
96             $41,485


S&P 500 Index
Year            Amount
----------------------
86             $10,000
87             $ 9,811
88             $11,975
89             $14,699
90             $13,604
91             $18,985
92             $20,204
93             $24,423
94             $22,061
95             $29,381
96             $34,095

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Capital Growth Portfolio.

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
---------------------------            Sector breakdown of the
Equity Securities       97%            Portfolio's equity holdings
Cash Equivalents         3%            ---------------------------
                       ----            Financial               18%
                       100%            Technology              16%
                       ====            Health                  14%
---------------------------            Energy                  13%
                                       Manufacturing           12%
A graph in the form of a pie chart     Consumer Discretionary   6%
appears here, illustrating the         Consumer Staples         6%
exact data points in the table         Durables                 5%
to the right.                          Service Industries       4%
                                       Other                    3%
                                                              ----
                                                               97%
                                                              ====
The portfolio's
diversification helped to
mitigate increased
volatility and sector
rotation in 1996

-------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS  (25% of Portfolio)
-------------------------------------------------------------------
1.  FEDERAL NATIONAL MORTGAGE ASSOCIATION
    Insurer and holder of mortgage loans

2.  INTEL CORP.
    Semiconductor memory circuits

3.  CITICORP
    Provider of a broad range of financial services, including banking and consumer finance

4.  AMERICAN EXPRESS CREDIT CORP.
    Travel and investment services, insurance, and banking

5.  COLUMBIA/HCA HEALTHCARE CORP.
    Leading hospital management company

6.  ROYAL DUTCH PETROLEUM CO.
    International energy company

7.  WARNER-LAMBERT CO.
    Drugs, toiletries, and food products

8.  AMERICAN INTERNATIONAL GROUP, INC.
    Major international insurance holding company

9.  MBIA, INC.
    Insurer of municipal bonds

10. GENERAL MOTORS CORP. "H"
    Producer of high technology electronics

GLOBAL DISCOVERY PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------
Dear Shareholders,

     For the eight months from the Portfolio's inception to the end of the fiscal period May 1 to December 31, 1996, Global Discovery Portfolio provided a total return of 5.50%. This performance exceeded the total return of the Fund's benchmark, the unmanaged Salomon Brothers World Equity Extended Market Index, which returned 1.20% for the same period. With the notable exception of Japan, performance of the major international equity markets was generally robust. In the United States, the prolonged expansion of the economy continued as did the domestic stock market's upward swing, despite periods of volatility brought on by investor fears of accelerating inflation.

     There were a number of changes in the Portfolio's top holdings of small company stocks. Notable in their departure were German-based software company SAP and U.S.-based semiconductor producer Atmel. Both had reached "oversized" status after contributing significantly to the Portfolio's past performance. Replacing SAP and Atmel as top portfolio holdings are IHC/Caland NV, the Netherlands-based manufacturer of dredgers and offshore production platforms for the oil industry, and the U.S.-based HBO & Co., the leading consolidator in the booming hospital information systems industry.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     Strong performance was
     evident in the United
     States and abroad with
     the exception of Japan.

     Our approach to portfolio management focuses on individual stock selection. The country or regional decision is secondary to this "bottom up" emphasis on companies with good management, solid balance sheets and, above all, excellent prospects for above average growth. We think this is appropriate because the domicile of the company headquarters is becoming less relevant to the investment decision. For example, two of the leading holdings, CETV and Benton Oil, are classified as "developed" country holdings with corporate headquarters located in the U.K. and California, respectively. Despite its London base, the major earnings asset of CETV is a television station in Prague. Benton's profits are entirely derived from its drilling operations in Venezuela. Both of these companies, therefore, depend entirely on earnings from "developing" nations.

     Regardless of how the portfolio is constructed, it can be viewed from a "top down" perspective. From this standpoint, the portfolio is overweighted in Europe and substantially underweighted in Japan. Moreover, we have restructured our Japanese holdings so as to concentrate on consumer stocks with strongly defined niches and good growth prospects.

     In the U.S., health care stocks have been emphasized as the virtual revolution in this sector of the economy continues unabated. Consolidation will provide many opportunities in the areas of kidney dialysis services and physician practice. We believe growth prospects for hospital information services are excellent.

     While we continue to be cautious regarding the level of markets, we think that there are many companies already in the Portfolio that have the characteristics to weather whatever storms arise.

     Sincerely,

     Your Portfolio Management Team


     /s/Gerald J. Moran                              /s/Sewall F. Hodges
     Gerald J. Moran                                 Sewall F. Hodges
     Lead Portfolio Manager

                                                      GLOBAL DISCOVERY PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
GLOBAL DISCOVERY PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
Life of
 Fund*    $10,550      5.5%      --

SALOMON BROTHERS WORLD EQUITY EMI INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
Life of
 Fund*    $10,120     1.20%      --

*The Fund commenced operations on May 1, 1996.
 Index comparisons begin May 31, 1996.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Global Discovery Portfolio
Year            Amount
----------------------
5/96*          $10,000
6/96           $ 9,857
7/96           $ 9,592
8/96           $ 9,886
9/96           $10,190
10/96          $10,147
11/96          $10,943
12/96          $10,343

Salomon Brothers World Equity EMI Index
Year            Amount
----------------------
5/96*          $10,000
6/96           $ 9,671
7/96           $ 9,337
8/96           $ 9,637
9/96           $ 9,670
10/96          $ 9,626
11/96          $10,136
12/96          $10,120

The Salomon Brothers World Equity EMI Index is an unmanaged small capitalization universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Fund Returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Global Discovery Portfolio.


-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
By Region                        By Sector
(Excluding 6% Cash Equivalents)  (Equity Holdings)
----------------------------     ---------------------------
Europe                   43%     Financial               16%
U.S. & Canada            41%     Health                  16%
Japan                    10%     Service Industries      13%
Latin America             4%     Consumer Staples        11%
Pacific Basin             1%     Technology              10%
Other                     1%     Energy                   9%
                        ----     Manufacturing            7%
                        100%     Consumer Discretionary   5%
                        ====     Durables                 5%
                                 Other                    8%
                                                        ----
                                                        100%
                                                        ====

Graphs in the form of pie charts appears here, illustrating the exact data points in the above table.

-------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (25% of Portfolio)
-------------------------------------------------------------------
1.  IHC CALAND N.V
    Dredging and offshore services in the Netherlands

2.  SERCO GROUP PLC
    Facilities management company in the United Kingdom

3.  MARSCHOLLCK LAUTENSCHLAGER UND PARTNER AG
    Leading independent life insurance company in Germany

4.  BANK OF IRELAND PLC
    Bank in Ireland

5.  CENTRAL EUROPEAN MEDIA ENTERPRISE LTD.
    Owner and operator of national and regional private commercial television stations in Central Europe and Germany

6.  AUTOLLV AG.
    Manufacturer of automobile safety bags in Sweden

7.  JERONIMO MARTINS
    Food producer and retailer in Portugal

8.  HBO & COMPANY
    Designer of computerized information systems to the healthcare industry in the United States

9.  BILLING INFORMATION CONCEPTS
    Billing and information management services in the United States

10. SHOHKOH FUND & CO., LTD.
    Finance Company for small and medium-sized firms in Japan

INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------
Dear Shareholders,

     For the 12 months ended December 31, 1996, International Portfolio provided a total return of 14.78%, comparing very favorably to the performance of the unmanaged MSCI EAFE and Canada Index, which returned 6.87% for the same period. The Portfolio's performance was aided by an underweighting in Japan, one of the worst performing markets over the period, as well as good stock selection in Europe.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     We continue to focus on
     companies in Europe with
     sound management
     strategies.

     Falling interest rates, ongoing corporate restructuring, takeover activity, and greater management focus on shareholder value propelled European markets upwards. German equities were particular beneficiaries of corporate restructuring, including portfolio holdings Hoechst, BASF, and Daimler Benz. Japan's market faltered over the period, as concerns developed over the feeble economic recovery and domestic investors remained absent from the market. Korean equities traded lower as well, troubled by weak corporate earnings, a widening trade gap, a depreciating currency, and the collapse in semiconductor prices. The Hong Kong market rallied towards the end of the year as concerns about the 1997 hand-over to China faded. Brazil was a standout among Latin American markets, driven by continued progress on the privatization front and the perception that, for the first time since the 1940s, Brazilians are likely to experience an extended period of low, even single digit, inflation.

     In Europe, we continue to focus on companies with sound management strategies positioned to benefit from the important changes taking place today in the region. The drive for growth at any cost has been supplanted at many companies by the desire to generate returns for shareholders. Though the restructuring theme is most notable in Germany at present, it is also evident elsewhere in Europe. Industry consolidation continues to be a successful theme in the portfolio as well. In Japan, we continue to seek out domestic companies with a unique franchise (Nichiei) and high quality global blue chip stocks benefiting from a weaker yen (Canon). Elsewhere in Asia, our strategy is to identify dominant regional companies, low-cost producers, and companies that stand to benefit from the region's rising disposable income.

     Looking ahead, while there may be transitional jitters in Europe from time to time, the potential rewards to investors from the favorable changes underway there are exciting. In Japan, there is evidence of momentum in selected areas of the economy: interest rates are at record lows; valuation criteria are attractive by historical standards; and currency depreciation has boosted corporate earnings. Our outlook for Japan is tempered, however, by the continued absence of domestic participation in the market and the slow pace of deregulation in an economy impeded by structural imbalances. Going forward, International Portfolio will seek to continue to provide important exposure to the many opportunities for capital appreciation to be found overseas.

     Sincerely,

     Your Portfolio Management Team


     /s/Carol L. Franklin                            /s/Nicholas Bratt
     Carol L. Franklin                               Nicholas Bratt
     Lead Portfolio Manager


     /s/Joan R. Gregory
     Joan R. Gregory

                                                         INTERNATIONAL PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
INTERNATIONAL PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,478    14.78%    14.78%
5 Year    $16,890    68.90%    11.05%
Life of
 Fund*    $24,966   149.86%     9.93%

MSCI EAFE & CANADA INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,687     6.87%     6.87%
5 Year    $14,817    48.17%     8.17%
Life of
 Fund*    $16,574    65.74%     5.41%

*The Fund commenced operations on May 1, 1987.
 Index comparisons begin May 31, 1987.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

International Portfolio
Year            Amount
----------------------
5/31/87*       $10,000
87             $ 8,997
88             $10,502
89             $14,470
90             $13,363
91             $14,893
92             $14,433
93             $19,891
94             $19,723
95             $21,915
96             $25,154

MSCI EAFE & Canada Index
Year            Amount
----------------------
5/31/87*       $10,000
87             $ 9,138
88             $11,682
89             $12,968
90             $ 9,980
91             $11,186
92             $ 9,824
93             $12,961
94             $13,915
95             $15,509
96             $16,574

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of witholding tax and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the International Portfolio.


-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
By Region                        By Sector
(Excluding Cash Equivalents)     (Equity Holdings)
----------------------------     ---------------------------
Europe                   59%     Manufacturing           23%
Japan                    18%     Financial               11%
Pacific Basin            14%     Durables                 8%
Latin America             6%     Communications           7%
Canada                    3%     Utilities                7%
                        ----     Metals & Minerals        7%
                        100%     Service Industries       8%
                        ====     Health                   8%
                                 Technology               8%
                                 Other                   22%
                                                        ----
                                                        100%
                                                        ====

Graphs in the form of pie charts appears here, illustrating the exact data points in the above table.

-------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (13% of Portfolio)
-------------------------------------------------------------------
1.  HOSCHET AG
    Chemical producer in Germany

2.  NOVARTIS AG
    Pharmaceutical company in Switzerland

3.  VEBA AG
    Electric utility and distributor of oil and chemicals in Germany

4.  HUTCHISON WHAMPOA, LTD.
    Container terminal and real estate company in Hong Kong

5.  CARREFOUR HYPERMARKET
    Hypermarket operator and food retailer in France.

6.  AUTOLIV AB
    Manufacturer of automoblie safety bags in Sweden

7.  MANNESMANN AG
    Diversified construction and technology company in Germany

8.  PORTUGAL TELECOM SA
    Telecommunication services

9.  SMITHKLINE BEECHAM PLC
    Manufacturer of drugs and healthcare products in the United Kingdom

10. MATSUSHITA ELECTRICAL INDUSTRIAL CO., LTD.
    Leading manufacturer of consumer electronic products in Japan

MONEY MARKET PORTFOLIO
INVESTMENT PORTFOLIO as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of        Principal                                                                   Value ($)
                                 Portfolio    Amount ($)                                                                   (Note A)
------------------------------------------------------------------------------------------------------------------------------------
                                    4.6%                REPURCHASE AGREEMENT

                                               4,355,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                             dated 12/31/96 at 6.7% to be repurchased at
                                                             $4,356,621 on 1/2/97, collateralized by a $4,284,000
                                                             U.S. Treasury Note, 5.875%, 7/31/97 (Cost $4,355,000) .....   4,355,000
                                                                                                                          ----------

                                   90.3%                COMMERCIAL PAPER


Financial                          82.9%

       Banks                        8.4%       4,000,000    Deutsche Bank Financial Inc., 5.23%, 3/4/97 ................   3,963,698
                                               4,000,000    Prudential Funding Corp., 5.26%, 2/25/97 ...................   3,967,550
                                                                                                                          ----------
                                                                                                                           7,931,248
                                                                                                                          ----------

       Business Finance             6.3%       3,000,000    New Center Asset Trust, 5.21%, 2/19/97 .....................   2,978,440
                                               3,000,000    Norwest Corp., 5.26%, 3/11/97 ..............................   2,969,640
                                                                                                                          ----------
                                                                                                                           5,948,080
                                                                                                                          ----------

       Consumer Finance            23.8%       3,500,000    American Express Credit Corp., 5.11%, 1/23/97 ..............   3,488,600
                                               4,000,000    Bell Atlantic Financial Services Inc., 5.26%, 1/27/97 ......   3,984,284
                                               4,000,000    Beneficial Corp., 5.41%, 6/25/97 ...........................   3,896,945
                                               2,300,000    Ford Motor Credit Corp., 4.65%, 1/8/97 .....................   2,297,625
                                               2,000,000    Ford Motor Credit Corp., 5.19%, 2/4/97 .....................   1,989,951
                                               3,700,000    General Electric Capital Corp., 5.16%, 1/30/97 .............   3,684,143
                                               3,000,000    Household Finance Corp., 4.44%, 1/6/97 .....................   2,997,779
                                                                                                                          ----------
                                                                                                                          22,339,327
                                                                                                                          ----------

       Other Financial
        Companies                  44.4%       4,000,000    Abbey National North America, 5.30%, 3/11/97 ...............   3,959,213
                                               3,000,000    American General Finance Corp., 5.32%, 4/24/97 .............   2,950,280
                                               4,000,000    Ameritech Corp., 5.29%, 3/31/97 ............................   3,947,787
                                               1,600,000    Associates Corp. of North America, 4.94%, 1/14/97 ..........   1,596,932
                                               3,000,000    Associates Corp. of North America, 5.34%, 4/7/97 ...........   2,957,440
                                               3,000,000    Centric Funding Corp., 5.41%, 3/25/97 ......................   2,962,581
                                               3,500,000    Ciesco L.P., 4.96%, 1/15/97 ................................   3,492,786
                                               2,000,000    Dresdner U.S. Finance, 5.19%, 2/4/97 .......................   1,989,951
                                               4,000,000    Matterhorn Capital Corp., 5.17%, 1/16/97 ...................   3,990,833
                                               3,000,000    Preferred Receivables Funding Corp., 4.44%, 1/6/97 .........   2,997,779
                                               4,000,000    Private Export Funding Corp., 5.20%, 2/11/97 ...............   3,975,901
                                               3,000,000    Receivables Capital Corp., 5.32%, 2/28/97 ..................   2,974,093
                                               4,000,000    UBS Finance (DE) INC., 5.30%, 1/21/97 ......................   3,987,667
                                                                                                                          ----------
                                                                                                                          41,783,243
                                                                                                                          ----------

Manufacturing                       4.2%

       Chemicals                               4,000,000    E.I. du Pont de Nemours & Co., 5.13%, 1/23/97 ..............   3,986,922
                                                                                                                          ----------

Utilities                           3.2%

       Electric Utilities                      3,000,000    Virginia Electric & Power Co., 5.26%, 2/13/97 ..............   2,980,829
                                                            Total Commercial Paper (Cost $84,969,649) ..................  84,969,649
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of        Principal                                                                   Value ($)
                                 Portfolio    Amount ($)                                                                   (Note A)
------------------------------------------------------------------------------------------------------------------------------------
                                    5.1%                SHORT-TERM NOTES

                                               1,000,000    Bank of America Illinois, 5.700%, 5/28/97 ..................     999,569
                                               3,000,000    FCC National Bank Note, 5.590%, 11/7/97 ....................   2,999,145
                                                 750,000    General Electric Capital Corp., 5.290%, 1/13/97 ............     749,983
                                                                                                                          ----------
                                                            Total Short-Term Notes (Cost $4,748,697) ...................   4,748,697
                                                                                                                          ----------

                                             Total Investment Portfolio-- 100.0% (Cost $94,073,346) (a) ................  94,073,346
                                                                                                                          ==========


                                             (a) Cost for federal income tax purposes is $94,073,346.


    The accompanying notes are an integral part of the financial statements.

MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments securities (cost $94,073,346) (Note A) ........................                   $ 94,073,346
Cash ......................................................................                            526
Interest receivable .......................................................                         72,784
Receivable for Portfolio shares sold ......................................                      4,093,556
                                                                                              ------------
      Total assets ........................................................                     98,240,212

Liabilities
Dividends payable .........................................................    $    407,369
Payable for Portfolio shares redeemed .....................................          17,495
Accrued management fee (Note B) ...........................................          29,722
                                                                               ------------
   Total liabilities ......................................................                        454,586
                                                                                              ------------
Net assets, at value ......................................................                   $ 97,785,626
                                                                                              ============

Net Assets
Net assets consist of:
   Accumulated net realized loss ..........................................                         (2,483)
   Paid-in capital ........................................................                     97,788,109
                                                                                              ------------
Net assets, at value ......................................................                   $ 97,785,626
                                                                                              ============
Net asset value, offering and redemption price per share
   ($97,785,626/97,786,551 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) .........                   $       1.00
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Interest ...............................................................                   $  4,794,163
   Expenses (Note A):
      Management fee (Note B) .............................................    $    325,791
      Custodian  and accounting fees (Note B) .............................          46,495
      Trustees' fees and expenses  (Note B) ...............................          16,326
      Legal ...............................................................           2,425
      Auditing ............................................................          10,145
   Other ..................................................................           7,026        408,208
                                                                               ------------   ------------
   Net investment income ..................................................                      4,385,955
                                                                                              ------------
   Net realized loss from Investments .....................................                           (917)
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $  4,385,038
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
Net investment income ....................................................   $   4,385,955    $   4,571,604
Net realized loss from investment transactions ...........................            (917)            --
                                                                             -------------    -------------
Net increase in net assets resulting from operations .....................       4,385,038        4,571,604
                                                                             -------------    -------------
Distributions to shareholders from net investment income .................      (4,385,955)      (4,571,604)
                                                                             -------------    -------------
Portfolio share transactions at net asset value of $1.00 per share:
   Proceeds from shares sold .............................................     201,403,309      148,542,887
   Net asset value of shares issued to shareholders in
      reinvestment of distributions from net investment income ...........       4,385,955        4,571,604
   Cost of shares redeemed ...............................................    (187,750,612)    (163,864,512)
                                                                             -------------    -------------
   Net increase (decrease) in net assets from Portfolio share transactions      18,038,652      (10,750,021)
                                                                             -------------    -------------
Increase (decrease) in net assets ........................................      18,037,735      (10,750,021)
Net assets at beginning of period ........................................      79,747,891       90,497,912
                                                                             -------------    -------------
Net assets at end of period ..............................................   $  97,785,626    $  79,747,891
                                                                             =============    =============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Years Ended December 31,
                               ------------------------------------------------------------------------------------------------
                                1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                               ------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ......   $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment
    operations:
  Net investment
    income .................     .050      .055      .037      .025      .033      .057      .076      .088      .068      .060
Less distributions from
  net investment income ....    (.050)    (.055)    (.037)    (.025)    (.033)    (.057)    (.076)    (.088)    (.068)    (.060)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
end of period ..............   $ 1.00    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                               ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total Return (%) ...........     5.09      5.65      3.72      2.54      3.33      5.81      7.83      8.84      7.08      5.95
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ......       98        80        90        49        34        28        32        15        11         8
Ratio of operating
  expenses, net to
  average daily net
  assets (%) ...............      .46       .50       .56       .66       .64       .67       .69       .72       .75       .75
Ratio of operating expenses
  before expense reductions,
  to average daliy net
  assets (%) ...............      .46       .50       .56       .66       .64       .67       .69       .81      1.04      1.12
Ratio of net
  investment income
  to average daily
  net assets (%) ...........     4.98      5.51      3.80      2.55      3.26      5.67      7.57      8.53      6.99      6.06

BOND PORTFOLIO
INVESTMENT PORTFOLIO as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of        Principal                                                                    Market
                                 Portfolio    Amount ($)                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                   11.9%               REPURCHASE AGREEMENT

                                             7,959,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette dated
                                                             12/31/96 at 6.7% to be repurchased at $7,961,962
                                                             on 1/2/97 collateralized by a $7,632,000 U.S. Treasury
                                                             Note, 7.75%, 11/30/99 (Cost $7,959,000) ..............        7,959,000
                                                                                                                          ----------

                                   15.8%               U.S. TREASURY OBLIGATIONS

                                             1,000,000    U.S. Treasury Note, 6.125%, 7/31/00 .....................        1,000,000
                                             9,750,000    U.S. Treasury Note, 5.625%, 11/30/00 ....................        9,573,233
                                                                                                                          ----------
                                                            Total U.S. Treasury Obligations (Cost $10,807,479) ....       10,573,233
                                                                                                                          ----------

                                    6.9%               U.S. GOV'T GUARANTEED MORTGAGES

                                             1,444,741    Government National Mortgage Association
                                                             10%, 8/15/20 (a) .....................................        1,589,894
                                             2,928,088    Government National Mortgage Association
                                                             8.5%, 4/15/25 (a) ....................................        3,036,955
                                                                                                                          ----------
                                                            Total U.S. Gov't Guaranteed
                                                              Mortgages (Cost $4,555,736) .........................        4,626,849
                                                                                                                          ----------

                                   20.9%               U.S. GOVERNMENT AGENCY PASS-THRUS

                                               655,216    Federal Home Loan Mortgage Corp., 8%, 4/1/08 (a) ........          674,564
                                             1,954,508    Federal National Mortgage Association 6.5%, 2/1/26 (a) ..        1,866,555
                                             3,015,599    Federal National Mortgage Association 7%, 7/1/26 (a) ....        2,948,682
                                             1,698,829    Federal National Mortgage Association, 8%, 12/1/09 (a) ..        1,749,913
                                             1,996,810    Federal National Mortgage Association, 6.5%, 3/1/26 (a) .        1,904,458
                                             4,941,162    Federal National Mortgage Association, 7%, 4/1/26 (a) ...        4,831,518
                                                                                                                          ----------
                                                            Total U.S. Government Agency Pass-Thrus
                                                             (Cost $13,914,092) ...................................       13,975,690
                                                                                                                          ----------

                                    0.1%               COLLATERALIZED MORTGAGE OBLIGATIONS

                                                32,214    Federal National Mortgage Association, REMIC,
                                                             8.5%, 4/25/18 (Cost $30,583) .........................           32,153
                                                                                                                          ----------

                                    3.2%               FOREIGN BONDS-U.S. $ DENOMINATED

                                             1,000,000    Korea Development Bank, 9.6%, 12/1/00 ...................        1,101,110
                                             1,000,000    Nippon Telegraph & Telephone Corp., 9.5%, 7/27/98 .......        1,050,980
                                                                                                                          ----------
                                                            Total Foreign Bonds-U.S. $ Denominated
                                                             (Cost $2,118,349) ....................................        2,152,090
                                                                                                                          ----------

                                    7.2%               ASSET-BACKED SECURITIES


       Automobile Receivables       1.5%
                                             1,000,000    Premier Auto Trust Asset Backed Certificate Series 1996-
                                                             A4, 6.75%, 11/6/00 ...................................        1,011,250
                                                                                                                          ----------

       Credit Card Receivables      1.5%
                                             1,000,000    Standard Credit Card Trust, Series 1990-3B, 9.85%,
                                                             7/10/97 ..............................................        1,018,750
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of        Principal                                                                    Market
                                 Portfolio    Amount ($)                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
       Home Equity Loans            2.7%
                                             1,499,989    Contimortgage Home Equity Loan Trust, Series 1996-1 A2,
                                                             5.58%, 1/15/11 .......................................        1,489,207
                                               307,952    United Companies Financial Corp., Home Equity Loan
                                                             Series 1993-B1, 6.075%, 7/25/14 ......................          302,707
                                                                                                                          ----------
                                                                                                                           1,791,914
                                                                                                                          ----------

       Manufactured Housing
       Receivables                  1.5%
                                               964,749    Green Tree Financial Corp., Securitized NIM Series
                                                             1994-B, 7.85%, 7/15/04 ...............................          973,492
                                                                                                                          ----------
                                                            Total Asset-Backed Securities (Cost $4,894,031) .......        4,795,406
                                                                                                                          ----------

                                   34.0%               CORPORATE BONDS


       Consumer Staples             1.7%
                                             1,000,000    J. Seagram & Sons Inc., 9%, 8/15/21 .....................        1,159,270
                                                                                                                          ----------

       Financial                   14.1%
                                             2,000,000    Associates Corp. of North America, 6.625%, 5/15/01 ......        1,999,160
                                             1,000,000    BankAmerica Corp., 7.125%, 5/1/06 .......................        1,005,450
                                             1,750,000    First Union Capital II, 7.85%, 1/1/27 ...................        1,734,023
                                             1,500,000    Highwoods/Forsyth L.P., 7%, 12/1/06 .....................        1,479,330
                                             1,500,000    Midland Bank PLC, 6.95%, 3/15/11 ........................        1,447,185
                                               750,000    Spieker Properties, Inc., 7.875%, 12/1/16 ...............          744,375
                                             1,000,000    Susa Partnership L.P., 7.125%, 11/1/03 ..................          992,850
                                                                                                                          ----------
                                                                                                                           9,402,373
                                                                                                                          ----------

       Media                        3.1%
                                             1,000,000    Tele-Communications, Inc., 8.65%, 9/15/04 ...............        1,004,910
                                             1,000,000    Time Warner Inc., 9.125%, 1/15/13 .......................        1,091,700
                                                                                                                          ----------
                                                                                                                           2,096,610
                                                                                                                          ----------

       Durables                     3.9%
                                             1,000,000    Lockheed Martin Corp., 9%, 1/15/22 ......................        1,156,540
                                             1,500,000    Northrop Grumman Corp., 7.875%, 3/1/26 ..................        1,503,495
                                                                                                                          ----------
                                                                                                                           2,660,035
                                                                                                                          ----------

       Manufacturing                4.3%
                                             1,000,000    ARCO Chemical Co., 9.375%, 12/15/05 .....................        1,159,110
                                             1,000,000    Monsanto Co., 8.7%, 10/15/21 ............................        1,143,550
                                               500,000    Newport News Shipbuilding Co., 8.625%, 12/1/06 ..........          512,500
                                                                                                                          ----------
                                                                                                                           2,815,160
                                                                                                                          ----------

       Technology                   1.7%
                                             1,000,000    Loral Corp., 8.375%, 6/15/24 ............................        1,107,010
                                                                                                                          ----------

       Energy                       3.4%
                                             1,000,000    Atlantic Richfield Co., 9.125%, 8/1/31 ..................        1,211,550
                                             1,000,000    Enron Corp., 10%, 6/1/98 ................................        1,050,400
                                                                                                                          ----------
                                                                                                                           2,261,950
                                                                                                                          ----------

       Transportation               1.8%
                                               600,000    American Airlines, 8.8%, 9/16/15 ........................          654,894

    The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                                                            Market
                                                 Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                               575,000    American Airlines, 8.39%, 1/2/17 ........................          608,810
                                                                                                                          ----------
                                                                                                                           1,263,704
                                                                                                                          ----------

                                                            Total Corporate Bonds (Cost $21,685,522) ..............       22,766,112
                                                                                                                          ----------
------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                             (Cost $65,964,792) (b) ...............................       66,880,533
                                                                                                                          ==========
------------------------------------------------------------------------------------------------------------------------------------

   (a) Effective maturities will be shorter due to prepayments.

   (b) At December 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $65,972,685 was as follows:
       Aggregate gross unrealized appreciation for all investments in which there is an excess of market           $    1,414,221
       value over tax cost
       Aggregate gross unrealized depreciation for all investments in which there is an excess of tax                    (506,373)
                                                                                                                   ---------------
           cost over market value
       Net unrealized appreciation                                                                                 $      907,848
                                                                                                                   ==============
------------------------------------------------------------------------------------------------------------------------------------

       Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities), for the year ended December 31, 1996, aggregated $35,306,379 and $18,229,980, respectively. Purchases and sales of U.S. Government securities for the year ended December 31, 1996, aggregated $13,912,703 and $60,025,147, respectively.
------------------------------------------------------------------------------------------------------------------------------------

       The aggregate face value of futures contracts opened and closed during the year ended December 31, 1996, for the Bond
       Portfolio, was $227,390,005 and $227,390,005.

    The accompanying notes are an integral part of the financial statements.

                                                                  BOND PORTFOLIO
                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (including repurchase agreements of
   $7,959,000)(identified cost $65,964,792) (Note A) ......................                   $ 66,880,533
Cash ......................................................................                            779
Receivables:
   Interest ...............................................................                        658,959
   Portfolio shares sold ..................................................                         50,332
                                                                                              ------------
      Total assets ........................................................                     67,590,603
Liabilities
Payables:
   Investments purchased ..................................................    $  1,753,343
   Portfolio shares redeemed ..............................................          25,442
   Accrued management fee (Note B) ........................................          26,968
   Other accrued expenses (Note B) ........................................          15,429
                                                                               ------------
      Total liabilities ...................................................                      1,821,182
                                                                                              ------------
Net assets, at market value ...............................................                   $ 65,769,421
                                                                                              ============
Net Assets
Net assets consist of:
   Undistributed net investment income ....................................                   $  1,075,196
   Net unrealized appreciation on investments .............................                        915,741
   Accumulated net realized gain ..........................................                         89,617
   Paid-in capital ........................................................                     63,688,867
                                                                                              ------------
Net assets, at market value ...............................................                   $ 65,769,421
                                                                                              ============
Net asset value, offering and redemption price per share
   ($65,769,4219,775,320 outstanding shares of beneficial
interest, no par value, unlimited number of shares authorized) ............                   $       6.73
                                                                                              ============


    The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS


Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Interest ...............................................................                   $  4,183,772
   Expenses (Note A):
      Management fee (Note B) .............................................   $    291,740
      Custodian and accounting fees (Note B) ..............................         53,210
      Trustees' fees (Note B) .............................................         15,916
      Auditing ............................................................          6,818
      Legal ...............................................................          3,046
   Other ..................................................................          6,308         377,038
                                                                              ------------    ------------
   Net investment income ..................................................                      3,806,734
                                                                                              ------------

Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments .........................................................        199,592
      Futures .............................................................        306,666
      Foreign currency related transactions ...............................         92,728         598,986
                                                                              ------------
   Net unrealized appreciation (depreciation) during the period on:
      Investments .........................................................     (2,534,446)
   Foreign currency related transactions ..................................         20,098      (2,514,348)
                                                                              ------------    ------------
   Net loss on investment transactions ....................................                     (1,915,362)
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $  1,891,372
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..................................................   $   3,806,734    $   8,707,166
   Net realized gain from investment transactions .........................         598,986        5,636,324
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ......................................      (2,514,348)       8,197,950
Net increase in net assets resulting from operations ......................       1,891,372       22,541,440
                                                                              -------------    -------------
Distributions to shareholders from net investment income ..................      (5,405,378)      (9,011,114)
                                                                              -------------    -------------
Portfolio share transactions:
   Proceeds from shares sold ..............................................      27,555,910       57,366,869
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .......................................       5,405,378        9,011,114
   Cost of shares redeemed ................................................     (36,192,318)    (149,798,464)
                                                                              -------------    -------------
Net decrease in net assets from Portfolio share transactions ..............      (3,231,030)     (83,420,481)
                                                                              -------------    -------------
Decrease in net assets ....................................................      (6,745,036)     (69,890,155)
Net assets at beginning of period .........................................      72,514,457      142,404,612
                                                                              -------------    -------------
Net assets at end of period (including undistributed net investment
   income of $1,075,196 and $2,587,204, respectively) .....................   $  65,769,421    $  72,514,457
                                                                              =============    =============

Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .................................      10,126,562       21,973,579
                                                                              -------------    -------------
   Shares sold ............................................................       4,122,227        8,433,349
   Shares issued to shareholders in reinvestment of distributions .........         806,843        1,343,624
   Shares redeemed ........................................................      (5,280,312)     (21,623,990)
                                                                              -------------    -------------
   Net decrease in Portfolio shares .......................................        (351,242)     (11,847,017)
                                                                              -------------    -------------
Shares outstanding at end of period .......................................       9,775,320       10,126,562
                                                                              =============    =============


    The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Years Ended December 31, (a)
                               ------------------------------------------------------------------------------------------------
                                1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                               ------------------------------------------------------------------------------------------------
Net asset value,
  beginning of  period .....   $ 7.16    $ 6.48    $ 7.42    $ 7.19    $ 7.37    $ 6.73    $ 6.72    $ 6.39    $ 6.47    $ 6.67
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from
  investment operations:
    Net investment
      income ...............      .41       .44       .43       .48       .49       .52       .53       .54       .54       .49
    Net realized and
      unrealized gain
      (loss) on
      investment
    transactions ...........     (.22)      .69      (.77)      .38      (.02)      .61      (.02)      .18      (.19)     (.40)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
operations .................      .19      1.13      (.34)      .86       .47      1.13       .51       .72       .35       .09
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions from:
  Net investment
    income .................     (.62)     (.45)     (.43)     (.48)     (.46)     (.47)     (.50)     (.39)     (.43)     (.29)
  Net realized gains
    on investment
    transactions ...........     --        --        (.17)     (.15)     (.19)     (.02)     --        --        --        --
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions ........     (.62)     (.45)     (.60)     (.63)     (.65)     (.49)     (.50)     (.39)     (.43)     (.29)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
end of period ..............   $ 6.73    $ 7.16    $ 6.48    $ 7.42    $ 7.19    $ 7.37    $ 6.73    $ 6.72    $ 6.39    $ 6.47
                               ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total Return (%) ...........     2.82     18.17     (4.79)    12.38      7.01     17.61      8.06     11.65      5.46      1.22
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ......       66        73       142       129       113        74        42        22         3         3
Ratio of operating
  expenses, net to
  average net
  assets (%) ...............      .61       .56       .58       .61       .63       .69       .73       .75       .75       .75
Ratio of operating expenses
  before expense reductions,
  to average daliy net
  assets (%) ...............      .61       .56       .58       .61       .63       .69       .73       .84      1.40      2.01
Ratio of net investment
  income to average
  net assets (%) ...........      6.2      6.29      6.43      6.59      6.89      7.51      8.05      8.04      7.86      7.53
Portfolio turnover
  rate (%) .................    85.11    177.21     96.55    125.15     87.00    115.86     71.02    103.41    245.23    186.05

(a) Based on monthly average shares outstanding during the period.

                                                              BALANCED PORTFOLIO
                                    INVESTMENT PORTFOLIO as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of          Principal                                                                  Market
                                 Portfolio      Amount ($)                                                                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                    4.5%               REPURCHASE AGREEMENT

                                               4,003,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                             dated 12/31/96 at 6.7% to be repurchased at $4,004,490
                                                             on 1/2/97, collateralized by a $3,703,000 U.S. Treasury
                                                             Note, 8.5%, 11/15/00 (Cost $4,003,000) ...............        4,003,000
                                                                                                                          ----------
                                   10.2%               U.S. GOVERNMENT & AGENCIES

                                               1,200,000    U.S. Treasury Bond, 7.25%, 5/15/16 ....................        1,267,128
                                                 300,000    U.S. Treasury Bond, 8.125%, 5/15/21 ...................          348,093
                                               1,850,000    U.S. Treasury Bond, 6.25%, 8/15/23 ....................        1,734,375
                                                 550,000    U.S. Treasury Note, 4.75%, 2/15/97 ....................          549,400
                                                 250,000    U.S. Treasury Note, 6.125%, 5/31/97 ...................          250,703
                                               1,000,000    U.S. Treasury Note, 5.25%, 7/31/98 ....................          991,720
                                               2,000,000    U.S. Treasury Note, 5.75%, 12/31/98 ...................        1,995,320
                                                 500,000    U.S. Treasury Note, 6.125%, 7/31/00 ...................          500,000
                                               1,150,000    U.S. Treasury Note, 5.625%, 11/30/00 ..................        1,129,150
                                                 800,000    U.S. Treasury Separate Trading Registered Interest and
                                                             Principal Securities, 11/15/10 (6.75%)** .............          318,624
                                                                                                                          ----------
                                                            Total U.S. Government & Agencies (Cost $9,081,356) ....        9,084,513
                                                                                                                          ----------
                                    3.1%               U.S. GOV'T GUARANTEED MORTGAGES

                                                 535,318    Government National Mortgage Association, 10%,
                                                             8/15/20 (a) ..........................................          589,101
                                                 528,233    Government National Mortgage Association, 8.75%,
                                                             12/15/24 (a) .........................................          544,739
                                               1,567,723    Government National Mortgage Association, 8.5%,
                                                             with various maturities to 9/15/26 (a) ...............        1,625,742
                                                                                                                          ----------
                                                            Total U.S. Gov't Guaranteed Mortgages (Cost $2,685,721)        2,759,582
                                                                                                                          ----------
                                    9.3%               U.S. GOVERNMENT AGENCY PASS-THRUS

                                               1,092,026    Federal Home Loan Mortgage Corp., 8%, 4/1/08 (a) ......        1,124,273
                                               2,577,568    Federal National Mortgage Association, 6.5%, with
                                                             various maturities to 2/1/26 (a) .....................        2,461,576
                                               2,471,628    Federal National Mortgage Association, 7%, 4/1/26 (a) .        2,416,782
                                               2,259,913    Federal National Mortgage Association, 7%,  9/1/26 (a)         2,209,765
                                                                                                                          ----------
                                                            Total U.S. Government Agency Pass-Thrus
                                                             (Cost $8,177,335) ....................................        8,212,396
                                                                                                                          ----------
                                    0.0%               COLLATERALIZED MORTGAGE OBLIGATIONS

                                                  32,214    Federal National Mortgage Association, REMIC, 8.5%,
                                                             4/25/18 (Cost $30,945) ...............................           32,153
                                                                                                                          ----------
                                    0.5%               FOREIGN BONDS - U.S. $ DENOMINATED

                                                 250,000    ABN-AMRO Bank NV, 7.75%, 5/15/23 ......................          257,010
                                                 250,000    Seagram Co., Ltd., 6.875%, 9/1/23 .....................          230,900
                                                                                                                          ----------
                                                            Total Foreign Bonds - U.S. $ Denominated
                                                            (Cost $461,469) .......................................          487,910
                                                                                                                          ----------
                                    2.8%               ASSET-BACKED SECURITIES


       Automobile Receivables       0.7%          98,937    Premier Auto Trust Asset Backed Certificate Series
                                                             1994-3, 6.8%, 12/2/99                                            99,400


    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   % of          Principal                                                                  Market
                                 Portfolio      Amount ($)                                                                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                                 500,000    Premier Auto Trust Asset Backed Certificate Series
                                                             1996-3, 6.5%, 3/6/00 .................................          503,435
                                                                                                                          ----------
                                                                                                                             602,835
                                                                                                                          ----------

       Credit Card Receivables      1.3%         850,000    Sears Credit Account Master Trust, Series 1995-4, 6.25%,
                                                             1/15/03 ..............................................          853,451
                                                 250,000    Standard Credit Card Trust, Series 1990-6B, 9.625%,
                                                             9/10/97 ..............................................          255,703
                                                                                                                          ----------
                                                                                                                           1,109,154
                                                                                                                          ----------

       Home Equity Loans            0.7%         499,996    Contimortgage Home Equity Loan Trust, Series 1996-1 A2,
                                                            5.58%, 1/15/11 ........................................          496,402
                                                  76,988    United Companies Financial Corp., Home Equity Loan
                                                             Series 1993-B1, 6.075%, 7/25/14 ......................           75,676
                                                                                                                          ----------
 ..................................................................................................................          572,078
                                                                                                                          ----------

       Manufactured Housing
        Receivables                 0.1%         119,990    Green Tree Financial Corp. Series 1995-7 A1, 6%, 10/15/26        120,027
                                                                                                                          ----------
                                                            Total Asset-Backed Securities (Cost $2,418,966) .......        2,404,094
                                                                                                                          ----------
                                   10.9%               CORPORATE BONDS


       Consumer Discretionary       0.3%         250,000    Price/Costco Inc., 7.125%, 6/15/05 ....................          250,030
                                                                                                                          ----------

       Consumer Staples             0.3%         270,000    J. Seagram & Sons Inc., 7%, 4/15/08 ...................          266,406
                                                                                                                          ----------

       Financial                    5.3%         750,000    Associates Corp. of North America, 6.625%, 5/15/01 ....          749,685
                                               1,000,000    Highwoods/Forsyth L.P., 7%, 12/1/06 ...................          986,220
                                                 500,000    Midland Bank PLC, 6.95%, 3/15/11 ......................          482,395
                                                 250,000    NationsBank Corp., 7.25%, 10/15/25 ....................          240,265
                                               1,000,000    Southern National Corp., 7.05%, 5/23/03 ...............        1,009,060
                                                 750,000    Spieker Properties, Inc., 7.875%, 12/1/16 .............          744,375
                                                 500,000    Wells Fargo & Co., 6.875%, 4/1/06 .....................          491,665
                                                                                                                          ----------
                                                                                                                           4,703,665
                                                                                                                          ----------

       Media                        1.8%         500,000    Tele-Communications, Inc., 8.65%, 9/15/04 .............          502,455
                                               1,000,000    Time Warner Inc., 9.125%, 1/15/13 .....................        1,091,700
                                                                                                                          ----------
                                                                                                                           1,594,155
                                                                                                                          ----------

       Durables                     0.9%         250,000    Lockheed Martin Corp., 9%, 1/15/22 ....................          289,135
                                                 500,000    Northrop Grumman Corp., 7.875%, 3/1/26 ................          501,165
                                                                                                                          ----------
                                                                                                                             790,300
                                                                                                                          ----------

       Manufacturing                0.3%         250,000    Corning Inc., 8.75%, 7/15/99 ..........................          261,308
                                                                                                                          ----------

       Technology                   0.6%         500,000    Loral Corp., 8.375%, 6/15/24 ..........................          553,505
                                                                                                                          ----------

       Energy                       0.9%         500,000    Atlantic Richfield Co., 8.25%, 2/1/22 .................          550,965
                                                 250,000    Enron Corp., 10%, 6/1/98 ..............................          262,600
                                                                                                                          ----------
                                                                                                                             813,565
                                                                                                                          ----------

       Transportation               0.2%         100,000    American Airlines, 8.8%, 9/16/15 ......................          109,149
                                                 100,000    American Airlines, 8.39%, 1/2/17 ......................          105,880
                                                                                                                          ----------
                                                                                                                             215,029
                                                                                                                          ----------

       Utilities                    0.3%         250,000    Commonwealth Edison Co., 9.05%, 10/15/99 ..............          263,093
                                                                                                                          ----------
                                                            Total Corporate Bonds (Cost $9,479,915) ...............        9,711,056
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio        Shares                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                   58.7%               COMMON STOCKS


Consumer Discretionary              4.8%

       Department &
       Chain Stores                 3.2%          14,200    Federated Department Stores, Inc.* ....................          484,575
                                                  10,300    Home Depot, Inc. ......................................          516,288
                                                  38,900    Price/Costco Inc.* ....................................          977,363
                                                  37,400    Wal-Mart Stores Inc. ..................................          855,525
                                                                                                                          ----------
                                                                                                                           2,833,751
                                                                                                                          ----------

       Hotels & Casinos             0.7%          39,000    Host Marriott Corp. ...................................          624,000
                                                                                                                          ----------

       Specialty Retail             0.9%          26,800    Corporate Express, Inc.* ..............................          788,925
                                                                                                                          ----------

Consumer Staples                   12.1%

       Alcohol & Tobacco            3.6%          27,000    Anheuser-Busch Companies, Inc. ........................        1,080,000
                                                  18,400    Philip Morris Companies Inc. ..........................        2,072,300
                                                                                                                          ----------
                                                                                                                           3,152,300
                                                                                                                          ----------

       Consumer Electronic &
       Photographic Products        0.7%
                                                   8,900    Duracell International Inc. ...........................          621,888
                                                                                                                          ----------

       Food & Beverage              2.2%          37,300    Coca-Cola Co., Inc. ...................................        1,962,913
                                                                                                                          ----------

       Package Goods/
       Cosmetics                    5.6%          19,500    Avon Products Inc. ....................................        1,113,938
                                                  14,500    Colgate-Palmolive Co. .................................        1,337,625
                                                   8,900    Gillette Co. ..........................................          691,975
                                                  12,400    Procter & Gamble Co. ..................................        1,333,000
                                                  18,700    Revlon, Inc. "A"* .....................................          558,662
                                                                                                                          ----------
                                                                                                                           5,035,200
                                                                                                                          ----------

Health                              9.9%

       Biotechnology                0.7%          11,900    Amgen Inc.* ...........................................          647,063
                                                                                                                          ----------

       Health Industry Services     1.3%           9,900    HBO & Company .........................................          587,813
                                                  12,200    United Healthcare Corp. ...............................          549,000
                                                                                                                          ----------
                                                                                                                           1,136,813
                                                                                                                          ----------

       Medical Supply &
       Specialty                    0.9%          11,700    Medtronic Inc. ........................................          795,600
                                                                                                                          ----------

       Pharmaceuticals              7.0%           9,900    American Home Products Corp. ..........................          580,387
                                                   8,058    Eli Lilly & Co. .......................................          588,234
                                                  22,600    Johnson & Johnson .....................................        1,124,350
                                                  17,900    Merck & Co. Inc. ......................................        1,418,575
                                                  10,000    Novartis AG (ADR) .....................................          571,875
                                                  13,100    Pfizer, Inc. ..........................................        1,085,662
                                                  12,700    SmithKline Beecham PLC (ADR) ..........................          863,600
                                                                                                                          ----------
                                                                                                                           6,232,683
                                                                                                                          ----------

Financial                           5.0%

       Banks                        1.5%           5,600    NationsBank Corp. .....................................          547,400

    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio        Shares                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                                  12,400    State Street Boston Corp. .............................          799,800
                                                                                                                          ----------
                                                                                                                           1,347,200
                                                                                                                          ----------

       Insurance                    2.4%          11,550    American International Group, Inc. ....................        1,250,288
                                                   8,400    MBIA Inc. .............................................          850,500
                                                                                                                          ----------
                                                                                                                           2,100,788
                                                                                                                          ----------

       Consumer Finance             0.5%           9,500    Associates First Capital Corp. ........................          419,188
                                                                                                                          ----------

       Other Financial
       Companies                    0.6%          14,700    Federal National Mortgage Association .................          547,575
                                                                                                                          ----------

Media                               3.0%

       Advertising                  1.2%          21,900    Interpublic Group of Companies Inc. ...................        1,040,250
                                                                                                                          ----------

       Broadcasting &
        Entertainment               1.8%          29,800    Clear Channel Communications, Inc.* ...................        1,076,525
                                                   7,500    Walt Disney Co. .......................................          522,188
                                                                                                                          ----------
                                                                                                                           1,598,713
                                                                                                                          ----------

Service Industries                  5.1%

       Electronic Data
       Processing Services          2.2%          27,700    Electronic Data Systems Corp. .........................        1,198,025
                                                  20,200    First Data Corp. ......................................          737,300
                                                                                                                          ----------
                                                                                                                           1,935,325
                                                                                                                          ----------

       Environmental Services       0.3%          10,000    U.S. Filter Corp.* ....................................          317,500
                                                                                                                          ----------

       Miscellaneous Commercial
       Services                     0.5%          24,800    Sensormatic Electronics Corp. .........................          415,400
                                                                                                                          ----------

       Miscellaneous Consumer
       Services                     1.4%          22,700    CUC International Inc.* ...............................          539,125
                                                  24,100    Service Corp. International ...........................          674,800
                                                                                                                          ----------
                                                                                                                           1,213,925
                                                                                                                          ----------

       Printing/Publishing          0.7%           8,800    Reuters Holdings PLC "B" (ADR) ........................          673,200
                                                                                                                          ----------

Durables                            2.1%

       Telecommunications
       Equipment                                  11,200    Ascend Communications, Inc.* ..........................          695,800
                                                   6,900    Cascade Communications Corp.* .........................          380,363
                                                  12,900    Nokia AB Oy (ADR) .....................................          743,363
                                                                                                                          ----------
                                                                                                                           1,819,526
                                                                                                                          ----------

Manufacturing                       7.2%

       Chemicals                    1.7%          24,300    Monsanto Co. ..........................................          944,663
                                                  12,500    Praxair Inc. ..........................................          576,563
                                                                                                                          ----------
                                                                                                                           1,521,226
                                                                                                                          ----------

       Diversified
       Manufacturing                2.6%          18,100    General Electric Co. ..................................        1,789,638
                                                   8,600    Honeywell, Inc. .......................................          565,450
                                                                                                                          ----------
                                                                                                                           2,355,088
                                                                                                                          ----------

       Electrical Products          1.9%          12,000    Emerson Electric Co. ..................................        1,161,000
                                                  14,900    FORE Systems, Inc.* ...................................          489,838
                                                                                                                          ----------


    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio        Shares                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           1,650,838
                                                                                                                          ----------

       Office Equipment/
       Supplies                     1.0%          16,800    Xerox Corp. ...........................................          884,100
                                                                                                                          ----------

Technology                          8.6%

       Computer Software            3.3%          11,650    Computer Associates International, Inc. ...............          579,588
                                                  28,600    Informix Corp.* .......................................          582,725
                                                  15,800    Microsoft Corp.* ......................................        1,305,475
                                                  10,200    Oracle Systems Corp.* .................................          425,850
                                                                                                                          ----------
                                                                                                                           2,893,638
                                                                                                                          ----------

       Electronic Data
        Processing                  0.7%          15,300    Ceridian Corp.* .......................................          619,650
                                                                                                                          ----------

       Office/Plant Automation      2.4%           7,400    3Com Corp.* ...........................................          542,975
                                                  23,400    Cabletron Systems Inc.* ...............................          778,050
                                                  13,100    Cisco Systems, Inc.* ..................................          833,488
                                                                                                                          ----------
                                                                                                                           2,154,513
                                                                                                                          ----------

       Semiconductors               2.2%          21,500    Advanced Micro Devices Inc.* ..........................          553,625
                                                  18,600    Atmel Corp.* ..........................................          616,125
                                                   6,100    Intel Corp. ...........................................          798,718
                                                                                                                          ----------
                                                                                                                           1,968,468
                                                                                                                          ----------

Energy                              0.9%

       Oil/Gas Transmission                       17,900    Enron Corp. ...........................................          771,938
                                                                                                                          ----------
                                                            Total Common Stocks (Cost $41,878,330) ................       52,079,185
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                             (Cost $78,217,037) (b) ...............................       88,773,889
                                                                                                                          ==========
------------------------------------------------------------------------------------------------------------------------------------

      * Non-income producing security.
     ** Yield; bond equivalent yield to maturity; not a coupon rate (unaudited).
    (a) Effective maturities will be shorter due to prepayments.
    (b) At December 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $78,237,142 was as follows:
        Aggregate gross unrealized appreciation for all investments in which there is an excess of market .........      11,609,029
            value over tax cost
        Aggregate gross unrealized depreciation for all investments in which there is an excess of tax ............      (1,072,282)
                                                                                                                     ---------------
            cost over market value
        Net unrealized appreciation ...............................................................................  $   10,536,747
                                                                                                                     ==============

------------------------------------------------------------------------------------------------------------------------------------

        Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities), for the year ended December 31, 1996, aggregated $56,672,487 and $39,756,709, respectively. Purchases and sales of U.S. Government securities for the year ended December 31, 1996, aggregated $5,463,914 and $8,207,745, respectively.


    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $78,217,037) (Note A)                                 $ 88,773,889
Cash                                                                                                 1,306
Receivables:
   Dividends and interest                                                                          437,539
   Portfolio shares sold                                                                           340,753
                                                                                              ------------
      Total assets                                                                              89,553,487
Liabilities
Payables:
   Investments purchased                                                       $  1,150,199
   Accrued management fee (Note B)                                                   35,508
   Other accrued expenses (Note B)                                                   24,943
                                                                               ------------
      Total liabilities                                                           1,210,650
                                                                               ------------
Net assets, at market value                                                    $ 88,342,837
                                                                               ============

Net Assets
Net assets consist of:
   Undistributed net investment income                                                        $    672,177
   Net unrealized appreciation on investments                                                   10,556,852
   Accumulated net realized gain                                                                 4,797,576
   Paid-in capital                                                                              72,316,232
                                                                                              ------------
Net assets, at market value                                                                   $ 88,342,837
                                                                                              ============
Net asset value, offering and redemption price per share
   ($88,342,837/7,608,722 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)                             $      11.61
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Income:
      Interest ............................................................                   $  2,099,138
      Dividends (net of foreign taxes withheld of $5,019) .................                        580,951
                                                                                              ------------
                                                                                                 2,680,089
   Expenses (Note A):
      Management fee (Note B) .............................................    $    372,176
      Custodian and accounting fees (Note B) ..............................          60,938
      Trustees' fees (Note B) .............................................          16,326
      Auditing ............................................................           9,672
      Legal ...............................................................             388
      Registration fees ...................................................           4,946
      Other ...............................................................           6,896        471,342
                                                                               ------------   ------------
   Net investment income ..................................................                      2,208,747
                                                                                              ------------
Net realized and unrealized gain on investment transactions
   Net realized gain from:
      Investments .........................................................       4,867,034
      Foreign currency related transactions ...............................          32,727      4,899,761
                                                                               ------------
   Net unrealized appreciation during the period on:
      Investments .........................................................       1,629,706
      Foreign currency related transactions ...............................           5,965      1,635,671
                                                                               ------------   ------------
   Net gain on investment transactions ....................................                      6,535,432
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $  8,744,179
                                                                                              ============


    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..................................................   $  2,208,747    $  1,709,893
   Net realized gain from investment transactions .........................      4,899,761       2,307,029
   Net unrealized appreciation on investment transactions
      during the period ...................................................      1,635,671       9,159,100
                                                                              ------------    ------------
Net increase in net assets resulting from operations ......................      8,744,179      13,176,022
                                                                              ------------    ------------
Distributions to shareholders from:
   Net investment income ..................................................     (2,028,500)     (1,673,390)
                                                                              ------------    ------------
   Net realized gains from investment transactions ........................     (1,925,657)       (316,977)
                                                                              ------------    ------------
Portfolio share transactions:
   Proceeds from shares sold ..............................................     25,991,787      16,676,142
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .......................................      3,954,157       1,990,367
   Cost of shares redeemed ................................................    (14,318,918)     (7,450,950)
                                                                              ------------    ------------
Net increase in net assets from portfolio share transactions ..............     15,627,026      11,215,559
                                                                              ------------    ------------
Increase in net assets ....................................................     20,417,048      22,401,214
Net assets at beginning of period .........................................     67,925,789      45,524,575
                                                                              ------------    ------------
Net assets at end of period (including undistributed net
   investment income of $672,177 and $483,837, respectively) ..............   $ 88,342,837    $ 67,925,789
                                                                              ============    ============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .................................      6,206,064       5,076,236
                                                                              ------------    ------------
   Shares sold ............................................................      2,336,334       1,667,336
   Shares issued to shareholders in reinvestment of distributions .........        360,527         204,454
   Shares redeemed ........................................................     (1,294,203)       (741,962)
                                                                              ------------    ------------
   Net increase in Portfolio shares .......................................      1,402,658       1,129,828
                                                                              ------------    ------------
Shares outstanding at end of period .......................................      7,608,722       6,206,064
                                                                              ============    ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Years Ended December 31, (a)
                               ---------------------------------------------------------------------------------------------------
                                  1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                               ---------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $10.95    $ 8.97    $10.23    $10.02     $ 9.85    $ 8.10    $ 8.75    $ 7.62    $ 6.88    $ 7.35
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Income from
  investment operations:
  Net investment income ......      .31       .30       .29       .30        .29       .35       .42       .40       .33       .34
  Net realized and unrealized
    gain (loss) on investment
    transactions .............      .95      2.04      (.48)      .42        .36      1.77      (.59)     1.06       .64      (.45)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Total from investment
  operations .................     1.26      2.34      (.19)      .72        .65      2.12      (.17)     1.46       .97      (.11)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Less distributions from:
  Net investment income ......     (.30)     (.30)     (.30)     (.28)      (.29)     (.37)     (.43)     (.33)     (.23)     (.23)
  Net realized gains on
    investment transactions ..     (.30)     (.06)     (.77)     (.23)      (.19)     --        (.05)     --        --        (.13)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Total distributions ..........     (.60)     (.36)    (1.07)     (.51)      (.48)     (.37)     (.48)     (.33)     (.23)     (.36)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Net asset value,
  end of period ..............   $11.61    $10.95    $ 8.97    $10.23     $10.02    $ 9.85    $ 8.10    $ 8.75    $ 7.62    $ 6.88
                                 ======    ======    ======    ======     ======    ======    ======    ======    ======    ======
Total Return (%) .............    11.89     26.67     (2.05)     7.45       6.96     26.93     (1.91)    19.50     14.21     (1.68)
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ........       88        68        46        45         37        25        16        18        11        12
Ratio of operating expenses,
  net to average net
  assets (%) .................      .60       .65       .75       .75        .75       .75       .75       .75       .75       .75
Ratio of operating expense
  before expense reductions,
  to average daily net assets       .60       .65       .75       .75        .75       .81       .75       .89      1.14      1.20
Ratio of net investment income
  to average net assets (%) ..     2.82      3.01      3.19      3.01       3.01      4.00      5.15      4.74      4.48      4.42
Portfolio turnover rate (%) ..    67.56     87.98    101.64    133.95*     51.66     62.03     49.03     77.98    109.95    111.00
Average commission
  rate paid (b) ..............   $.0535    $ --      $ --      $ --       $ --      $ --      $ --      $ --      $ --      $ --

(a)  Based on monthly average shares outstanding during the period.
(b)  Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after
     September 1, 1995.
*    On May 1, 1993, the Portfolio adopted its present name and investment objective which is a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities. Prior to that date, the Portfolio was known as the Managed Diversified Portfolio and its investment objective was to realize a high level of long-term total rate of return consistent with prudent investment risk. The portfolio turnover rate increased due to implementing the present investment objective. Financial highlights for the seven periods ended December 31, 1993 should not be considered representative of the present Portfolio.

GROWTH AND INCOME PORTFOLIO
INVESTMENT PORTFOLIO  as of December 31, 1996
--------------------------------------------------------------------------------

                                       % of     Principal                                                                  Market
                                     Portfolio Amount ($)                                                                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                        4.6%            REPURCHASE AGREEMENT

                                                4,176,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                              dated 12/31/96 at 6.7%to be repurchased at $4,177,554
                                                              on 1/2/97, collateralized by a $4,005,000 U.S. Treasury
                                                              Note, 7.75%, 11/30/99 (Cost $4,176,000) ..................   4,176,000
                                                                                                                          ----------

                                        1.2%            CONVERTIBLE BONDS

Health                                  0.2%

        Pharmaceuticals                           140,000   Sandoz Capital BVI Ltd., 2%, 10/6/02 .......................     150,500
                                                                                                                          ----------

Financial                               0.1%

        Other Financial
        Companies                                  40,000   First Financial Management Corp., 5%, 12/15/99 .............      70,300
                                                                                                                          ----------

Service Industries                      0.3%

        Miscellaneous
        Commercial Services                       335,000   ADT Operations Inc. LYON, 7/6/10 ...........................     216,494
                                                   54,000   Jardine Strategic Holdings Ltd., 7.5%, 5/7/49 ..............      64,800
                                                                                                                          ----------
                                                                                                                             281,294
                                                                                                                          ----------

Energy                                  0.6%

        Oil Companies                              25,000   Atlantic Richfield Co. 9% Exchange Note 9/15/97 ............     537,500
                                                                                                                          ----------
                                                            Total Convertible Bonds (Cost $1,078,290) ..................   1,039,594
                                                                                                                          ----------
                                        2.7%            CONVERTIBLE PREFERRED STOCKS
                                                Shares

Consumer Discretionary                  0.4%

        Department & Chain
        Stores                                      7,400   K mart 7.75% ...............................................     360,750
                                                                                                                          ----------

Financial                               0.7%

        Consumer Finance                0.5%       10,400   Advanta Corp. 6.75% ........................................     421,200
                                                                                                                          ----------
        Real Estate                     0.2%        5,000   Security Capital Industrial Trust "B", 7% ..................     136,250
                                                                                                                          ----------

Manufacturing                           1.6%

        Containers & Paper              1.3%       25,600   Boise Cascade Corp. "G", Cum $1.58 .........................     668,800
                                                   10,800   Bowater, Inc. "B", 7% ......................................     329,400
                                                    4,500   International Paper Co. 5.25% ..............................     205,875
                                                                                                                          ----------
                                                                                                                           1,204,075
                                                                                                                          ----------

        Industrial Specialty            0.2%       10,000   Cooper Industries, Inc. 6% .................................     193,750
        Wholesale Distributors          0.1%        1,400   Alco Standard Corp. 6.5% ...................................     133,700
                                                                                                                          ----------
                                                            Total Convertible Preferred Stocks (Cost $2,457,717) .......   2,449,725
                                                                                                                          ----------

                                       91.5%            COMMON STOCKS

Consumer Discretionary                  3.9%

        Department &
        Chain Stores                    3.8%       19,200   J.C. Penney Co., Inc. ......................................     936,000
                                                   11,500   May Department Stores ......................................     537,625

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                       % of                                                                                Market
                                     Portfolio    Shares                                                                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                   30,600   Rite Aid Corp. .............................................   1,216,350
                                                                                                                          ----------
                                                   16,700   Sears, Roebuck & Co. .......................................     770,288
                                                                                                                          ----------
                                                                                                                           3,460,263

        Hotels & Casinos                0.1%        5,311   Homestead Village, Inc.* ...................................      95,596
                                                    3,563   Homestead Village, Inc. Warrants* (Expires 10/29/97) .......      28,949
                                                                                                                          ----------
                                                                                                                             124,545
                                                                                                                          ----------

Consumer Staples                       10.5%

        Alcohol & Tobacco               3.8%       24,800   Anheuser-Busch Companies, Inc. .............................     992,000
                                                   17,300   Philip Morris Companies Inc. ...............................   1,948,413
                                                   15,080   RJR Nabisco Holdings Corp. .................................     512,720
                                                                                                                          ----------
                                                                                                                           3,453,133
                                                                                                                          ----------
        Consumer Electronic &
        Photographic Products           1.0%       18,900   Whirlpool Corp. ............................................     881,213
        Food & Beverage                 3.6%       13,000   General Mills, Inc. ........................................     823,875
                                                   37,500   H.J. Heinz Co. .............................................   1,340,625
                                                    6,400   Unilever NV (New York shares) ..............................   1,121,600
                                                                                                                          ----------
                                                                                                                           3,286,100
                                                                                                                          ----------
        Package Goods/
        Cosmetics                       2.1%        4,400   Avon Products Inc. .........................................     251,350
                                                   13,100   Kimberly-Clark Corp. .......................................   1,247,775
                                                    9,500   Tambrands Inc. .............................................     388,313
                                                                                                                          ----------
                                                                                                                           1,887,438
                                                                                                                          ----------

Health                                  8.1%

        Pharmaceuticals                            16,500   American Home Products Corp. ...............................     967,313
                                                   29,100   Baxter International Inc. ..................................   1,193,100
                                                   11,300   Bristol-Myers Squibb Co. ...................................   1,228,875
                                                   19,900   Schering-Plough Corp. ......................................   1,288,525
                                                   10,900   SmithKline Beecham PLC (ADR) ...............................     741,200
                                                   16,600   Warner-Lambert Co. .........................................   1,245,000
                                                   18,200   Zeneca Group PLC ...........................................     512,556
                                                    1,300   Zeneca Group PLC (ADR) .....................................     109,200
                                                                                                                          ----------
                                                                                                                           7,285,769
                                                                                                                          ----------

Communications                          7.1%

        Telephone/Communications                   23,800   Alltel Corp. ...............................................     746,725
                                                   16,100   Bell Atlantic Corp. ........................................   1,042,475
                                                   14,000   BellSouth Corp. ............................................     565,250
                                                   21,100   Frontier Corp. .............................................     477,388
                                                   22,100   GTE Corp. ..................................................   1,005,550
                                                   12,300   Koninklijke PTT Nederland ..................................     469,188
                                                   20,900   NYNEX Corp. ................................................   1,005,813
                                                   22,700   Sprint Corp. ...............................................     905,163
                                                   33,000   Telecom Corp. of New Zealand ...............................     168,438
                                                                                                                          ----------
                                                                                                                           6,385,990
                                                                                                                          ----------

Financial                              20.0%

        Banks                           7.9%       14,200   Banc One Corp. .............................................     610,600
                                                   15,800   Bankers Trust New York Corp. ...............................   1,362,750
                                                   15,000   Chase Manhattan Corp. ......................................   1,338,750
                                                   15,900   CoreStates Financial Corp. .................................     824,813
                                                   12,400   First Bank System Inc. .....................................     846,300
                                                   12,400   J.P. Morgan & Co., Inc. ....................................   1,210,550
                                                   18,300   KeyCorp ....................................................     924,150
                                                                                                                          ----------
                                                                                                                           7,117,913
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                       % of                                                                                Market
                                     Portfolio    Shares                                                                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
        Insurance                       3.3%       20,200   EXEL, Ltd. .................................................     765,075
                                                    6,900   Hartford Steam Boiler Inspection & Insurance Co. ...........     319,988
                                                   21,800   Lincoln National Corp. .....................................   1,144,500
                                                   12,900   Mid Ocean Limited* .........................................     677,250
                                                      900   Transamerica Corp. .........................................      71,100
                                                                                                                          ----------
                                                                                                                           2,977,913
                                                                                                                          ----------
        Other Financial
        Companies                       2.9%       22,200   Federal National Mortgage Association ......................     826,950
                                                   19,200   Student Loan Marketing Association .........................   1,788,000
                                                                                                                          ----------
                                                                                                                           2,614,950
                                                                                                                          ----------
        Real Estate                     5.9%        1,100   Charles E. Smith Residential Realty, Inc. (REIT) ...........      32,175
                                                    3,900   Developers Diversified Realty Corp. ........................     144,788
                                                    8,300   Equity Residential Properties Trust (REIT) .................     342,375
                                                   10,200   General Growth Properties, Inc. (REIT) .....................     328,950
                                                   20,500   Health Care Property Investment Inc. (REIT) ................     717,500
                                                   20,400   Meditrust SBI (REIT) .......................................     816,000
                                                   31,400   Nationwide Health Properties Inc. (REIT) ...................     761,450
                                                    7,800   Omega Healthcare Investors (REIT) ..........................     259,350
                                                   47,900   Security Capital Atlantic Inc. .............................   1,173,550
                                                   16,141   Security Capital Industrial Trust (REIT) ...................     345,014
                                                   15,096   Simon DeBartolo Group, Inc. ................................     467,976
                                                                                                                          ----------
                                                                                                                           5,389,128
                                                                                                                          ----------

Durables                                7.6%

        Aerospace                       4.2%          865   Boeing Co. .................................................      92,014
                                                   10,288   Lockheed Martin Corp. ......................................     941,352
                                                    1,400   Northrop Grumman Corp. .....................................     115,850
                                                   20,600   Rockwell International Corp.(New) ..........................   1,254,025
                                                   21,400   United Technologies Corp. ..................................   1,412,400
                                                                                                                          ----------
                                                                                                                           3,815,641
                                                                                                                          ----------
        Automobiles                     2.7%       21,100   Dana Corp. .................................................     688,388
                                                   10,100   Eaton Corp. ................................................     704,475
                                                   22,300   Ford Motor Co. .............................................     710,813
                                                    8,200   Genuine Parts Co. ..........................................     364,900
                                                                                                                          ----------
                                                                                                                           2,468,576
                                                                                                                          ----------
        Construction/
        Agricultural Equipment          0.7%        9,900   PACCAR, Inc. ...............................................     673,200
                                                                                                                          ----------

Manufacturing                          15.6%

        Chemicals                       5.0%       15,200   DSM NV (ADR) ...............................................     374,300
                                                    8,300   Dow Chemical Co. ...........................................     650,513
                                                   13,800   E.I. du Pont de Nemours & Co. ..............................   1,302,375
                                                   17,700   Eastman Chemical Co. .......................................     977,925
                                                   15,700   Imperial Chemical Industries PLC (ADR) (New) ...............     816,400
                                                   16,200   Lyondell Petrochemical Co. .................................     356,400
                                                                                                                          ----------
                                                                                                                           4,477,913
                                                                                                                          ----------

        Containers & Paper              1.1%       28,800   Stone Container Corp. ......................................     428,400
                                                   19,300   Westvaco Corp. .............................................     554,875
                                                                                                                          ----------
                                                                                                                             983,275
                                                                                                                          ----------

        Diversified
         Manufacturing                  2.8%        6,600   Dresser Industries Inc. ....................................     204,600
                                                   14,400   Olin Corp. .................................................     541,800
                                                   35,600   TRW Inc. ...................................................   1,762,200
                                                                                                                          ----------
                                                                                                                           2,508,600
                                                                                                                          ----------

        Electrical Products             2.2%       29,100   Philips NV (New York shares) ...............................   1,164,000

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                       % of                                                                                Market
                                     Portfolio   Shares                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                   18,500   Thomas & Betts Corp. .......................................     820,938
                                                                                                                          ----------
                                                                                                                           1,984,938
                                                                                                                          ----------
        Office Equipment/
        Supplies                        3.2%       54,900   Xerox Corp. ................................................   2,889,113
        Specialty Chemicals             1.3%       14,400   BetzDearborn Inc. ..........................................     842,400
                                                    9,900   Witco Corp. ................................................     301,950
                                                                                                                          ----------
                                                                                                                           1,144,350
                                                                                                                          ----------

Energy                                  7.5%

        Oil & Gas Production            0.2%        5,081   Union Pacific Resources Group ..............................     148,619
        Oil Companies                   7.1%        6,700   Exxon Corp. ................................................     656,600
                                                   15,900   Murphy Oil Corp. ...........................................     884,438
                                                    9,600   Pennzoil Co. ...............................................     542,400
                                                   11,100   Repsol SA (ADR) ............................................     423,188
                                                    5,000   Royal Dutch Petroleum Co. (New York shares) ................     853,750
                                                   19,556   Societe Nationale Elf Aquitaine (ADR) ......................     884,909
                                                    4,300   Texaco Inc. ................................................     421,938
                                                   22,366   Total SA (ADR) .............................................     900,232
                                                   33,300   YPF S.A. "D" (ADR) .........................................     840,825
                                                                                                                          ----------
                                                                                                                           6,408,280
                                                                                                                          ----------

        Oil/Gas Transmission            0.2%        4,500   PanEnergy Corp. ............................................     202,500
                                                                                                                          ----------

Metals & Minerals                       2.6%

        Steel & Metals                             39,152   Allegheny Teledyne Inc. ....................................     900,496
                                                   28,000   Freeport McMoRan Copper & Gold, Inc. "A" ...................     787,500
                                                   13,500   Oregon Steel Mills, Inc. ...................................     226,125
                                                    6,700   Phelps Dodge Corp. .........................................     452,250
                                                                                                                          ----------
                                                                                                                           2,366,371
                                                                                                                          ----------

Construction                            2.2%

        Building Materials              0.3%       10,638   Martin Marietta Materials, Inc. ............................     247,334
        Forest Products                 1.9%       11,100   Georgia Pacific Corp. ......................................     799,200
                                                   25,500   Louisiana-Pacific Corp. ....................................     538,688
                                                    8,700   Weyerhaeuser Co. ...........................................     412,163
                                                                                                                          ----------
                                                                                                                           1,750,051
                                                                                                                          ----------

Transportation                          1.6%

        Railroads                                  10,700   CSX Corp. ..................................................     452,075
                                                   15,700   Canadian National Railway Co. ..............................     597,211
                                                    6,000   Union Pacific Corp. ........................................     360,750
                                                                                                                          ----------
                                                                                                                           1,410,036
                                                                                                                          ----------

Utilities                               4.8%

        Electric Utilities                          3,200   Boston Edison Co. ..........................................      86,000
                                                    9,800   CINergy Corp. ..............................................     327,075
                                                    2,600   Duke Power Co. .............................................     120,250
                                                   22,100   National Power PLC (ADR) ...................................     748,638
                                                   15,400   PacifiCorp .................................................     315,700
                                                   37,100   Pacific Gas & Electric Co. .................................     779,100
                                                   20,800   PowerGen PLC (Sponsored ADR) ...............................     821,600
                                                   13,000   Southern Company ...........................................     294,125
                                                                                                                          ----------
                                                    3,100   Texas Utilities Co., Inc. ..................................     126,325
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                                                           Market
                                                  Shares                                                                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                   26,900   Unicom Corp. ...............................................     729,652
                                                                                                                          ----------
                                                                                                                           4,348,465
                                                                                                                          ----------

                                                            Total Common Stocks (Cost $67,018,600) .....................  82,691,617
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                              (Cost $74,730,607) (a) ...................................  90,356,936
                                                                                                                          ==========


       * Non-income producing security.
     (a) At December 31, 1996, the net unrealized  appreciation of investments  based on cost for federal income tax purposes of $74,727,583 was as follows:
         Aggregate gross unrealized appreciation for all investments in which there is an excess
             of market value over tax cost ........................................................................     $16,326,918
         Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over
             market value .........................................................................................        (697,565)
                                                                                                                       ------------
         Net unrealized appreciation ..............................................................................     $15,629,353
                                                                                                                        ===========
------------------------------------------------------------------------------------------------------------------------------------

         Purchases and sales of investment securities (excluding short-term investments),  for the year ended December 31, 1996, aggregated $47,137,445 and $21,525,631, respectively.

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $74,730,607) (Note A) ..........                      $ 90,356,936
Cash ...................................................................                               850
Foreign currency, at value (cost $2,214) ...............................                             2,216
Receivables:
    Investments sold ...................................................                           267,502
    Dividends and interest .............................................                           260,160
    Portfolio shares sold ..............................................                           331,847
    Foreign taxes recoverable ..........................................                            20,010
                                                                                              ------------
        Total assets ...................................................                        91,239,521
Liabilities
Payables:
    Investments purchased ..............................................       $     76,620
    Portfolio shares redeemed ..........................................                 99
    Accrued management fee (Note B) ....................................             35,291
    Other accrued expenses (Note B) ....................................             35,964
                                                                               ------------
        Total liabilities ..............................................            147,974
                                                                               ------------
Net assets, at market value ............................................       $ 91,091,547
                                                                               ============
Net Assets
Net assets consist of:
    Undistributed net investment income ................................                      $    713,479
    Net unrealized appreciation on:
        Investments ....................................................                        15,626,329
        Foreign currency related transactions ..........................                                11
    Accumulated net realized gain ......................................                         3,799,669
    Paid-in capital ....................................................                        70,952,059
                                                                                              ------------
Net assets, at market value ............................................                      $ 91,091,547
                                                                                              ============
Net asset value, offering and redemption price per share
    ($91,091,5479,724,734 outstanding shares of beneficial
    interest, no par value, unlimited number of shares authorized) .....                      $       9.37
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
    Income:
        Dividends (net of foreign taxes withheld of $52,815) ...........                      $  2,451,899
        Interest .......................................................                           154,234
                                                                                              ------------
                                                                                                 2,606,133
    Expenses (Note A):
        Management fee (Note B) ........................................       $    326,033
        Custodian and accounting fees (Note B) .........................             83,934
        Trustees' fees (Note B) ........................................             16,634
        Auditing .......................................................             10,677
        Registration fees ..............................................              9,697
        Legal ..........................................................                203
        Other ..........................................................              3,673        450,851
                                                                               ------------   ------------
    Net investment income ..............................................                         2,155,282
                                                                                              ------------

Net realized and unrealized gain on investment transactions
    Net realized gain from:
        Investments ....................................................          3,798,564
        Foreign currency related transactions ..........................                  3      3,798,567
                                                                               ------------
    Net unrealized appreciation during the period on:
        Investments ....................................................          7,841,863
        Foreign currency related transactions ..........................                 11      7,841,874
                                                                               ------------   ------------
    Net gain on investment transactions ................................                        11,640,441
Net increase in net assets resulting from operations ...................                      $ 13,795,723
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
    Net investment income ..............................................      $  2,155,282    $  1,140,276
    Net realized gain from investment transactions .....................         3,798,567         685,486
    Net unrealized appreciation on investment
        transactions during the period .................................         7,841,874       8,112,233
                                                                              ------------    ------------
Net increase in net assets resulting from operations ...................        13,795,723       9,937,995
                                                                              ------------    ------------
Distributions to shareholders from:
    Net investment income ..............................................        (1,781,057)       (895,880)
                                                                              ------------    ------------
    Net realized gains from investment transactions ....................          (729,093)       (150,289)
                                                                              ------------    ------------
Portfolio share transactions:
    Proceeds from shares sold ..........................................        48,549,524      29,272,260
    Net asset value of shares issued to shareholders
        in reinvestment of distributions ...............................         2,510,150       1,046,169
    Cost of shares redeemed ............................................       (23,216,134)     (7,322,663)
                                                                              ------------    ------------
Net increase in net assets from Portfolio share transactions ...........        27,843,540      22,995,766
                                                                              ------------    ------------
Increase in net assets .................................................        39,129,113      31,887,592
Net assets at beginning of period ......................................        51,962,434      20,074,842
                                                                              ------------    ------------
Net assets at end of period (including undistributed net
    investment income of $713,479 and $403,970, respectively) ..........      $ 91,091,547    $ 51,962,434
                                                                              ============    ============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period ..............................         6,510,714       3,204,882
                                                                              ------------    ------------
    Shares sold ........................................................         5,669,994       4,166,992
    Shares issued to shareholders in reinvestment of distributions .....           301,924         151,454
    Shares redeemed ....................................................        (2,757,898)     (1,012,614)
                                                                              ------------    ------------
    Net increase in Portfolio shares ...................................         3,214,020       3,305,832
                                                                              ------------    ------------
Shares outstanding at end of period ....................................         9,724,734       6,510,714
                                                                              ============    ============

    The accompanying notes are an integral part of the financial statements.

GROWTH AND INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                                  For the Period
                                                                                                                    May 2, 1994
                                                                                                                   (commencement
                                                                                    Years Ended December 31,       of operations)
                                                                                    -------------------------      to December 31,
                                                                                      1996             1995             1994
                                                                                    -------------------------     ----------------
Net asset value, beginning of period ............................................   $   7.98         $   6.26         $   6.00(b)
                                                                                    --------         --------         --------
Income from investment operations:
  Net investment income .........................................................        .27              .23              .13
  Net realized and unrealized gain on investment transactions ...................       1.46             1.72              .17(d)
                                                                                    --------         --------         --------
Total from investment operations ................................................       1.73             1.95              .30
                                                                                    --------         --------         --------
Less distributions from:
  Net investment income .........................................................       (.23)            (.19)            (.04)
  Net realized gains on investment transactions .................................       (.11)            (.04)            --
                                                                                                     --------         --------
Total distributions .............................................................       (.34)            (.23)            (.04)
                                                                                    --------         --------         --------
Net asset value, end of period ..................................................   $   9.37         $   7.98         $   6.26
                                                                                    ========         ========         ========
Total Return (%) ................................................................      22.17            31.74             4.91**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................................         91               52               20
Ratio of operating expenses, net to average net assets (%) ......................        .66              .75              .75*
Ratio of operating expenses, before reductions, to average daily net assets (%) .        .66              .75           .1.62*
Ratio of net investment income to average net assets (%) ........................       3.14             3.18             3.63*
Portfolio turnover rate (%) .....................................................      32.18            24.33            28.41*
Average commission rate paid (c) ................................................   $  .0502         $   --           $   --

(a)  Based on monthly average shares outstanding during the period.
(b)  Original capital
(c)  Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after
     September 1, 1995.
(d)  The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and purchases of Portfolio shares in relation to fluctuating market values during the period.
*    Annualized
**   Not annualized

                                                        CAPITAL GROWTH PORTFOLIO
                                    INVESTMENT PORTFOLIO as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of        Principal                                                                    Market
                                 Portfolio    Amount ($)                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                    3.2%               REPURCHASE AGREEMENT

                                              14,154,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                             dated 12/31/96 at 6.7% to be repurchased at $14,159,268
                                                             on 1/2/97, collateralized by a $14,070,000 U.S. Treasury
                                                             Note, 6.125%, 9/30/00 (Cost $14,154,000)                     14,154,000
                                                                                                                        ------------

                                   96.8%               COMMON STOCKS

                                                Shares
------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary              6.0%

       Department &
       Chain Stores                 4.0%          95,000    Home Depot, Inc. ..........................................    4,761,875
                                                  75,000    J.C. Penney Co., Inc. .....................................    3,656,250
                                                  90,000    May Department Stores .....................................    4,207,500
                                                 120,000    Walgreen Co. ..............................................    4,800,000
                                                                                                                          ----------
                                                                                                                          17,425,625
                                                                                                                          ----------

       Restaurants                  1.0%         101,400    McDonald's Corp. ..........................................    4,588,350
                                                                                                                          ----------

       Specialty Retail             1.0%         120,000    Tiffany & Co. .............................................    4,395,000
                                                                                                                          ----------

Consumer Staples                    5.5%

       Alcohol & Tobacco            1.8%         196,400    Anheuser-Busch Companies, Inc. ............................    7,856,000
                                                                                                                          ----------

       Food & Beverage              1.1%         100,000    ConAgra Inc. ..............................................    4,975,000
                                                                                                                          ----------

       Package Goods/
       Cosmetics                    2.6%          60,000    Clorox Co. ................................................    6,022,500
                                                  50,000    Procter & Gamble Co. ......................................    5,375,000
                                                                                                                          ----------
                                                                                                                          11,397,500
                                                                                                                          ----------

Health                             13.6%

       Hospital Management          2.5%         275,600    Columbia/HCA Healthcare Corp. .............................   11,230,700
                                                                                                                          ----------

       Medical Supply &
       Specialty                    2.7%         155,000    Becton, Dickinson & Co. ...................................    6,723,125
                                                 120,000    STERIS Corp.* .............................................    5,220,000
                                                                                                                        ------------
                                                                                                                          11,943,125
                                                                                                                        ------------

       Pharmaceuticals              8.4%
                                                  70,000    American Home Products Corp. ..............................    4,103,750
                                                  90,000    Johnson & Johnson .........................................    4,477,500
                                                  50,000    Merck & Co. Inc. ..........................................    3,962,500
                                                 101,000    Novartis AG (ADR) .........................................    5,775,938
                                                  68,600    Pfizer, Inc. ..............................................    5,685,225
                                                  47,000    Schering-Plough Corp. .....................................    3,043,250
                                                 130,000    Warner-Lambert Co. ........................................    9,750,000
                                                                                                                        ------------
                                                                                                                          36,798,163
                                                                                                                        ------------

Financial                          17.5%

       Banks                        4.5%
                                                 112,500    Citicorp ..................................................   11,587,500
                                                  40,000    J.P. Morgan & Co., Inc. ...................................    3,905,000
                                                 100,000    Norwest Corp. .............................................    4,350,000
                                                                                                                        ------------
                                                                                                                          19,842,500
                                                                                                                        ------------

       Insurance                    6.0%          90,000    American International Group, Inc. ........................    9,742,500

    The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio      Shares                                                                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                 210,000    EXEL, Ltd. ................................................    7,953,750
                                                  85,000    MBIA Inc. .................................................    8,606,250
                                                                                                                        ------------
                                                                                                                          26,302,500
                                                                                                                        ------------

       Consumer Finance             1.1%         110,100    Associates First Capital Corp. ............................    4,858,163
                                                                                                                          ----------

       Other Financial
       Companies                    5.9%         205,000    American Express Credit Corp. .............................   11,582,500
                                                 384,000    Federal National Mortgage Association .....................   14,304,000
                                                                                                                        ------------
                                                                                                                          25,886,500
                                                                                                                        ------------

Media                               1.0%

       Advertising                                92,500    Omnicom Group, Inc. .......................................    4,231,875
                                                                                                                        ------------

Service Industries                  4.3%

       Investment                   2.7%          92,500    Franklin Resources Inc. ...................................    6,324,688
                                                  70,200    Merrill Lynch & Co., Inc. .................................    5,721,300
                                                                                                                        ------------
                                                                                                                          12,045,988
                                                                                                                        ------------

       Miscellaneous
       Commercial Services          1.6%         148,000    Manpower, Inc. ............................................    4,810,000
                                                  83,100    Sabre Group Holdings Inc.* ................................    2,316,413
                                                                                                                        ------------
                                                                                                                           7,126,413
                                                                                                                        ------------

Durables                            5.4%

       Aerospace                    4.7%          74,414    Lockheed Martin Corp. .....................................    6,808,881
                                                 110,000    Rockwell International Corp. (New)* .......................    6,696,250
                                                 110,000    United Technologies Corp. .................................    7,260,000
                                                                                                                        ------------
                                                                                                                          20,765,131
                                                                                                                        ------------

       Telecommunications
       Equipment                    0.7%          50,000    Ascend Communications, Inc.* ..............................    3,106,250
                                                                                                                        ------------

Manufacturing                      11.6%

       Chemicals                    3.6%          65,000    E.I. du Pont de Nemours & Co. .............................    6,134,375
                                                 103,900    Praxair Inc. ..............................................    4,792,388
                                                  75,000    Sigma-Aldrich Corp. .......................................    4,682,813
                                                                                                                        ------------
                                                                                                                          15,609,576
                                                                                                                        ------------

       Diversified
       Manufacturing                3.5%          35,600    General Electric Co. ......................................    3,519,950
                                                 120,000    TRW Inc. ..................................................    5,940,000
                                                  65,000    Textron, Inc. .............................................    6,126,250
                                                                                                                        ------------
                                                                                                                          15,586,200
                                                                                                                        ------------

       Electrical Products          1.9%          37,500    ABB AB (ADR) ..............................................    4,190,625
                                                  45,000    Emerson Electric Co. ......................................    4,353,750
                                                                                                                        ------------
                                                                                                                           8,544,375
                                                                                                                        ------------

       Machinery/
       Components/ Controls         2.6%         100,000    Ingersoll-Rand Co. ........................................    4,450,000
                                                 176,000    Parker-Hannifin Group .....................................    6,820,000
                                                                                                                        ------------
                                                                                                                          11,270,000
                                                                                                                        ------------

Technology                         16.2%

       Diverse Electronic
       Products                     3.7%         215,000    Applied Materials, Inc.* ..................................    7,726,563
                                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio      Shares                                                                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                 150,000    General Motors Corp. "H" ..................................    8,437,500
                                                                                                                        ------------
                                                                                                                          16,164,063
                                                                                                                        ------------

       Electronic Data
       Processing                   5.8%         100,000    Compaq Computer Corp.* ....................................    7,425,000
                                                 143,000    Hewlett-Packard Co. .......................................    7,185,750
                                                  25,000    International Business Machines Corp. .....................    3,775,000
                                                 280,000    Sun Microsystems, Inc.* ...................................    7,192,500
                                                                                                                        ------------
                                                                                                                          25,578,250
                                                                                                                        ------------

       Military Electronics         0.8%          75,000    Raytheon Co. ..............................................    3,609,375
                                                                                                                        ------------

       Office/Plant
       Automation                   1.5%          90,000    Cabletron Systems Inc.* ...................................    2,992,500
                                                  53,400    Cisco Systems, Inc.* ......................................    3,397,575
                                                                                                                        ------------
                                                                                                                           6,390,075
                                                                                                                        ------------

       Semiconductors               4.4%         175,000    Atmel Corp.* ..............................................    5,796,875
                                                 105,000    Intel Corp. ...............................................   13,748,438
                                                                                                                        ------------
                                                                                                                          19,545,313
                                                                                                                        ------------

Energy                             12.6%

       Engineering                  0.8%          55,000    Fluor Corp. ...............................................    3,451,250
                                                                                                                          ----------

       Oil & Gas Production         0.6%          58,800    Triton Energy Ltd.* .......................................    2,851,800
                                                                                                                          ----------

       Oil Companies                9.7%          62,800    Amoco Corp. ...............................................    5,055,400
                                                  57,500    Atlantic Richfield Co. ....................................    7,618,750
                                                  77,600    Exxon Corp. ...............................................    7,604,800
                                                  52,600    Mobil Corp. ...............................................    6,430,350
                                                 125,000    Repsol SA (ADR) ...........................................    4,765,625
                                                  65,000    Royal Dutch Petroleum Co. (New York shares) ...............   11,098,750
                                                                                                                        ------------
                                                                                                                          42,573,675
                                                                                                                        ------------

       Oil/Gas Transmission         1.5%         110,000    Enron Corp. ...............................................    4,743,750
                                                  52,500    Williams Companies., Inc. .................................    1,968,750
                                                                                                                        ------------
                                                                                                                           6,712,500
                                                                                                                        ------------

Transportation                      2.0%

       Airlines                     1.2%          60,000    AMR Corp.* ................................................    5,287,500
                                                                                                                        ------------

       Railroads                    0.8%         125,000    Canadian Pacific Ltd. .....................................    3,312,500
                                                                                                                        ------------

Utilities                           1.1%

       Electric Utilities                          9,300    CILCORP, Inc. .............................................      340,613
                                                  50,000    Eastern Utilities Association .............................      868,750
                                                  50,000    National Power PLC ........................................      417,728
                                                 155,000    PowerGen PLC ..............................................    1,517,860
                                                  60,000    Unicom Corp. ..............................................    1,627,495
                                                                                                                        ------------
                                                                                                                           4,772,446
                                                                                                                        ------------
                                                            Total Common Stocks (Cost $354,422,394) ...................  426,033,681
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                             (Cost $368,576,394) (a) ..................................  440,187,681
                                                                                                                         ===========
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      * Non-income producing security.
    (a) At December 31, 1996, the net unrealized  appreciation on investments based on cost for federal income tax purposes of $368,676,915 was as follows:
        Aggregate  gross  unrealized  appreciation  for all  investments in which there is an excess of market
        value over tax cost .......................................................................................  $   76,489,565
        Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost
        over market value .........................................................................................      (4,978,799)
                                                                                                                     ---------------
        Net unrealized appreciation ...............................................................................   $   71,510,766
                                                                                                                      ==============
------------------------------------------------------------------------------------------------------------------------------------

        Purchases and sales of investment securities (excluding  short-term  investments),  for the year ended
        December 31, 1996, aggregated $291,221,742 and $248,397,136, respectively.


    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $368,576,394) (Note A) ............                   $440,187,681
Cash ......................................................................                            839
Foreign currency, at value, (cost $20,844) ................................                         20,838
Receivables:
   Investments sold .......................................................                      1,948,303
   Portfolio shares sold ..................................................                        425,009
   Dividends and interest .................................................                        345,170
   Foreign taxes recoverable ..............................................                          4,910
                                                                                              ------------
      Total assets ........................................................                    442,932,750
Liabilities
Payables:
   Portfolio shares redeemed ..............................................    $  2,229,711
   Accrued management fee (Note B) ........................................         175,385
   Other accrued expenses (Note B) ........................................          46,346
                                                                               ------------
      Total liabilities ...................................................       2,451,442
                                                                               ------------
Net assets, at market value ...............................................    $440,481,308
                                                                               ============
Net Assets
Net assets consist of:
   Undistributed net investment income ....................................                   $  1,565,989
   Net unrealized appreciation on:
      Investments .........................................................                     71,611,287
      Foreign currency related transactions ...............................                             47
   Accumulated net realized gain ..........................................                     33,760,206
   Paid-in capital ........................................................                    333,543,779
                                                                                              ------------
Net assets, at market value ...............................................                   $440,481,308
                                                                                              ============
Net asset value, offering and redemption price per share
   ($440,481,30826,691,077 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) .........                   $      16.50
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $163,344) ...............                   $  6,354,599
      Interest ............................................................                        723,916
                                                                                              ------------
                                                                                                 7,078,515
   Expenses (Note A):
      Management fee (Note B) .............................................   $  1,870,361
      Custodian and accounting fees (Note B) ..............................        115,868
      Trustees' fees (Note B) .............................................         18,813
      Auditing ............................................................         40,672
      Legal ...............................................................          2,513
      Registration fees ...................................................         19,999
      Other ...............................................................         17,285       2,085,511
                                                                              ------------    ------------
   Net investment income ..................................................                      4,993,004
                                                                                              ------------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments .........................................................     33,866,057
      Foreign currency related transactions ...............................         (8,845)     33,857,212
                                                                              ------------
   Net unrealized appreciation during the period on:
      Investments .........................................................     33,028,791
      Foreign currency related transactions ...............................             26      33,028,817
                                                                              ------------    ------------
   Net gain on investment transactions ....................................                     66,886,029
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $ 71,879,033
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..................................................   $   4,993,004    $   3,089,532
   Net realized gain from investment transactions .........................      33,857,212       28,439,406
   Net unrealized appreciation on investment
      transactions during the period ......................................      33,028,817       40,615,497
                                                                              -------------    -------------
Net increase in net assets resulting from operations ......................      71,879,033       72,144,435
                                                                              -------------    -------------
Distributions to shareholders from:
   Net investment income ..................................................      (4,669,020)      (2,245,727)
                                                                              -------------    -------------
   Net realized gain from investment transactions .........................     (28,547,850)      (8,804,833)
                                                                              -------------    -------------
Portfolio share transactions:
   Proceeds from shares sold ..............................................     176,019,020      125,834,281
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .......................................      33,216,870       11,050,560
   Cost of shares redeemed ................................................    (145,085,225)    (116,840,991)
                                                                              -------------    -------------
Net increase in net assets from Portfolio share transactions ..............      64,150,665       20,043,850
                                                                              -------------    -------------
Increase in net assets ....................................................     102,812,828       81,137,725
Net assets at beginning of period .........................................     337,668,480      256,530,755
                                                                              -------------    -------------
Net assets at end of period (including undistributed net
   investment income of $1,565,989 and $1,250,850, respectively) ..........   $ 440,481,308    $ 337,668,480
                                                                              =============    =============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .................................      22,392,030       20,979,934
                                                                              -------------    -------------
   Shares sold ............................................................      11,627,337        9,213,682
   Shares issued to shareholders in reinvestment of distributions .........       2,233,815          896,773
   Shares redeemed ........................................................      (9,562,105)      (8,698,359)
                                                                              -------------    -------------
   Net increase in Portfolio shares .......................................       4,299,047        1,412,096
                                                                              -------------    -------------
Shares outstanding at end of period .......................................      26,691,077       22,392,030
                                                                              =============    =============

    The accompanying notes are an integral part of the financial statements.

CAPITAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                    Years Ended December 31, (a)
                                ---------------------------------------------------------------------------------------------------
                                   1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                ---------------------------------------------------------------------------------------------------

Net asset value,
  beginning of period .........   $15.08    $12.23    $14.95    $12.71    $12.28    $ 8.99    $10.21    $ 8.53    $ 7.06    $ 7.67
Income from
  investment operations:
  Net investment income .......      .19       .14       .06       .06       .11       .16       .25       .35       .16       .15
  Net realized and unrealized
    gain (loss) on investment
    transactions ..............     2.68      3.25     (1.42)     2.52       .66      3.35     (1.00)     1.58      1.40      (.28)
Total from investment
  operations ..................     2.87      3.39     (1.36)     2.58       .77      3.51      (.75)     1.93      1.56      (.13)
Less distributions from:
  Net investment income .......     (.19)     (.11)     (.05)     (.07)     (.11)     (.22)     (.24)     (.25)     (.09)     (.09)
  Net realized gains on
    investment transactions ...    (1.26)     (.43)    (1.31)     (.27)     (.23)     --        (.23)     --        --        (.39)
Total distributions ...........    (1.45)     (.54)    (1.36)     (.34)     (.34)     (.22)     (.47)     (.25)     (.09)     (.48)
Net asset value,
  end of period ...............   $16.50    $15.08    $12.23    $14.95    $12.71    $12.28    $ 8.99    $10.21    $ 8.53    $ 7.06
Total Return (%) ..............    20.13     28.65     (9.67)    20.88      6.42     39.56     (7.45)    22.75     22.07     (1.88)
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) .........      440       338       257       257       167       108        45        45        17        10
Ratio of operating expenses,
  net to average net
  assets (%) ..................      .53       .57       .58       .60       .63       .71       .72       .75       .75       .75
Ratio of operating expenses
  before expense reductions, to
  average daily net assets (%)       .53       .57       .58       .60       .63       .71       .72       .85      1.11      1.24
Ratio of net investment income
  to average net assets (%) ...     1.27      1.06       .47       .46       .95      1.49      2.71      3.51      2.17      1.68
Portfolio turnover rate (%) ...    65.56    119.41     66.44     95.31     56.29     58.88     61.39     63.96    129.75    113.34
Average commission
  rate paid (b) ...............   $.0585    $ --      $ --      $ --      $ --      $ --      $ --      $ --      $ --      $ --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after
    September 1, 1995.

                                                      GLOBAL DISCOVERY PORTFOLIO
                                    INVESTMENT PORTFOLIO as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of        Principal                                                                    Market
                                 Portfolio    Amount ($)                                                                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                    6.1%               REPURCHASE AGREEMENT

                                              1,031,000     Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                            dated 12/31/96 at 6.7% to be repurchased at $1,031,384
                                                            on 1/2/97, collateralized by a $1,032,000 U.S. Treasury
                                                            Note, 6.25%, 5/31/00 (Cost $1,031,000) ....................    1,031,000
                                                                                                                          ----------
                                   0.2%                BONDS

Portugal
                                                     591    Jeronimo Martins, 9/15/03 (Cost $30,750) (a) ..............       29,224
                                                                                                                          ----------

                                    4.2%               PREFERRED STOCKS

                                                Shares
------------------------------------------------------------------------------------------------------------------------------------

Germany
                                                     768    Fresenius AG (Manufacturer and distributor of
                                                            pharmaceutical and medical systems products) ..............      158,654
                                                   2,860    Marschollek Lautenschlaeger und Partner AG (Leading
                                                            independent life insurance company) .......................      397,596
                                                   2,300    Moebel Walther AG (Furniture retailer) ....................      150,908
                                                                                                                          ----------
                                                            Total Preferred Stocks (Cost $576,250)                           707,158
                                                                                                                          ----------
                                  89.5%                COMMON STOCKS

Argentina                           0.8%
                                                  48,300    Dalmine Siderca (Steel producer) ..........................       88,164
                                                   6,200    Quilmes Industrial S.A. (Leading beer distributor) ........       49,600
                                                   1,932    Siderar SAIC (Manufacturer of hot and cold rolled sheets
                                                            of steel) .................................................        5,565
                                                                                                                          ----------
                                                                                                                             143,329
                                                                                                                          ----------
Austria                             0.7%
                                                   1,000    VAE Eisenbahnsysteme AG (Manufacturer of electronic
                                                            railroad control systems) .................................      113,465
                                                                                                                          ----------
Bermuda                             0.9%
                                                   7,000    Terra Nova (Bermuda) Holdings Ltd. "A" (Property,
                                                            casualty and marine insurance and reinsurance
                                                            company) ..................................................      150,500
                                                                                                                          ----------
Brazil                              1.0%
                                              13,000,000    Banco Bradesco S.A. (pfd.) (Commercial bank) ..............       94,207
                                               1,500,000    Lojas Renner S.A. (pfd.) (Specialty retailer of apparel,
                                                            cosmetics, electronics, household appliances and
                                                            furniture) ................................................       69,291
                                                                                                                          ----------
                                                                                                                             163,498
                                                                                                                          ----------
Chile                               0.8%
                                                   6,000    Santa Isabel S.A. (Supermarket chain) .....................      135,750
                                                                                                                          ----------
Czech Republic                      2.2%
                                                  11,900    Central European Media Enterprises Ltd. "A"* (Owner
                                                            and operator of national and regional private
                                                            commercial television stations in Central Europe and
                                                            Germany) ..................................................      377,825
                                                                                                                          ----------
Finland                             0.9%
                                                   3,800    Orion-yhtyma Oy "B" (Developer and producer of
                                                            pharmaceuticals, bulk drug substances and other
                                                            health care products) .....................................      146,217
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

GLOBAL DISCOVERY PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
France                              2.6%
                                                   3,171    Dassault Systemes SA*(Computer aided design,
                                                            manufacturing and engineering software products) ..........      146,293
                                                     635    Essilor International (Manufacturer of various types of
                                                            lenses, eyeglasses, contact lenses and optical measuring
                                                            instruments) ..............................................      192,814
                                                   7,300    Group AB SA (ADR)* (Producer and distributor of television
                                                            programming) .............................................      104,952
                                                                                                                          ----------
                                                                                                                             444,059
                                                                                                                          ----------
Hong Kong                           0.2%
                                                  29,600    Jinhui Shipping & Transportation Ltd. (ADR) (Operator of
                                                            fleet transporting steel, iron ore and non-ferrous metals,
                                                            agricultural products) ....................................       29,600
                                                                                                                          ----------
Indonesia                           0.4%
                                                   8,000    Modern Photo Film Co.(Foreign registered)
                                                            (Photographic film distributor) ...........................       25,402
                                                  34,500    Mustika Ratu (Foreign registered) (Consumer cosmetics
                                                            producer) (a) .............................................       46,740
                                                                                                                          ----------
                                                                                                                              72,142
                                                                                                                          ----------
Ireland                             4.0%
                                                  42,600    Bank of Ireland PLC (Bank) ................................      388,359
                                                   6,000    Irish Continental Group PLC (Transport of passengers,
                                                            freight and containers between Ireland, the U.K. and the
                                                            continent) ................................................       42,701
                                                  37,700    Irish Life PLC (Provider of life and disability insurance
                                                            and pensions) .............................................     174,719
                                                   8,600    Irish Permanent PLC (Retail financial services group) .....       70,678
                                                                                                                          ----------
                                                                                                                             676,457
                                                                                                                          ----------
Italy                               4.1%
                                                   7,500    Bulgari SpA (Manufacturer and retailer of fine jewelry,
                                                            luxury watches and perfumes) ..............................      152,128
                                                   3,400    Gucci Group (New York Shares) (Designer and producer of
                                                            personal luxury accessories and apparel) ..................      217,175
                                                   1,300    Luxottica Group SpA (ADR)(Manufacturer and marketer of
                                                            eyeglasses) ...............................................       67,600
                                                    6,50    Saes Getters SpA di Risparmio (Manufacturer of getters,
                                                            refined chemicals used in cathode ray tubes and other
                                                            monitors) .................................................       79,278
                                                  39,500    Saipem SpA (International contractor in oil and gas
                                                            exploration and drilling, construction of refineries and
                                                            pipelines) ................................................      181,573
                                                                                                                          ----------
                                                                                                                             697,754
                                                                                                                          ----------
Japan                               9.6%
                                                   9,000    Albis Co Limited (Food wholesaler) (a) ....................      108,022
                                                   4,000    Ariake Japan Co., Ltd. (Leading maker of natural
                                                            seasonings made from meat extracts) (a) ...................      128,486
                                                   2,000    Japan Associated Finance Co. (Venture capital company) ....      158,017
                                                   5,200    Matsumotokiyoshi (Operator of supermarket chain) ..........      170,624
                                                  11,000    Nippon Electric Glass Co., Ltd. (Leading producer of
                                                            cathode-ray tube glass) ...................................      169,070
                                                   2,400    Riso Kagaku Corp. (Manufacturer of copying machines) ......      154,184
                                                   6,000    Sagami Chain Co., Ltd. (Operator of noodle restaurant
                                                            chain) ....................................................      101,546
                                                   1,500    Shohkoh Fund & Co., Ltd. (Finance company for small
                                                            and medium-sized firms) ...................................      326,397
                                                   4,900    Square Co., Ltd. (Producer of software for video games) ...      247,517
                                                   2,000    Sundrug Co., Ltd. (Operator of outlet drug store chain) ...       66,488
                                                                                                                          ----------
                                                                                                                           1,630,351
                                                                                                                          ----------
Luxembourg                          1.1%
                                                   5,900    Millicom International Cellular SA* (Developer and
                                                            operator of cellular telephone networks) .................      189,538
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Mexico                              0.8%
                                                   6,800    Grupo Casa Autrey SA (ADR) (Consumer specialty
                                                            manufacturer) .............................................      132,600
                                                                                                                          ----------
Netherlands                         5.9%
                                                  12,500    Boskalis Westminster NV (International contractor
                                                            specializing in dredging activities) ......................      253,241
                                                   2,400    De Telegraaf Holding NV (Leading publisher of
                                                            newspapers, magazines and books) ..........................       50,567
                                                  11,300    IHC Caland NV (Dredging and offshore services) ............      645,583
                                                   1,600    Qiagen NV* (Biopharmaceutical company) ....................       41,200
                                                                                                                          ----------
                                                                                                                             990,591
                                                                                                                          ----------
Portugal                            2.2%
                                                   3,550    Jeronimo Martins (Food producer and retailer) .............      183,098
                                                   3,549    Jeronimo Martins (New) (a) ................................      182,775
                                                     591    Jeronimo Martins Warrants * (Expires 9/15/03) (a) .........        2,032
                                                                                                                          ----------
                                                                                                                             367,905
                                                                                                                          ----------
Singapore                           0.3%
                                             17,500         GP Batteries International, Ltd. (Developer, manufacturer
                                                            and distributor of batteries and battery-related products)
                                             58,275
South Africa                        0.3%
                                             16,000    Metro Cash and Carry Ltd. (Wholesale cash and carry
                                                             distributor) .............................................       53,008
                                                                                                                          ----------
Spain                               0.5%
                                                   1,300    Mapfre Vida Seguros (Life insurance) ......................       90,121
                                                                                                                          ----------
Sweden                              2.2%
                                                   8,500    Autoliv AB (Manufacturer of automobile safety bags) .......      372,684
                                                                                                                          ----------
Switzerland                         1.7%
                                                     327    Phoenix Mecano AG (Bearer) (Manufacturer of housings
                                                            and components for computers) .............................      170,885
                                                     100    Schindler Holdings AG (PC) (Leading elevator and escalator
                                                            manufacturer) .............................................      108,623
                                                                                                                          ----------
                                                                                                                             279,508
                                                                                                                          ----------
United Kingdom                      8.0%
                                                  10,100    Brake Brothers PLC (Specialist supplier of frozen foods
                                                            to the catering industry) .................................       95,275
                                                  14,500    Expro International Group PLC (Provider of oilfield services)    117,914
                                                  32,700    Hardy Oil & Gas PLC (Oil and gas exploration and
                                                            development) ..............................................      167,387
                                                   7,000    Pace Micro Technology PLC* (Develops, manufactures
                                                            and distributes analog and digital receivers) .............       27,563
                                                  32,500    Provident Financial PLC (Personal finance group) ..........      278,756
                                                  35,400    Serco Group PLC (Facilities management company) ...........      407,870
                                                  23,200    Tibbett and Britten Group PLC (Transportation services for
                                                            manufacturing and retail industries) ......................      254,198
                                                                                                                          ----------
                                                                                                                           1,348,963
                                                                                                                          ----------
United States                      38.3%
                                                   3,000    Alaska Air Group Inc.* (Scheduled and charter airline
                                                            services) .................................................       63,000
                                                   6,500    Applied Analytical Industries, Inc.* (Provides product
                                                            development and support services to the worldwide
                                                            pharmaceutical and biotechnology industries) ..............      124,313
                                                   4,700    Aptargroup, Inc. (Manufacturer of packaging equipment
                                                            components) ...............................................      165,675
                                                   4,900    Axogen Ltd. Units* (Future development of therapeutic
                                                            products for treatment of neurological disorders) .........      115,150
                                                   5,400    BE Aerospace * (Airline audio/video control systems) ......      146,475
                                                   3,700    Barrett Resources Corp.* (Oil and gas exploration and
                                                            production) ...............................................      157,713
                                                   4,900    Bell & Howell Holdings Co.* (Information access and
                                                            dissemination services) ...................................      116,375

    The accompanying notes are an integral part of the financial statements.

GLOBAL DISCOVERY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                                                            Market
                                                 Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                  10,300    Benton Oil & Gas Co.* (Oil and gas exploration,
                                                            development and production) ...............................      233,038
                                                  11,600    Billing Information Concepts* (Billing and information
                                                            management services) ......................................      333,500
                                                   7,900    CapMAC Holdings Inc. (Provider of financial guaranty
                                                            insurance) ................................................      261,688
                                                   2,800    Cintas Corp. (Uniform rentals) ............................      164,500
                                                   3,900    ContiFinancial Corp.* (Provider of financing for a broad
                                                            range of loans) ...........................................      140,888
                                                   9,100    CytoTherapeutics, Inc.* (Developer of therapeutic products
                                                            for treatment of certain chronic and disabling diseases) ..       81,900
                                                   6,000    Enron Global Power & Pipelines L.L.C. (Owner and
                                                            manager of power plants and a natural gas pipeline
                                                            system) ...................................................      162,000
                                                     500    Factset Research Systems Inc.* (Provides on-line integrated
                                                            financial database services) ..............................       10,500
                                                   6,400    Fiserv Inc.* (Data processing services) ...................      235,200
                                                   5,800    HBO & Company (Designer of computerized information
                                                            systems to the heathcare industry) ........................      344,375
                                                  14,300    IGEN Inc.* (Producer of medical supplies) .................       71,500
                                                   4,700    Karrington Health, Inc.* (Owner and operator of private pay
                                                            assisted living residences) ...............................       58,750
                                                   4,900    Matrix Pharmaceutical, Inc.* (Developer of site-specific
                                                            treatments for cancer and serious skin diseases) ..........       30,013
                                                   3,100    Midwest Express Holding, Inc.* (Operator of passenger
                                                            airline catering to business travelers) ...................      111,600
                                                   3,400    National Processing, Inc.* (Low-cost, high-volume card
                                                            and check transaction processing) .........................       54,400
                                                   6,400    Network Appliance, Inc.* (Designer and manufacturer of
                                                            network data storage devices) .............................      325,600
                                                   4,800    Neurogen Corp.* (Developer of biopharmaceuticals for
                                                            treatment of psychiatric and neurological disorders) ......       92,400
                                                   1,000    Nordson Corp. (Industrial application equipment) ..........       63,750
                                                   6,300    OccuSystems Inc.* (Provider of primary care physician and
                                                            case management services) .................................      170,100
                                                  14,300    Octel Communications Corp.* (Manufacturer of voice
                                                            processing systems) .......................................      250,250
                                                   4,200    PHAMIS, Inc.* (Developer and installer of patient-centered
                                                            healthcare information systems) ...........................       54,075
                                                   3,400    R.P. Scherer Corp.* (Manufacturer of drug delivery system)       170,850
                                                   9,100    Raytel Medical Corp.* (Provider of healthcare services) ...      100,100
                                                   5,300    Ribozyme Pharmaceuticals, Inc.* (Developer of human
                                                            therapeutics) .............................................       58,300
                                                   8,700    Silicon Valley Group Inc.* (Manufacturer of equipment for
                                                            semiconductor industry) ...................................      175,088
                                                   4,700    Somatogen Inc.* (Developer of human blood substitute) .....       51,700
                                                   9,025    Sterling Commerce, Inc.* (Producer of electronic data
                                                            interchange products and services) ........................      318,131
                                                   5,800    Sterling Software Inc. (Computer software products) .......      183,425
                                                   2,300    Sunrise Assisted Living, Inc.* (Provider of assisted living to
                                                            the elderly) ..............................................       64,113
                                                   5,000    Tech Data Corp.* (Distributor of microcomputers, hardware
                                                            and software) .............................................      136,875
                                                   4,000    Thomas Nelson, Inc. (Publisher) ...........................       59,500
                                                   4,400    Tiffany & Co. (Retailer of jewelry and gift items) ........      161,150
                                                   4,000    Total Renal Care Holdings, Inc.* (Dialysis services for
                                                            treatment of chronic kidney failure) ......................      145,000
                                                   3,400    Triton Energy Ltd.* (Independent oil and gas exploration
                                                            and production company) ...................................      164,900
                                                   1,000    Vincam Group Inc.* (Provider of solutions to complexities
                                                            and costs of employment and personnel) ....................       43,875
                                                   2,700    Vitesse Semiconductor Corp.* (Manufacturer of digital
                                                            integrated circuits) ......................................      122,850
                                                   5,500    Vivra, Inc.* (Provider of dialysis services) ..............      151,938

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                                   4,200    Wandel & Goltermann Technologies, Inc.* (Manufacturer
                                                            of test, measurement, diagnostic and monitoring
                                                            products for local and wide area networks) ................      122,850
                                                   2,300    Watson Pharmaceuticals, Inc.* (Producer of medications
                                                            and drug delivery systems) ................................      103,352
                                                                                                                          ----------
                                                                                                                           6,472,725
                                                                                                                          ----------
                                                            Total Common Stocks (Cost $14,606,126) (b) ................   15,136,865
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                            (Cost $16,244,126) (b) ....................................   16,904,247

------------------------------------------------------------------------------------------------------------------------------------

      * Non-income producing security.
    (a) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $497,279 (2.97% of net assets). Their values have been estimated by the Board of
        Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.
        The cost of these securities at December 31, 1996 aggregated $439,559. These securities may also have certain restrictions as to resale.
    (b) At December 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $16,282,387 was as follows:
        Aggregate gross unrealized appreciation for all investments in which there is an excess of market
        value over tax cost                                                                                          $    1,668,712
        Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
        cost over market value                                                                                           (1,046,852)
                                                                                                                     --------------
        Net unrealized appreciation                                                                                  $      621,860
                                                                                                                     ==============

------------------------------------------------------------------------------------------------------------------------------------

        Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1996, aggregated $19,160,797 and $3,966,432, respectively.

------------------------------------------------------------------------------------------------------------------------------------

        Sector breakdown of the Global Discovery Portfolio's equity securities is noted on the Portfolio Summary.

------------------------------------------------------------------------------------------------------------------------------------

       Forward Currency Exchange Contracts:
       As of December 31, 1996, the Global Discovery Portfolio entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $16,537.
                                                                                                         Net Unrealized
                                                                                                         Appreciation/
                                                                                 Settlement              Depreciation
       Contracts to Deliver              In Exchange For                         Date                    (U.S.$)
       --------------------------------  --------------------------------------  ----------------------  ---------------------------
       Japanese Yen         29,688,000   U.S. Dollars                  273,076          1/8/97                       16,537
                                                                                                                     ======

    The accompanying notes are an integral part of the financial statements.

GLOBAL DISCOVERY PORTFOLIO
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $16,244,126)  (Note A) ............                   $ 16,904,247
Cash ......................................................................                            371
Net receivable on closed forward currency exchange contracts (Note A) .....                         11,864
Unrealized appreciation on forward currency exchange contracts (Note A) ...                         16,537
Receivables:
   Investments sold .......................................................                        232,522
   Portfolio shares sold ..................................................                         27,030
   Foreign taxes recoverable ..............................................                            658
   Dividends and interest .................................................                          7,539
                                                                                              ------------
      Total assets ........................................................                     17,200,768
Liabilities
Payables:
   Investments purchased ..................................................    $    363,526
   Portfolio shares redeemed ..............................................          25,328
   Accrued expenses (Note B) ..............................................          54,369
   Other payables .........................................................             281
                                                                               ------------
      Total liabilities ...................................................         443,504
                                                                               ------------
Net assets, at market value ...............................................    $ 16,757,264
                                                                               ============

Net Assets
Net assets consist of:
   Undistributed net investment income ....................................                   $     44,728
   Net unrealized appreciation on:
      Investments .........................................................                        660,121
      Foreign currency related transactions ...............................                         16,667
   Accumulated net realized loss ..........................................                        (18,886)
   Paid-in capital ........................................................                     16,054,634
                                                                                              ------------
Net assets, at market value ...............................................                   $ 16,757,264
                                                                                              ============
Net asset value, offering and redemption price per share
   ($16,757,264/2,647,089 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) .........                   $       6.33
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

for the period May 1, 1996
(commencement of operations) to December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Income:
      Interest ...........................................................................    $     73,358
      Dividends (net of foreign taxes withheld of $3,176) ................................          39,856
                                                                                              ------------
                                                                                                   113,214

   Expenses (Note A):
      Management fee (Note B) .............................................   $     80,681
      Trustees' fees (Note B) .............................................         11,152
      Custodian and accounting fees .......................................         77,659
      Auditing ............................................................          4,312
      Legal ...............................................................          3,643
      Registration fees ...................................................          4,887
      Other ...............................................................         10,100
                                                                              ------------
      Total expenses before reductions ....................................        192,434
      Expense reductions ..................................................        (68,074)
                                                                              ------------
   Expenses, net ..........................................................                        124,360
                                                                                              ------------
   Net investment loss ....................................................                        (11,146)
                                                                                              ------------
Net realized and unrealized gain on investment transactions
   Net realized gain from:
      Investments .........................................................         18,758
      Foreign currency related transactions ...............................         18,229          36,987
                                                                              ------------
   Net unrealized appreciation during the period on:
      Investments .........................................................        660,121
      Foreign currency related transactions ...............................         16,667         676,788
                                                                              ------------    ------------
   Net gain on investment transactions ....................................                        713,775
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $    702,629
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

GLOBAL DISCOVERY PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                              For the Period
                                                                                May 1, 1996
                                                                               (commencement
                                                                             of operations) to
                                                                                December 31,
Increase (Decrease) in Net Assets                                                  1996
----------------------------------------------------------------------------------------------
Operations:
   Net investment loss ....................................................   $    (11,146)
   Net realized gain from investment transactions .........................         36,987
   Net unrealized appreciation on investment
      transactions during the period ......................................        676,788
                                                                              ------------
Net increase in net assets resulting from operations ......................        702,629
                                                                              ------------
Portfolio share transactions:
   Proceeds from shares sold ..............................................     18,871,561
   Cost of shares redeemed ................................................     (2,817,526)
                                                                              ------------
Net increase in net assets from Portfolio share transactions ..............     16,054,035
                                                                              ------------
Increase in net assets ....................................................     16,756,664
Net assets at beginning of period .........................................            600
                                                                              ------------
Net assets at end of period (including undistributed net investment
   income of $44,728) .....................................................   $ 16,757,264
                                                                              ============
Other Information
Increase (decrease) in Portfolio shares
   Shares outstanding at beginning of period ..............................            100
                                                                              ------------
   Shares sold ............................................................      3,107,414
   Shares redeemed ........................................................       (460,425)
                                                                              ------------
   Net increase in Portfolio shares .......................................      2,646,989
                                                                              ------------
Shares outstanding at end of period .......................................      2,647,089
                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.
                                                                 For the Period
                                                                  May 1, 1996
                                                                 (commencement
                                                                 of operations)
                                                                 to December 31,
                                                                      1996
                                                                 ---------------
Net asset value, beginning of period ............................   $   6.00(c)
                                                                    --------
Income from investment operations:
  Net investment loss ...........................................       (.01)
  Net realized and unrealized gain on investment transactions ...        .34
                                                                    --------
Total from investment operations ................................        .33
                                                                    --------
Net asset value, end of period ..................................   $   6.33
                                                                    ========
Total Return (%) ................................................       5.50**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................         17
Ratio of operating expenses, net to average net assets (%) ......       1.50*
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) ..................................       2.32*
Ratio of net investment loss to average net assets (%) ..........       (.13)*
Portfolio turnover rate (%) .....................................      50.31*
Average commission rate paid (b) ................................   $  .0029

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks.
(c) Original capital
* Annualized
**Not annualized

INTERNATIONAL PORTFOLIO
INVESTMENT PORTFOLIO  as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of        Principal                                                                    Market
                                 Portfolio      Amount                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                    8.4%               REPURCHASE AGREEMENT


                                        U.S.$ 60,487,000    Repurchase Agreement with Donaldson, Lufkin &
                                                            Jenrette dated 12/31/96 at 6.7%, to be repurchased
                                                            at $60,509,515 on 1/2/97, collateralized by a
                                                            $48,029,000 U.S. Treasury Bond, 8.875%, 8/15/17
                                                            (Cost $60,487,000) ........................................   60,487,000
                                                                                                                          ----------

                                    0.5%               CONVERTIBLE BONDS

Japan                               0.4%
                                       JPY   400,000,000    Softbank Corp., 0.5%, 3/29/02 .............................    3,212,158
                                                                                                                          ----------
Malaysia                            0.1%
                                       MYR       420,000    Renong Berhad. (ICUL), 4%, 5/21/01 ........................      176,282
                                                                                                                          ----------
                                                            Total Convertible Bonds (Cost $4,152,237) .................    3,388,440
                                                                                                                          ----------
                                    1.3%               PREFERRED STOCKS

                                                Shares
                                   ------------------------------------------------------------------------------------------------

Germany
                                                 185,000    RWE AG (Producer and marketer of petroleum and
                                                             chemical products) .......................................    6,249,391
                                                  22,500    SAP AG (Computer software manufacturer) ...................    3,142,560
                                                                                                                          ----------
                                                            Total Preferred Stocks (Cost $5,594,617) ..................    9,391,951
                                                                                                                          ----------

                                   89.9%               COMMON STOCKS

Argentina                           0.6%
                                                 170,000    YPF S.A. "D" (ADR) (Petroleum company) ....................    4,292,500
                                                                                                                          ----------
Australia                           0.9%
                                                 342,535    National Australia Bank, Ltd. (Commercial bank) ...........    4,029,506
                                               1,824,340    Normandy Mining Ltd. (Invests in mining and oil
                                                            enterprises in Australia) .................................    2,523,133
                                                                                                                          ----------
                                                                                                                           6,552,639
                                                                                                                          ----------
Brazil                              4.6%
                                               8,578,870    Centrais Eletricas Brasileiras S/A "B" (pfd.)
                                                            (Electric utility) ........................................    3,186,838
                                               5,086,206    Companhia Cervejaria Brahma (pfd.) (Leading beer
                                                            producer and distributor) .................................    2,780,257
                                             237,000,000    Companhia Energetica de Minas Gerais (pfd.)
                                                            (Electric power utility) ..................................    8,074,103
                                                 124,880    Companhia Vale do Rio Doce (pfd.) (Diverse mining
                                                            and industrial complex) ...................................    2,427,655
                                              30,000,000    Petroleo Brasileiro S/A (pfd.) (Petroleum company) ........    4,778,173
                                              65,040,000    Telecomunicacoes Brasileiras S.A. (pfd.)
                                                            (Telecommunication services) ..............................    5,007,410
                                           6,530,000,000    Usinas Siderurgicas de Minas Gerais S/A (pfd.)
                                                            (Non-coated flat products and electrolytic galvanized
                                                             products) ................................................    6,661,342
                                                                                                                          ----------
                                                                                                                          32,915,778
                                                                                                                          ----------
Canada                              2.9%
                                                 160,000    Barrick Gold Corp. (Gold exploration and production
                                                            in North and South America) ...............................    4,585,113
                                                 296,000    Battle Mountain Canada (Gold and silver mining) ...........    2,053,079
                                                 206,500    Canadian National Railway Co. (Operator of one of
                                                            Canada's two principal railroads) .........................    7,855,036

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                 255,411    Canadian Pacific Ltd. (Ord.) (Transportation and
                                                            natural resource conglomerate) ............................    6,722,559
                                                                                                                          ----------
                                                                                                                          21,215,787
                                                                                                                          ----------
China                               0.6%
                                                 191,837    Guangshen Railway Co. Ltd. (ADR)* (Operator of only
                                                            railroad in the Pearl River delta) ........................    3,956,638
                                                                                                                          ----------
Finland                             1.3%
                                                 116,000    Nokia AB Oy "A" (Leading manufacturer of
                                                            cellular telephones) ......................................    6,728,000
                                                 132,000    Outokumpu Oy "A" (Metals and minerals) ....................    2,252,609
                                                                                                                          ----------
                                                                                                                           8,980,609
                                                                                                                          ----------
France                              7.9%
                                                  78,857    AXA SA (Insurance group providing insurance,
                                                            finance and real estate services) .........................    5,016,929
                                                  13,950    Carrefour (Hypermarket operator and food retailer) ........    9,079,468
                                                  57,453    Compagnie Financiere de Paribas* (Finance and
                                                            investment company) .......................................    3,886,689
                                                  48,000    Compagnie Generale des Eaux (Water utility) ...............    5,950,260
                                                  12,000    LVMH Moet-Hennessy Louis Vuitton SA (Producer of
                                                            wines, spirits and luxury products) .......................    3,352,227
                                                  55,000    Lafarge SA (Leading producer of cement, concrete and
                                                            aggregates) ...............................................    3,300,848
                                                 128,898    Michelin "B" (Leading tire manufacturer) ..................    6,960,542
                                                  13,128    Pinault-Printemps, SA (Distributor of consumer goods) .....    5,208,680
                                                  20,335    Rhone-Poulenc SA "A" (Medical, agricultural and
                                                            consumer chemicals) .......................................      693,515
                                                 132,055    Schneider SA* (Manufacturer of electronic components
                                                            and automated manufacturing systems) ......................    6,107,576
                                                  74,425    Total SA "B" (International oil and gas exploration,
                                                            development and production) ...............................    6,055,013
                                                  26,872    Valeo SA (Automobile and truck components manufacturer) ...    1,657,806
                                                                                                                          ----------
                                                                                                                          57,269,553
                                                                                                                          ----------
Germany                            11.0%
                                                 214,000    BASF AG (Leading international chemical producer) .........    8,241,089
                                                 190,000    Bayer AG (Leading chemical producer) ......................    7,751,324
                                                 148,000    Bayerische Vereinsbank AG (Commercial bank) ...............    6,076,331
                                                 210,000    Commerzbank AG* (Worldwide multi-service bank) ............    5,334,070
                                                 101,000    Daimler-Benz AG (Automobile and truck manufacturer) .......    6,954,884
                                                  70,744    Deutsche Telekom AG (Telecommunication services) ..........    1,491,307
                                                  94,542    Deutsche Telekom AG (ADR)* (Telecommunication
                                                            services) .................................................    1,926,293
                                                 257,000    Hoechst AG (Chemical producer) ............................   12,137,526
                                                  20,360    Mannesmann AG (Bearer) (Diversified construction
                                                            and technology company) ...................................    8,821,983
                                                  69,000    Schering AG (Pharmaceutical and chemical producer) ........    5,822,652
                                                 101,270    Siemens AG (Leading electrical engineering and
                                                            electronics company) ......................................    4,769,594
                                                 171,200    VEBA AG (Electric utility and distributor of oil and
                                                            chemicals) ................................................    9,898,204
                                                                                                                          ----------
                                                                                                                          79,225,257
                                                                                                                          ----------
Hong Kong                           5.2%
                                               4,341,545    First Pacific Co., Ltd. (International management and
                                                            investment company) .......................................    5,641,286
                                                 217,376    HSBC Holdings Ltd. (Bank) .................................    4,651,332
                                               3,240,181    Hong Kong & China Gas Co., Ltd. (Gas utility) .............    6,283,886
                                                 270,015    Hong Kong & China Gas Co., Ltd. Warrants*
                                                            (Expires 9/30/97) .........................................      150,115
                                               1,182,000    Hutchison Whampoa, Ltd. (Container terminal and real
                                                            estate company) ...........................................    9,283,923
                                               2,013,000    Kerry Properties Ltd.* (Real estate company) ..............    5,517,564
                                               1,510,000    Television Broadcasts, Ltd. (Television broadcasting) .....    6,032,581
                                                                                                                          37,560,687

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Indonesia                           1.0%
                                                  21,100    Asia Pacific Resources International Holdings Ltd.*
                                                            (Manufacturer of rayon fiber for Asian textile markets,
                                                            owner of world's leading paper pulp mill) .................      118,688
                                                  56,340    Asia Pulp & Paper Co., Ltd. (ADR) (Producer of pulp
                                                            and paper)* ...............................................      640,868
                                                 740,000    HM Sampoerna (Foreign registered) (Tobacco company) .......    3,947,502
                                               1,525,500    Indah Kiat Pulp & Paper (Foreign registered)* (Producer
                                                            of pulp and paper) ........................................    1,114,093
                                                 183,300    Indah Kiat Pulp & Paper Warrants* (Expires 4/13/01) .......       56,263
                                                 400,000    Indocement Tunggal Prakarsa (Foreign Registered)
                                                            (Multi-business group with three major divisions namely
                                                            cement, food and property) ................................      609,653
                                                 924,570    Pabrik Kertas Tjiwi Kimia (Operator of pulp and
                                                            paper factory) ............................................      919,873
                                                                                                                          ----------
                                                                                                                           7,406,940
                                                                                                                          ----------
Italy                               1.6%
                                                  65,000    Luxottica Group SpA (ADR) (Manufacturer and marketer
                                                            of eyeglasses) ............................................    3,380,000
                                               3,310,000    Telecom Italia Mobile SpA (Cellular telecommunication
                                                            services) .................................................    8,359,714
                                                                                                                          ----------
                                                                                                                          11,739,714
                                                                                                                          ----------
Japan                              16.0%
                                                 330,000    Bridgestone Corp. (Leading automobile tire manufacturer) ..    6,268,889
                                                 358,000    Canon Inc. (Leading producer of visual image and
                                                            information equipment) ....................................    7,913,652
                                                     640    DDI Corp. (Long distance telephone and cellular operator) .    4,233,140
                                                 205,000    Fujitsu Ltd. (Leading manufacturer of computers) ..........    1,911,752
                                                 190,000    Hitachi Construction Machinery Co., Ltd. (Leading
                                                            maker of hydraulic shovels) ...............................    2,001,554
                                                 697,000    Hitachi Ltd. (General electronics manufacturer) ...........    6,499,957
                                                 180,000    Honda Motor Co., Ltd. (Leading automobile and
                                                            motorcycle manufacturer) ..................................    5,144,633
                                                  10,000    Horipro Inc. (Growing entertainment production company) ...       95,847
                                                 625,000    Ishikawajima-Harima Heavy Industries Co., Ltd. ............
                                                            (Comprehensive heavy machinery manufacturer in
                                                            aerospace and defense fields) .............................    2,779,337
                                                  20,000    Ito-Yokado Co., Ltd. (Leading supermarket operator) .......      870,391
                                                 465,000    Itochu Corp. (Leading general trading company) ............    2,497,453
                                                  28,000    Japan Associated Finance Co. (Venture capital company) ....    2,212,244
                                                 125,000    Jusco Co., Ltd. (Major supermarket operator) ..............    4,241,862
                                                 250,000    Kajima Corp. (Leading contractor engaged in
                                                            large-scale civil engineering projects) ...................    1,787,410
                                                  53,000    Keyence Corp. (Specialized manufacturer of sensors) .......    6,544,340
                                                 115,000    Kokuyo (Leading manufacturer of paper stationery) .........    2,839,997
                                                 103,000    Kyocera Corp. (Leading ceramic package manufacturer) ......    6,421,380
                                                  37,000    Mabuchi Motor Co., Ltd. (Manufacturer of DC motors) .......    1,862,620
                                                 520,000    Matsushita Electric Industrial Co., Ltd. (Leading
                                                            manufacturer of consumer electronic products) .............    8,486,314
                                                 280,000    Matsushita Electric Works, Inc. (Leading maker of
                                                            building materials and lighting equipment) ................    2,410,500
                                                 620,000    Mitsubishi Heavy Industries, Ltd. (Diversified heavy
                                                            machinery manufacturer and leading shipbuilder) ...........    4,925,309
                                                  47,000    Nichiei Co., Ltd. (Finance company for small and
                                                            medium-sized firms) .......................................    3,469,908
                                                  50,000    Nippon Electric Glass Co., Ltd. (Leading producer of
                                                            cathode-ray tube glass) ...................................      768,500
                                                 200,000    Pioneer Electronics Corp. (Leading manufacturer of
                                                            audio equipment) ..........................................    3,816,596
                                                 390,000    Ricoh Co., Ltd. (Leading maker of copiers and
                                                            information equipment) ....................................    4,478,888
                                                  81,500    SMC Corp. (Leading maker of pneumatic equipment) ..........    5,482,126
                                                  50,000    Secom Co., Ltd. (Electronic security system operator) .....    3,026,509

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                  48,400    Seven-Eleven Japan Co., Ltd. (Leading convenience
                                                            store operator) ...........................................    2,833,538
                                                 250,000    ShinMaywa Industries, Ltd. (Leading maker of dump
                                                            trucks and other specialty vehicles) ......................    1,841,378
                                               1,710,000    Sumitomo Metal Industries, Ltd (Leading integrated crude
                                                            steel producer). ..........................................    4,208,186
                                                 560,000    Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and
                                                            copper mining company) ....................................    3,776,531
                                                                                                                          ----------
                                                                                                                         115,650,741
                                                                                                                          ----------
Korea                               0.3%
                                                   7,870    Pohang Iron & Steel Co., Ltd. (Leading steel producer) (b)       465,727
                                                  93,400    Pohang Iron & Steel Co., Ltd. (ADR) .......................    1,891,350
                                                       1    Samsung Electronics Co., Ltd. (Major electronics
                                                            manufacturer) .............................................           41
                                                       1    Samsung Electronics Co., Ltd. (1/2 Voting GDR)(New 1)
                                                            (Major electronics manufacturer) ..........................           38
                                                       1    Samsung Electronics Co., Ltd. (Non-voting GDS)(New)
                                                            (Major electronics manufacturer) ..........................           18
                                                                                                                          ----------
                                                                                                                           2,357,174
                                                                                                                          ----------
Malaysia                            1.2%
                                                 275,000    Malayan Banking Berhad (Leading banking and financial
                                                            services group) ...........................................    3,048,901
                                                 723,000    Malaysian Airline System Berhad (Air transportation and
                                                            related services) .........................................    1,875,134
                                               2,100,000    Renong Berhad (Holding company involved in
                                                            engineering, construction, financial services,
                                                            telecommunication and information technology) .............    3,725,203
                                                                                                                          ----------
                                                                                                                           8,649,238
                                                                                                                          ----------
Mexico                              0.7%
                                                 155,000    Telefonos de Mexico S.A. de C.V. "L" (ADR)
                                                            (Telecommunication services) ..............................    5,115,000
                                                                                                                          ----------
Netherlands                         4.9%
                                                 130,000    AEGON Insurance Group NV (Insurance company) ..............    8,284,904
                                                  24,000    Akzo-Nobel NV (Chemical producer) .........................    3,278,537
                                                 204,870    Elsevier NV (International publisher of scientific,
                                                            professional, business, and consumer information books) ...    3,462,725
                                                 186,304    Getronics NV (Provider of computer installation and
                                                            maintenance services) .....................................    5,057,686
                                                  43,750    Heineken Holdings NV "A" (Brewery) ........................    6,837,520
                                                 114,000    Philips Electronics NV (Leading manufacturer of
                                                            electrical equipment) .....................................    4,619,125
                                                  26,935    Wolters Kluwer CVA (Publisher) ............................    3,578,133
                                                                                                                          ----------
                                                                                                                          35,118,630
                                                                                                                          ----------
New Zealand                         0.9%
                                               1,200,000    Telecom Corp. of New Zealand (Telecommunication
                                                            services) .................................................    6,125,016
                                                                                                                          ----------
Norway                              0.6%
                                                 271,889    Saga Petroleum AS "A" (Oil and gas
                                                            exploration and production) ...............................    4,545,640
                                                                                                                          ----------
Philippines                         2.3%
                                               2,700,000    Ayala Land, Inc. "B" (Real estate and land developer) .....    3,079,848
                                               9,312,000    C & P Homes, Inc. (Home construction company) .............    4,779,924
                                                 714,987    Manila Electric Co. "B" (Electric utility) ................    5,844,951
                                                 125,000    Metropolitan Bank and Trust Company (Commercial
                                                            bank and trust company) ...................................    3,089,354
                                                                                                                          ----------
                                                                                                                          16,794,077
                                                                                                                          ----------
Portugal                            1.6%
                                                  30,192    Jeronimo Martins (Food producer and retailer) .............    1,557,210
                                                  30,192    Jeronimo Martins (New)* (a) ...............................    1,554,898
                                                 301,000    Portugal Telecom SA (Telecommunication services) ..........    8,580,587
                                                                                                                          ----------
                                                                                                                          11,692,695
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Spain                               2.5%
                                                  51,140    Acerinox, S.A. (Stainless steel producer) .................    7,389,843
                                                  22,000    Banco Popular Espanol, S.A. (Retail bank) .................    4,321,202
                                                 280,000    Compania Telefonica Nacional de Espana S.A ................
                                                            (Telecommunication services) ..............................    6,502,600
                                                                                                                         -----------
                                                                                                                          18,213,645
                                                                                                                         -----------
Sweden                              4.3%
                                                 211,000    AGA AB "B" (Free) (Producer and distributor of
                                                            industrial and medical gases) .............................    3,155,973
                                                 202,000    Autoliv AB (Manufacturer of automobile safety bags) .......    8,856,726
                                                 256,400    L.M. Ericsson Telephone Co. "B" (ADR) (Leading
                                                            manufacturer of cellular telephone equipment) .............    7,740,075
                                                 144,000    S.K.F. AB "B" (Free) (Manufacturer of roller bearings) ....    3,410,246
                                                 270,000    Skandia Foersaekrings AB (Free) (Financial conglomerate) ..    7,641,379
                                                                                                                         -----------
                                                                                                                          30,804,399
                                                                                                                         -----------
Switzerland                         5.0%
                                                   5,180    ABB AG (Bearer) (Manufacturer of electrical equipment) ....    6,438,746
                                                       5    ABB AG (Registered) .......................................        1,209
                                                  60,000    CS Holdings (Registered) (Provider of bank services,
                                                            management services and life insurance) ...................    6,159,015
                                                  12,671    Clariant AG (Registered)(Manufacturer of color chemicals) .    5,420,293
                                                   5,013    Novartis AG (Bearer) (Pharmaceutical company) .............    5,733,420
                                                   5,000    Novartis AG (Registered) (Pharmaceutical company) .........    5,722,284
                                                   2,610    SGS Holdings SA (Bearer) (Trade inspection company) .......    6,410,526
                                                                                                                         -----------
                                                                                                                          35,885,493
                                                                                                                         -----------
Thailand                            0.0%
                                                  65,652    Thai Farmers Bank PCL Warrants, * (Expire 9/15/02)
                                                            (Commercial bank) .........................................       62,078
                                                                                                                         -----------
United Kingdom                     12.0%
                                                 420,000    BOC Group PLC (Producer of industrial gases) ..............    6,284,411
                                                 622,082    British Petroleum PLC (Major integrated world oil company)     7,455,033
                                                 890,000    Carlton Communications PLC (Television post
                                                            production products and services) .........................    7,795,152
                                               1,100,000    General Electric Co., PLC (Manufacturer of power,
                                                            communications and defense equipment and other
                                                            various electrical components) ............................    7,212,658
                                                 370,000    Glaxo Wellcome PLC (Pharmaceutical company) ...............    6,017,682
                                                 575,000    Pearson PLC (Diversified media and entertainment
                                                            holding company) ..........................................    7,333,782
                                                 655,128    PowerGen PLC (Electric utility) ...........................    6,415,434
                                                 440,059    RTZ Corp., PLC (Mining and finance company) ...............    7,066,716
                                                 489,200    Reuters Holdings PLC (International news agency) ..........    6,285,517
                                                 618,320    SmithKline Beecham PLC (Manufacturer of ethical drugs
                                                            and healthcare products) ..................................    8,553,198
                                               1,890,000    WPP Group PLC (Advertising agency) ........................    8,186,273
                                                 300,000    Zeneca Group PLC (Holding company: manufacturing
                                                            and marketing of pharmaceutical and agrochemical
                                                            products and specialty chemicals) .........................    8,448,712
                                                                                                                         -----------
                                                                                                                          87,054,568
                                                                                                                         -----------
                                                            Total Common Stocks (Cost $517,432,357) ...................  649,184,496

------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                            (Cost $587,666,211) (c) ...................................  722,451,887
                                                                                                                         ===========

------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      * Non-income producing security.
    (a) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $1,554,898 (.22% of net assets). Their values have been estimated by the Board of
        Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.
        The cost of these securities at December 31, 1996 aggregated $249,296. These securities may also have certain restrictions as to resale.
    (b) Securities that have met the foreign-ownership limitation valued at a premium in good faith by the
        Valuation Committee of the Board of Trustees. The cost of these securities at December 31, 1996 was
        $736,139. The aggregate premium ($125,780) over the local share price ($339,947) for these securities valued by the Valuation Committee was approximately 0.01% of the Portfolio's net assets at December
        31, 1996.
    (c) At December 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $587,720,164 was as follows:
        Aggregate gross unrealized appreciation for all investments in which there is an excess of market
        value over tax cost ....................................................................................     $  152,896,529
        Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
        cost over market value .................................................................................        (18,164,806)
                                                                                                                     ---------------
        Net unrealized appreciation ............................................................................     $  134,731,723
                                                                                                                     ==============
------------------------------------------------------------------------------------------------------------------------------------

        Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1996, aggregated $276,115,066 and $195,075,817, respectively.
------------------------------------------------------------------------------------------------------------------------------------

        Sector breakdown of the International Portfolio's equity securities is noted on the Portfolio Summary.

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $587,666,211) (Note A) ...........                    $722,451,887
Cash .....................................................................                             431
Foreign currency, at value, (cost $4,591,190) ............................                       4,606,023
Net receivable on closed forward currency exchange contracts .............                         642,355
Receivables:
   Investments sold ......................................................                         446,785
   Portfolio shares sold .................................................                         592,374
   Foreign taxes recoverable .............................................                         635,158
   Dividends and interest ................................................                         681,621
                                                                                              ------------
      Total assets .......................................................                     730,056,634
Liabilities
Payables:
   Investments purchased .................................................     $  1,838,662
   Portfolio shares redeemed .............................................        1,376,946
   Accrued management fee (Note B) .......................................          500,960
   Other accrued expenses (Note B) .......................................          265,265
   Other payables ........................................................           36,274
                                                                               ------------
      Total liabilities ..................................................        4,018,107
                                                                               ------------
Net assets, at market value ..............................................     $726,038,527
                                                                               ============

Net Assets
Net assets consist of:
   Undistributed net investment income ...................................                    $ 10,702,948
   Net unrealized appreciation on:
      Investments ........................................................                     134,785,676
      Foreign currency related transactions ..............................                           8,404
   Accumulated net realized gain .........................................                       6,633,433
   Paid-in capital .......................................................                     573,908,066
                                                                                              ------------
Net assets, at market value ..............................................                    $726,038,527
                                                                                              ============
Net asset value, offering and redemption price per share
   ($726,038,527 54,809,210 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ........                    $      13.25
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $1,429,380) ............                    $ 10,364,446
      Interest (net of foreign taxes withheld of $2,537) .................                       2,548,158
                                                                                              ------------
                                                                                                12,912,604

   Expenses (Note A):
      Management fee (Note B) ............................................    $  5,590,601
      Custodian and accounting fees (Note B) .............................         974,459
      Trustees' fees (Note B) ............................................          21,062
      Auditing ...........................................................          68,095
      Registration fees ..................................................          38,239
      Legal ..............................................................          12,988
      Other ..............................................................          68,398       6,773,842
                                                                              ------------    ------------
   Net investment income .................................................                       6,138,762
                                                                                              ------------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain from:
      Investments ........................................................      14,588,107
      Foreign currency related transactions ..............................      13,654,103      28,242,210
                                                                              ------------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ........................................................      62,989,856
      Foreign currency related transactions ..............................      (7,755,206)     55,234,650
                                                                              ------------    ------------
   Net gain on investment transactions ...................................                      83,476,860
                                                                                              ------------
Net increase in net assets resulting from operations .....................                    $ 89,615,622
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
   Net investment income .................................................    $   6,138,762    $   4,713,698
   Net realized gain (loss) from investment transactions .................       28,242,210       (7,926,588)
   Net unrealized appreciation on investment
      transactions during the period .....................................       55,234,650       56,119,932
                                                                              -------------    -------------
Net increase in net assets resulting from operations .....................       89,615,622       52,907,042
                                                                              -------------    -------------
Distributions to shareholders from:
   Net investment income .................................................      (13,901,339)        (572,293)
                                                                              -------------    -------------
   Net realized gain from investment transactions ........................             --         (1,628,833)
                                                                              -------------    -------------
Portfolio share transactions:
   Proceeds from shares sold .............................................      250,971,681      383,866,201
   Net asset value of shares issued to shareholders in
      reinvestment of distributions ......................................       13,901,339        2,201,126
   Cost of shares redeemed ...............................................     (162,751,269)    (360,607,349)
                                                                              -------------    -------------
Net increase in net assets from Portfolio share transactions .............      102,121,751       25,459,978
                                                                              -------------    -------------
Increase in net assets ...................................................      177,836,034       76,165,894
Net assets at beginning of period ........................................      548,202,493      472,036,599
                                                                              -------------    -------------
Net assets at end of period (including undistributed net
   investment income of $10,702,948 and $5,598,231, respectively) ........    $ 726,038,527    $ 548,202,493
                                                                              =============    =============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period ................................       46,398,169       44,139,826
                                                                              -------------    -------------
   Shares sold ...........................................................       20,288,490       34,890,301
   Shares issued to shareholders in reinvestment of distributions ........        1,166,953          216,220
   Shares redeemed .......................................................      (13,044,402)     (32,848,178)
                                                                              -------------    -------------
   Net increase in Portfolio shares ......................................        8,411,041        2,258,343
                                                                              -------------    -------------
Shares outstanding at end of period ......................................       54,809,210       46,398,169
                                                                              =============    =============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                     For the Period
                                                                                                                      May 1, 1987
                                                                                                                     (commencement
                                                           Years Ended December 31,                                of operations) to
                           ----------------------------------------------------------------------------------------    December 31,
                           1996(a)   1995(a)   1994(a)   1993(a)   1992(a)   1991(a)   1990(a)   1989(a)      1988        1987
                           ----------------------------------------------------------------------------------------    ----------
Net asset value,
  beginning of
  period ...............   $11.82    $10.69    $10.85    $ 8.12    $ 8.47    $ 7.78    $ 8.46    $ 6.14      $ 5.26      $ 6.00(c)
                           ------    ------    ------    ------    ------    ------    ------    ------      ------      ------
Income from investment
  operations:
  Net investment
    income .............      .12       .11       .06       .09       .10       .12       .25       .10         .09        --
  Net realized and
    unrealized gain
    (loss) on investment
    transactions .......     1.60      1.07      (.15)     2.90      (.36)      .77      (.89)     2.22(d)      .79        (.64)
Total from investment
  operations ...........     1.72      1.18      (.09)     2.99      (.26)      .89      (.64)     2.32         .88        (.64)
Less distributions:
  From net investment
    income .............     (.29)     (.01)     (.07)     (.14)     (.09)     (.20)     (.04)     --          --          --
  In excess of net
    investment income ..     --        --        --        (.12)     --        --        --        --          --          --
  From net realized
    gains on investment
    transactions .......     --        (.04)     --        --        --        --        --        --          --          (.10)
  Total distributions ..     (.29)     (.05)     (.07)     (.26)     (.09)     (.20)     (.04)     --          --          (.10)
Net asset value, end
  of period ............   $13.25    $11.82    $10.69    $10.85    $ 8.12    $ 8.47    $ 7.78    $ 8.46      $ 6.14      $ 5.26
Total Return (%) .......    14.78     11.11      (.85)    37.82     (3.08)    11.45     (7.65)    37.79       16.73      (10.64)**
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ..      726       548       472       238        65        41        35        17           3           2
Ratio of operating
  expenses, net to
  average net assets
  (%) ..................     1.05      1.08      1.08      1.20      1.31      1.39      1.38      1.50        1.50        1.50*
Ratio of operating
  expenses before
  expense reductions,
  to average daily net
  assets (%) ...........     1.05      1.08      1.08      1.20      1.31      1.39      1.38      1.80        4.15        4.06*
Ratio of net investment
  income to average
  net assets (%) .......      .95       .95       .57       .91      1.23      1.43      2.89      1.30        1.59         .02*
Portfolio turnover
  rate (%) .............    32.63     45.76     33.52     20.36     34.42     45.01     26.67     57.69      110.42      146.08*
Average commission
  rate paid (b) ........   $.0002    $ --      $ --      $ --      $ --      $ --      $ --      $ --        $ --        $ --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after September 1, 1995.
(c) Original capital
(d) Includes provision for federal income tax of $.03 per share.
* Annualized
**Not annualized

SCUDDER VARIABLE LIFE INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A.   Significant Accounting Policies

Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Its shares are divided into seven separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio (which commenced operations on May 1,
1996), and International Portfolio. Effective May 1, 1996, the Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for the other portfolios. Class B shares are subject to a 12b-1 fee under the Investment Company Act of 1940, equal to an annual rate of up to 0.25% of the average daily net asset value of the Class B shares of the applicable portfolio. Class A shares are not subject to such fees. Expenses are borne pro-rata by the holders of all classes of shares except that each class bears expenses unique to that class (including the applicable 12b-1 fee). Shares of each class would receive their pro-rata share of net assets if the Fund were liquidated. As of December 31, 1996, there have been no sales of class B shares.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). As of December 31, 1996, ownership breakdown of the Portfolios by each Participating Insurance Company is as follows:

                                                                                  Portfolios
                                           -----------------------------------------------------------------------------------------
                                                                                   Growth
                   Participating              Money                                 and        Capital    Global
                Insurance Companies           Market       Bond        Balanced    Income      Growth    Discovery   International
------------------------------------------------------------------------------------------------------------------------------------
Aetna Life Insurance & Annuity Co. .....        -- %        -- %        -- %        -- %        -- %        -- %       46.9%
Banner Life Insurance Co. ..............        1.3         2.0         7.1         5.0         2.1         4.4         0.7
Charter National Life Insurance Co. ....       51.7        30.9        57.7        79.3        23.7        83.4        11.8
Companion Life Insurance Co. ...........       --           0.3        --          --          --          --          --
  of New York
Fortis Benefits Insurance Co. ..........       --          --          --          --          --          --           0.4
Intramerica Life Insurance Co. .........        4.4         3.0         4.6         8.7         2.1        12.2         1.3
Lincoln Benefit Life Co. ...............       --           4.1         6.8        --          --          --          --
Mutual of America Life Insurance Co. ...       --          40.3        --          --          55.9        --          23.5
Paragon Life Insurance Co. .............       --           0.2         0.4         0.1         0.2        --           0.1
Providentmutual Life and Annuity .......       --           9.3        --           5.6        --          --           0.8
  Co. of America
Southwestern Life Insurance Co. ........       --          --          --          --           1.5        --          --
Washington National Life Insurance Co. .        0.5         9.3        --           1.3         6.0        --          --
Safeco Life Insurance Co. ..............       --          --          23.4        --          --          --           3.7
Security First Life Insurance Co. ......       --          --          --          --          --          --           0.3
Union Central Life Insurance Co. .......       39.7        --          --          --           6.2        --           8.2
United Companies Life Insurance Co. ....        2.4        --          --          --          --          --           0.2
United of Omaha Life Insurance Co. .....       --           0.6        --          --          --          --           2.1
USAA Life Insurance Co. ................       --          --          --          --           2.3        --          --
                                           -----------------------------------------------------------------------------------------
                                              100.0%      100.0%      100.0%      100.0%      100.0%      100.0%      100.0%
                                           ========    ========    ========    ========    ========    ========    ========

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees. Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Futures Contracts. The non-money market Portfolios may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Bond Portfolio sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

SCUDDER VARIABLE LIFE INVESTMENT FUND
--------------------------------------------------------------------------------

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the non-money market Portfolios utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and the Global Discovery Portfolio and the International Portfolio utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. The Fund on behalf of each Portfolio may enter into repurchase agreements with U.S. and foreign banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its investment company taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. Dividends from the Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, and the Capital Growth Portfolio are declared and paid quarterly in April, July, October and January. All of the net investment income of the Global Discovery Portfolio and the International Portfolio normally will be declared and distributed as a dividend annually. During any particular year, net realized gains from investment transactions for each Portfolio, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to the Participating Insurance Companies.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolios may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated based on relative net asset value among the Portfolios.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

B.   Related Parties

Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens and Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of 0.37% for the Money Market Portfolio, 0.475% for the Bond Portfolio, 0.475% for the Balanced Portfolio, 0.475% for the Growth and Income Portfolio, 0.475% for the Capital Growth Portfolio, 0.975% for the Global Discovery Portfolio, and 0.875% for the International Portfolio.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

Related fees for such services are detailed in each Portfolio's statement of operations.

Until May 1, 1996, for a period of five years from the date of execution of a Participation Agreement with the Fund, and from year to year thereafter as agreed by the Fund and the Participating Insurance Companies, each of the Participating Insurance Companies had agreed to reimburse the Fund to the extent that the annual operating expenses of any Portfolio of the Fund, other than the Global Discovery Portfolio and the International Portfolio, exceeded three-quarters of one percent (0.75 of 1%) of that Portfolio's average annual net assets. The Participating Insurance Companies had agreed to reimburse the Fund to the extent that such expenses of the International Portfolio exceeded one and one-half percent (1.50 of 1%) of the Portfolio's average annual net assets. The Trustees of the Fund approved a new form of Participation Agreement effective May 1, 1996, which no longer requires the Participating Insurance Companies to reimburse the Fund as described above. Until April 30, 1998, the Adviser has agreed to waive part or all of its fees for the Global Discovery Portfolio to the extent that the Portfolio's expenses will be maintained at 1.50% of average annual net assets.

The Fund pays each Trustee not affiliated with the Adviser and not a Trustee of other Scudder affiliated funds $14,000 annually plus specified amounts for attended board and committee meetings. The Fund pays each Trustee not affiliated with the Adviser and who is a Trustee of other Scudder affiliated funds $8,750 annually plus specified amounts for attended board and committee meetings. Allocated Trustees' fees for each Portfolio for the year ended December 31, 1996 are detailed in each Portfolio's statement of operations.

C.   Lines of Credit

The International Portfolio and several other Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The International Portfolio may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the International Portfolio also maintains an uncommitted line of credit.

SCUDDER VARIABLE LIFE INVESTMENT FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of Scudder Variable Life Investment Fund:

We have audited the accompanying statements of assets and liabilities of Scudder Variable Life Investment Fund (comprised of the seven Portfolios identified in Note A), including the investment portfolios, as of December 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Variable Life Investment Fund (comprised of the seven Portfolios identified in Note A) as of December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated herein conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
February 7, 1997

                                                                 TAX INFORMATION
--------------------------------------------------------------------------------

The Balanced Portfolio, Capital Growth Portfolio, and Growth and Income Portfolio paid distributions of $0.125, $0.595, and $0.09 per share, respectively, from net long-term capital gains during the year ended December 31, 1996.

Pursuant to section 852 of the Internal Revenue Code, the Balanced Portfolio, Bond Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, and International Portfolio designate $4,985,685, $201,136, $20,148,284, $3,659,155, and $5,991,078, respectively, as capital gain dividends for the year ended December 31, 1996.

Pursuant to section 854 of the Internal Revenue Code, the percentages of income dividends paid in calendar year 1996 which qualify for the dividends received deduction for corporations are as follows: Balanced Portfolio 26.7%, Capital Growth Portfolio 88.7%, and Growth and Income Portfolio 100.0%.

                     (This page intentionally left blank.)

Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped Scudder become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.




An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




SCUDDER

                              Scudder Variable Life
                                 Investment Fund




                                  Annual Report
                                December 31, 1996




          An open-end management investment company that offers shares of beneficial interest in seven types of diversified portfolios, five of which are offered herein.

                      SCUDDER VARIABLE LIFE INVESTMENT FUND

                                    Contents


Letter from the Fund's President ............................................  2

Money Market Portfolio Management Discussion ................................  3

Bond Portfolio Management Discussion ........................................  4

Bond Portfolio Summary ......................................................  5

Balanced Portfolio Management Discussion ....................................  6

Balanced Portfolio Summary ..................................................  7

Capital Growth Portfolio Management Discussion ..............................  8

Capital Growth Portfolio Summary ............................................  9

International Portfolio Management Discussion ............................... 10

International Portfolio Summary ............................................. 11

Investment Portfolios, Financial Statements, and Financial Highlights

           Money Market Portfolio ........................................... 12

           Bond Portfolio ................................................... 18

           Balanced Portfolio ............................................... 25

           Capital Growth Portfolio ......................................... 34

           International Portfolio .......................................... 42

Notes to Financial Statements ............................................... 52

SCUDDER VARIABLE LIFE INVESTMENT FUND
LETTER FROM THE FUND'S PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders,

     Perhaps the most important lesson we learned from 1996 is to expect the unexpected. After very strong domestic equity performance in 1995, stocks delivered another year of outstanding results. However, this attractive performance masked the challenging environment of conflicting economic signals and rapid sector rotation that characterized much of the year.

     Bond investors were challenged by rising U.S. interest rates in the first half of the year which contributed to increased stock market volatility, as stronger than expected economic growth raised fears of accelerating inflation. Growth slowed in the second half of the year, relieving upward pressure on interest rates, and permitting the stock rally to resume.

     The U.S. stock market's upward march was fueled by strong corporate earnings, benign inflation, and relatively low interest rates. Overseas, the picture was significantly different. Many foreign economies continued to struggle with slow economic growth, prompting governments to lower interest rates to stimulate their economies. Selected markets responded by rebounding strongly from depressed levels.

New Portfolio Added in 1996

     Reflecting our continuing commitment to providing investors with a wide range of investment choices, we introduced Global Discovery Portfolio in May. This portfolio invests in small company stocks from around the world, with an emphasis on individual stock selection. With more than two-thirds of the world's stock market capitalization based outside the United States, we see many investment opportunities among small, rapidly growing companies. Many of these companies have not been well-covered by Wall Street and have accelerating growth rates. Because their businesses are often tied more closely to local or regional economies, they tend to offer an added element of diversification for U.S. investors. Of course, investing overseas carries special risks and the potential for greater price fluctuations, but we believe Global Discovery Portfolio can provide the opportunity for valuable diversification and maximum capital appreciation for long-term investors.

     Scudder Variable Life Investment Fund provides a broad selection of portfolios to fit your particular investment objectives. Combined with its comparatively low fees, we believe the Fund can provide investors with a powerful savings advantage over the long term.

     Thank you for your continued investment in Scudder Variable Life Investment Fund.

                                        Sincerely,

                                        /s/David B. Watts
                                        David B. Watts
                                        President,
                                        Scudder Variable Life Investment Fund

                                                          MONEY MARKET PORTFOLIO
                                                 PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     In 1996, money market funds provided investors with respectable yields, as well as a haven for those uncomfortable with stock and bond market gyrations. Money Market Portfolio posted a 5.04% 7-day net annualized yield as of December 31, 1996. The Portfolio's total return was 5.09% for the full 12-month period.

Locating Opportunities

     Money managers spent much of the year with their eyes on the Federal Reserve, anticipating a potential interest rate hike. As a result, many money funds defensively shortened their average maturities. Volatile sentiment in the market caused us to keep Money Market Portfolio's average maturity in the 40-45 day range for much of the year, as investors prepared for potentially rising short-term rates that never materialized. While the defensive position prepared us for a rate increase, the tradeoff was the lost opportunity to capture the superior yields offered by longer maturity instruments. After the September meeting of the Federal Reserve in which no action was taken to raise short-term interest rates, market sentiment shifted, prompting us to increase the Portfolio's average maturity. As of December 31, the Portfolio's average maturity stood at 58 days.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     Interest rates generally
     rose over the year for
     money market instruments.

     At the close of the period, 90% of the Portfolio was invested in commercial paper. Commercial paper with one-year maturities also provided a boost to the Portfolio's yield. The remainder of the Portfolio's assets was principally invested in short-term notes. A small portion (5%) was invested in repurchase agreements.

The Coming Months

     Absent any unforeseen shocks, we believe 1997 should provide investors with moderate economic growth, stable to higher stock prices, and stable to moderately lower interest rates. While always a possibility, we don't expect the Federal Reserve to lower short-term interest rates any time soon.

     In this environment, we plan to favor money market securities at the longer end of the maturity spectrum in order to lock in attractive yields. Our focus will remain on quality as we select investments to maintain the Portfolio's stable share price and competitive yield. We believe Money Market Portfolio continues to offer a vehicle for meeting your short-term investment needs.

     Sincerely,

     Your Portfolio Management Team

     /s/Stephen L. Akers                      /s/David Wines
     Stephen L. Akers                         David Wines
     Lead Portfolio Manager

     /s/Debra A. Hanson                       /s/Nicca B. Alcantara
     Debra A. Hanson                          Nicca B. Alcantara

BOND PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     Stronger-than-expected economic growth in the first half of 1996 resulted in higher interest rates and lower bond prices for the year. However, the increase in rates from point-to-point did not fully reflect the increased price volatility that pervaded the bond markets during the year. Despite this challenging environment, Bond Portfolio provided a total return of 2.82% for the 12-month period ended December 31, 1996. For the same period, the unmanaged Lehman Brothers Aggregate Bond Index returned 3.63%.

     Bonds provided positive but modest total returns in 1996. Yields rose during the first half of the year and eased in the second half, but still ended the year higher. The economy turned out to be much stronger than expected, causing yields to rise and bond prices to decline. Later in the year growth moderated, enabling yields to ease and bond prices to recover, though not to levels seen at the beginning of 1996.

     During the 12-month period we managed the portfolio actively, seeking to capitalize on shifts in relative valuation among the Treasury, mortgage, and corporate sectors. Our strategy in this more volatile environment was a defensive one. We attempted to reduce sensitivity to changes in interest rates by shortening the Portfolio's duration. We achieved a shorter duration primarily by reducing our holdings of Treasury securities, with most of the reduction occurring during the first half of the year. We redeployed assets in several areas, including corporate bonds, mortgage securities, and cash.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     Rising interest rates
     created a challenging
     environment for bond
     investors.

     Corporate bonds turned out to be the strongest performing sector of the bond market in 1996. We held an overweighted position in corporates at the beginning of the year and continued to add to our position throughout 1996. We maintained the Fund's high quality portfolio composition, closing the year with an average quality rating of AA.

     Mortgage securities also constituted an increasing share of the Portfolio during the year. These securities, which typically offer a yield premium over Treasuries, became increasingly attractive values as interest rates rose in the first half of the year. We added mortgage securities to the Portfolio primarily between March and July. These securities played a significant role in providing stability, diversification, and attractive income to the Portfolio.

     Heading into 1997, we anticipate at least a neutral environment for bond investors. We expect economic growth to moderate and inflation to remain under control. We believe this should help to relieve upward pressure on interest rates. There are no major excesses in the corporate sector, and inventories are being managed well. Longer term, if the current enthusiasm for the stock market wanes, we could see renewed interest in bonds for their attractive yields and relative price stability.

     Sincerely,

     Your Portfolio Management Team


     /s/William M. Hutchinson                 /s/Ruth Heisler
     William M. Hutchinson                    Ruth Heisler
     Lead Portfolio Manager

                                                                  BOND PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
BOND PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,282     2.82%     2.82%
5 Year    $13,912    39.12%     6.83%
10 Year   $21,071   110.71%     7.74%

LB AGGREGATE BOND INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,363     3.63%     3.63%
5 Year    $14,050    40.50%     7.03%
10 Year   $22,547   125.47%     8.46%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Bond Portfolio
Year            Amount
----------------------
86             $10,000
87             $10,122
88             $10,675
89             $11,918
90             $12,879
91             $15,147
92             $16,208
93             $18,214
94             $17,343
95             $20,494
96             $21,071

LB Aggregate Bond Index
Year            Amount
----------------------
86             $10,000
87             $10,276
88             $11,086
89             $12,697
90             $13,834
91             $16,048
92             $17,236
93             $18,916
94             $18,365
95             $21,757
96             $22,547

The Lehman Brothers (LB) Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Bond Portfolio.


-------------------------------------------------------------------
ASSET QUALITY
-------------------------------------------------------------------
By Quality
-------------------
AAA             60%
AA               5%             Shortening the portfolio's
A               21%             duration helped to limit the
BBB             13%             effects of higher interest
BB               1%             rates.
               ----
               100%
               ====
-------------------
Average Quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-------------------------------------------------------------------
EFFECTIVE MATURITY
-------------------------------------------------------------------
---------------------------
Less than 1 year        11%
1 - 3 years              8%
3 - 7 years             35%
7 - 12 years            25%
12 years or greater     21%
                       ----
                       100%
                       ====
---------------------------
Weighted average effective maturity: 9 years

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
-----------------------------------
Corporate Bonds                 34%
U.S. Government Agency          21%
U.S. Treasury Obligations       16%
Repurchase Agreement            12%
Asset-Backed Securities          7%
U.S. Government Guaranteed
  Mortgages                      7%
Foreign Bonds                    3%
                               ----
                               100%
                               ====
-----------------------------------

BALANCED PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     Investor concern over stronger than expected economic growth and the possibility of accelerating inflation fueled an environment of volatile price changes for stocks and bonds in 1996. Nevertheless, the stock market completed its second consecutive year of strong overall performance as evidenced by the 22.96% total return of the S&P 500. In contrast, the bond market provided positive but more modest total returns, as measured by the unmanaged Lehman Brothers Aggregate Bond Index, which returned 3.63% for the year. Balanced Portfolio's conservative approach to investing in stocks and bonds resulted in a total return of 11.89% for the same period. At the end of the period, the Portfolio's assets were allocated 59% in equities and 41% in fixed income securities (including cash).

     The Portfolio's equity holdings were invested with the expectation that the economic environment would be lackluster, inflation would remain under control, and rapid earnings growth would be increasingly hard to sustain for the more cyclically sensitive companies and industries. While the Fund's sector breakdown remained relatively unchanged during the period, we made some strategic shifts within sectors such as technology.

     Although the health care sector was a poor performer during 1996, we maintained our exposure as we believed the stocks owned by the Portfolio were among the best positioned in the sector. This proved a sensible strategy, as health care was one of the Portfolio's best performing sectors later in the year.

     Over the 12 months covered by this report, our exposure to the manufacturing sector increased. On more than one occasion during the period, signs of a strengthening economy led investors toward manufacturing stocks, which generally respond well to an acceleration of economic activity.

     In the bond portion of the Portfolio we took an active approach seeking to capitalize on shifts in relative valuation among the Treasury, mortgage, and corporate sectors. We pursued a defensive strategy by shortening the duration of our bond holdings in an effort to reduce sensitivity to changes in interest rates. We achieved this primarily by trimming our holdings of Treasury securities, with most of the reduction occurring during the first half of the year. We redeployed assets in several areas including corporate bonds, mortgage securities, and cash.

     Looking ahead, we believe quality growth stocks and bonds should benefit from the current environment of slower economic growth and low inflation. With the probability of rapid economic expansion low at this stage of the cycle, we believe that higher interest rates are less likely. This scenario is typically viewed as positive by the stock and bond markets, and should particularly benefit investors in the months ahead.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     The strong performance
     of stocks more than offset
     the effects of rising rates
     on bonds.

     Sincerely,

     Your Portfolio Management Team

     /s/Valerie F. Malter                     /s/William M. Hutchinson
     Valerie F. Malter                        William M. Hutchinson
     Lead Portfolio Manager


     /s/Ruth Heisler
     Ruth Heisler

                                                              BALANCED PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
BALANCED PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,189    11.89%    11.89%
5 Year    $15,855    59.55%     9.79%
10 Year   $26,655   166.55%    10.30%

S&P 500 INDEX (60%)
AND LBAB INDEX (40%)
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,496    14.96%    14.96%
5 Year    $17,583    75.89%    11.94%
10 Year   $33,291   232.91%    12.77%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Balanced Portfolio
Year            Amount
----------------------
86             $10,000
87             $ 9,632
88             $11,229
89             $13,419
90             $13,162
91             $16,706
92             $17,870
93             $19,202
94             $18,807
95             $23,823
96             $26,575

S&P 500 Index
Year            Amount
----------------------
86             $10,000
87             $10,525
88             $12,273
89             $15,162
90             $15,660
91             $20,431
92             $21,988
93             $24,204
94             $24,524
95             $33,739
96             $41,485

LBAB Index
Year            Amount
----------------------
86             $10,000
87             $10,276
88             $10,085
89             $12,697
90             $13,834
91             $16,040
92             $17,236
93             $18,916
94             $18,265
95             $21,757
96             $22,547


The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Balanced Portfolio. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 48.78% and 11.43%, respectively.


-------------------------------------------------------------------
EQUITY HOLDINGS
-------------------------------------------------------------------
Sector breakdown of the                Five Largest Equity Holdings
Portfolio's equity holdings            ----------------------------
---------------------------            1. PHILIP MORRIS COMPANIES INC.
Consumer Staples        21%               Tobacco, food products and brewing
Health                  17%
Technology              15%            2. COCA-COLA CO, INC.
Manufacturing           12%               International soft drink company
Service Industries       9%
Financial                8%            3. GENERAL ELECTRIC CO.
Consumer Discretionary   8%               Leading producer of electrical
Media                    5%               equipment
Durables                 4%
Energy                   1%            4. MERCK & CO. INC.
                       ----               Leading drug manufacturer
                       100%
                       ====            5. COLGATE-PALMOLIVE CO.
---------------------------               Manufacturer of household and
                                          personal care products



-------------------------------------------------------------------
FIXED INCOME HOLDINGS
-------------------------------------------------------------------
By Asset Type                                  By Quality
-----------------------------------            -----------------
Corporate Bonds                 26%            AAA           70%
U.S. Treasury Obligations       25%            AA             3%
U.S. Government Agency                         A             14%
  Pass-Thrus                    22%            BBB           13%
Cash Equivalents                11%                         ----
U.S. Government Guaranteed                                  100%
  Mortgages                      8%                         ====
Asset-Backed Securities          7%            -----------------
Foreign Bonds                    1%
                               ----
                               100%
                               ====
-----------------------------------

CAPITAL GROWTH PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------
Dear Shareholders,

     The U.S. stock market completed a second consecutive year of strong performance, with the S&P 500 climbing 22.96% for the 12-month period ended December 31, 1996. However, the market environment was punctuated by rapid sector rotation and increased volatility. In this changing environment, the Portfolio returned 20.13%. The Portfolio's best performing groups included the technology, consumer staples, finance, service, and manufacturing sectors.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     As stocks rose over
     the year, we remained
     committed to our criteria
     of individual selection.

     In the technology area we continued to be broadly diversified, emphasizing high quality market leaders such as Intel. The company's dominance in microprocessors seems to be unchallenged at this juncture. Applied Materials, the leading supplier of semiconductor manufacturing equipment, also turned in good performance, especially during the fourth quarter.

     Consistent with our view of slowing economic growth and little pressure on interest rates, the Portfolio held a number of finance issues. In a relatively expensive stock market many of these issues trade at a discount to both the S&P 500 and their growth rates. In this category we include a number of specialty names such as insurance companies American International Group and Excel Ltd.

     With health care costs rising at the rate of inflation, political pressure to regulate the industry may have diminished. The Portfolio holds issues of a number of leading pharmaceutical companies that have strong product pipelines which we expect should drive sustainable earnings growth. One of our better performers in this area was Warner Lambert, which rose on news of FDA approval of two of its new products, troglidazone and atorvastatin.

     Significant exposure to the energy sector was also maintained. We believe that stock prices in this sector have yet to reflect the increase in oil prices over the last year, and the more favorable supply and demand environment. Exxon was among the strongest issues in the Portfolio, with Amoco and Royal Dutch Petroleum also performing well.

     In view of high consumer debt levels, we have consistently maintained a relatively modest exposure to consumer discretionary stocks. The few issues in the Portfolio did not add to performance. J.C. Penney declined, reflecting the challenging retail environment. Despite inroads overseas, McDonalds has had a particularly hard time getting its domestic business to show growth.

     Our strategy remains focused on buying stocks with sustainable earnings growth at reasonable valuations. We intend to maintain a broadly diversified portfolio with balanced sector representation in the months ahead.

     Sincerely,

     Your Portfolio Management Team


     /s/William F. Gadsden                               /s/Bruce F. Beaty
     William F. Gadsden                                  Bruce F. Beaty
     Lead Portfolio Manager

                                                        CAPITAL GROWTH PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
CAPITAL GROWTH PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,013    20.13%    20.13%
5 Year    $17,959    79.59%    12.42%
10 Year   $34,095   240.95%    13.05%

S&P 500 INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,296    22.96%    22.96%
5 Year    $20,305   103.05%    15.20%
10 Year   $41,485   314.85%    15.26%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

Capital Growth Portfolio
Year            Amount
----------------------
86             $10,000
87             $10,525
88             $12,273
89             $16,162
90             $15,660
91             $20,431
92             $21,988
93             $24,204
94             $24,524
95             $33,739
96             $41,485


S&P 500 Index
Year            Amount
----------------------
86             $10,000
87             $ 9,811
88             $11,975
89             $14,699
90             $13,604
91             $18,985
92             $20,204
93             $24,423
94             $22,061
95             $29,381
96             $34,095

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Capital Growth Portfolio.

-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
---------------------------            Sector breakdown of the
Equity Securities       97%            Portfolio's equity holdings
Cash Equivalents         3%            ---------------------------
                       ----            Financial               18%
                       100%            Technology              16%
                       ====            Health                  14%
---------------------------            Energy                  13%
                                       Manufacturing           12%
A graph in the form of a pie chart     Consumer Discretionary   6%
appears here, illustrating the         Consumer Staples         6%
exact data points in the table         Durables                 5%
to the right.                          Service Industries       4%
                                       Other                    3%
                                                              ----
                                                               97%
                                                              ====
The portfolio's
diversification helped to
mitigate increased
volatility and sector
rotation in 1996

-------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS  (25% of Portfolio)
-------------------------------------------------------------------
1.  FEDERAL NATIONAL MORTGAGE ASSOCIATION
    Insurer and holder of mortgage loans

2.  INTEL CORP.
    Semiconductor memory circuits

3.  CITICORP
    Provider of a broad range of financial services, including banking and consumer finance

4.  AMERICAN EXPRESS CREDIT CORP.
    Travel and investment services, insurance, and banking

5.  COLUMBIA/HCA HEALTHCARE CORP.
    Leading hospital management company

6.  ROYAL DUTCH PETROLEUM CO.
    International energy company

7.  WARNER-LAMBERT CO.
    Drugs, toiletries, and food products

8.  AMERICAN INTERNATIONAL GROUP, INC.
    Major international insurance holding company

9.  MBIA, INC.
    Insurer of municipal bonds

10. GENERAL MOTORS CORP. "H"
    Producer of high technology electronics

INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------
Dear Shareholders,

     For the 12 months ended December 31, 1996, International Portfolio provided a total return of 14.78%, comparing very favorably to the performance of the unmanaged MSCI EAFE and Canada Index, which returned 6.87% for the same period. The Portfolio's performance was aided by an underweighting in Japan, one of the worst performing markets over the period, as well as good stock selection in Europe.

[CALLOUT NEXT TO PRECEDING PARAGRAPH]
     We continue to focus on
     companies in Europe with
     sound management
     strategies.

     Falling interest rates, ongoing corporate restructuring, takeover activity, and greater management focus on shareholder value propelled European markets upwards. German equities were particular beneficiaries of corporate restructuring, including portfolio holdings Hoechst, BASF, and Daimler Benz. Japan's market faltered over the period, as concerns developed over the feeble economic recovery and domestic investors remained absent from the market. Korean equities traded lower as well, troubled by weak corporate earnings, a widening trade gap, a depreciating currency, and the collapse in semiconductor prices. The Hong Kong market rallied towards the end of the year as concerns about the 1997 hand-over to China faded. Brazil was a standout among Latin American markets, driven by continued progress on the privatization front and the perception that, for the first time since the 1940s, Brazilians are likely to experience an extended period of low, even single digit, inflation.

     In Europe, we continue to focus on companies with sound management strategies positioned to benefit from the important changes taking place today in the region. The drive for growth at any cost has been supplanted at many companies by the desire to generate returns for shareholders. Though the restructuring theme is most notable in Germany at present, it is also evident elsewhere in Europe. Industry consolidation continues to be a successful theme in the portfolio as well. In Japan, we continue to seek out domestic companies with a unique franchise (Nichiei) and high quality global blue chip stocks benefiting from a weaker yen (Canon). Elsewhere in Asia, our strategy is to identify dominant regional companies, low-cost producers, and companies that stand to benefit from the region's rising disposable income.

     Looking ahead, while there may be transitional jitters in Europe from time to time, the potential rewards to investors from the favorable changes underway there are exciting. In Japan, there is evidence of momentum in selected areas of the economy: interest rates are at record lows; valuation criteria are attractive by historical standards; and currency depreciation has boosted corporate earnings. Our outlook for Japan is tempered, however, by the continued absence of domestic participation in the market and the slow pace of deregulation in an economy impeded by structural imbalances. Going forward, International Portfolio will seek to continue to provide important exposure to the many opportunities for capital appreciation to be found overseas.

     Sincerely,

     Your Portfolio Management Team


     /s/Carol L. Franklin                            /s/Nicholas Bratt
     Carol L. Franklin                               Nicholas Bratt
     Lead Portfolio Manager


     /s/Joan R. Gregory
     Joan R. Gregory

                                                         INTERNATIONAL PORTFOLIO
                                       PORTFOLIO SUMMARY as of December 31, 1996
--------------------------------------------------------------------------------
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
INTERNATIONAL PORTFOLIO
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,478    14.78%    14.78%
5 Year    $16,890    68.90%    11.05%
Life of
 Fund*    $24,966   149.86%     9.93%

MSCI EAFE & CANADA INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
12/31/96  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $10,687     6.87%     6.87%
5 Year    $14,817    48.17%     8.17%
Life of
 Fund*    $16,574    65.74%     5.41%

*The Fund commenced operations on May 1, 1987.
 Index comparisons begin May 31, 1987.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED DECEMBER 31

International Portfolio
Year            Amount
----------------------
5/31/87*       $10,000
87             $ 8,997
88             $10,502
89             $14,470
90             $13,363
91             $14,893
92             $14,433
93             $19,891
94             $19,723
95             $21,915
96             $25,154

MSCI EAFE & Canada Index
Year            Amount
----------------------
5/31/87*       $10,000
87             $ 9,138
88             $11,682
89             $12,968
90             $ 9,980
91             $11,186
92             $ 9,824
93             $12,961
94             $13,915
95             $15,509
96             $16,574

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of witholding tax and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the International Portfolio.


-------------------------------------------------------------------
DIVERSIFICATION
-------------------------------------------------------------------
By Region                        By Sector
(Excluding Cash Equivalents)     (Equity Holdings)
----------------------------     ---------------------------
Europe                   59%     Manufacturing           23%
Japan                    18%     Financial               11%
Pacific Basin            14%     Durables                 8%
Latin America             6%     Communications           7%
Canada                    3%     Utilities                7%
                        ----     Metals & Minerals        7%
                        100%     Service Industries       8%
                        ====     Health                   8%
                                 Technology               8%
                                 Other                   22%
                                                        ----
                                                        100%
                                                        ====

Graphs in the form of pie charts appears here, illustrating the exact data points in the above table.

-------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS (13 % of Portfolio)
-------------------------------------------------------------------
1.  HOSCHET AG
    Chemical producer in Germany

2.  NOVARTIS AG
    Pharmaceutical company in Switzerland

3.  VEBA AG
    Electric utility and distributor of oil and chemicals in Germany

4.  HUTCHISON WHAMPOA, LTD.
    Container terminal and real estate company in Hong Kong

5.  CARREFOUR HYPERMARKET
    Hypermarket operator and food retailer in France.

6.  AUTOLIV AB
    Manufacturer of automoblie safety bags in Sweden

7.  MANNESMANN AG
    Diversified construction and technology company in Germany

8.  PORTUGAL TELECOM SA
    Telecommunication services

9.  SMITHKLINE BEECHAM PLC
    Manufacturer of drugs and healthcare products in the United Kingdom

10. MATSUSHITA ELECTRICAL INDUSTRIAL CO., LTD.
    Leading manufacturer of consumer electronic products in Japan

MONEY MARKET PORTFOLIO
INVESTMENT PORTFOLIO as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of        Principal                                                                   Value ($)
                                 Portfolio    Amount ($)                                                                   (Note A)
------------------------------------------------------------------------------------------------------------------------------------
                                    4.6%                REPURCHASE AGREEMENT

                                               4,355,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                             dated 12/31/96 at 6.7% to be repurchased at
                                                             $4,356,621 on 1/2/97, collateralized by a $4,284,000
                                                             U.S. Treasury Note, 5.875%, 7/31/97 (Cost $4,355,000) .....   4,355,000
                                                                                                                          ----------

                                   90.3%                COMMERCIAL PAPER


Financial                          82.9%

       Banks                        8.4%       4,000,000    Deutsche Bank Financial Inc., 5.23%, 3/4/97 ................   3,963,698
                                               4,000,000    Prudential Funding Corp., 5.26%, 2/25/97 ...................   3,967,550
                                                                                                                          ----------
                                                                                                                           7,931,248
                                                                                                                          ----------

       Business Finance             6.3%       3,000,000    New Center Asset Trust, 5.21%, 2/19/97 .....................   2,978,440
                                               3,000,000    Norwest Corp., 5.26%, 3/11/97 ..............................   2,969,640
                                                                                                                          ----------
                                                                                                                           5,948,080
                                                                                                                          ----------

       Consumer Finance            23.8%       3,500,000    American Express Credit Corp., 5.11%, 1/23/97 ..............   3,488,600
                                               4,000,000    Bell Atlantic Financial Services Inc., 5.26%, 1/27/97 ......   3,984,284
                                               4,000,000    Beneficial Corp., 5.41%, 6/25/97 ...........................   3,896,945
                                               2,300,000    Ford Motor Credit Corp., 4.65%, 1/8/97 .....................   2,297,625
                                               2,000,000    Ford Motor Credit Corp., 5.19%, 2/4/97 .....................   1,989,951
                                               3,700,000    General Electric Capital Corp., 5.16%, 1/30/97 .............   3,684,143
                                               3,000,000    Household Finance Corp., 4.44%, 1/6/97 .....................   2,997,779
                                                                                                                          ----------
                                                                                                                          22,339,327
                                                                                                                          ----------

       Other Financial
        Companies                  44.4%       4,000,000    Abbey National North America, 5.30%, 3/11/97 ...............   3,959,213
                                               3,000,000    American General Finance Corp., 5.32%, 4/24/97 .............   2,950,280
                                               4,000,000    Ameritech Corp., 5.29%, 3/31/97 ............................   3,947,787
                                               1,600,000    Associates Corp. of North America, 4.94%, 1/14/97 ..........   1,596,932
                                               3,000,000    Associates Corp. of North America, 5.34%, 4/7/97 ...........   2,957,440
                                               3,000,000    Centric Funding Corp., 5.41%, 3/25/97 ......................   2,962,581
                                               3,500,000    Ciesco L.P., 4.96%, 1/15/97 ................................   3,492,786
                                               2,000,000    Dresdner U.S. Finance, 5.19%, 2/4/97 .......................   1,989,951
                                               4,000,000    Matterhorn Capital Corp., 5.17%, 1/16/97 ...................   3,990,833
                                               3,000,000    Preferred Receivables Funding Corp., 4.44%, 1/6/97 .........   2,997,779
                                               4,000,000    Private Export Funding Corp., 5.20%, 2/11/97 ...............   3,975,901
                                               3,000,000    Receivables Capital Corp., 5.32%, 2/28/97 ..................   2,974,093
                                               4,000,000    UBS Finance (DE) INC., 5.30%, 1/21/97 ......................   3,987,667
                                                                                                                          ----------
                                                                                                                          41,783,243
                                                                                                                          ----------

Manufacturing                       4.2%

       Chemicals                               4,000,000    E.I. du Pont de Nemours & Co., 5.13%, 1/23/97 ..............   3,986,922
                                                                                                                          ----------

Utilities                           3.2%

       Electric Utilities                      3,000,000    Virginia Electric & Power Co., 5.26%, 2/13/97 ..............   2,980,829
                                                            Total Commercial Paper (Cost $84,969,649) ..................  84,969,649
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of        Principal                                                                   Value ($)
                                 Portfolio    Amount ($)                                                                   (Note A)
------------------------------------------------------------------------------------------------------------------------------------
                                    5.1%                SHORT-TERM NOTES

                                               1,000,000    Bank of America Illinois, 5.700%, 5/28/97 ..................     999,569
                                               3,000,000    FCC National Bank Note, 5.590%, 11/7/97 ....................   2,999,145
                                                 750,000    General Electric Capital Corp., 5.290%, 1/13/97 ............     749,983
                                                                                                                          ----------
                                                            Total Short-Term Notes (Cost $4,748,697) ...................   4,748,697
                                                                                                                          ----------

                                             Total Investment Portfolio-- 100.0% (Cost $94,073,346) (a) ................  94,073,346
                                                                                                                          ==========


                                             (a) Cost for federal income tax purposes is $94,073,346.


    The accompanying notes are an integral part of the financial statements.

MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments securities (cost $94,073,346) (Note A) ........................                   $ 94,073,346
Cash ......................................................................                            526
Interest receivable .......................................................                         72,784
Receivable for Portfolio shares sold ......................................                      4,093,556
                                                                                              ------------
      Total assets ........................................................                     98,240,212

Liabilities
Dividends payable .........................................................    $    407,369
Payable for Portfolio shares redeemed .....................................          17,495
Accrued management fee (Note B) ...........................................          29,722
                                                                               ------------
   Total liabilities ......................................................                        454,586
                                                                                              ------------
Net assets, at value ......................................................                   $ 97,785,626
                                                                                              ============

Net Assets
Net assets consist of:
   Accumulated net realized loss ..........................................                         (2,483)
   Paid-in capital ........................................................                     97,788,109
                                                                                              ------------
Net assets, at value ......................................................                   $ 97,785,626
                                                                                              ============
Net asset value, offering and redemption price per share
   ($97,785,626/97,786,551 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) .........                   $       1.00
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Interest ...............................................................                   $  4,794,163
   Expenses (Note A):
      Management fee (Note B) .............................................    $    325,791
      Custodian  and accounting fees (Note B) .............................          46,495
      Trustees' fees and expenses  (Note B) ...............................          16,326
      Legal ...............................................................           2,425
      Auditing ............................................................          10,145
   Other ..................................................................           7,026        408,208
                                                                               ------------   ------------
   Net investment income ..................................................                      4,385,955
                                                                                              ------------
   Net realized loss from Investments .....................................                           (917)
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $  4,385,038
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
Net investment income ....................................................   $   4,385,955    $   4,571,604
Net realized loss from investment transactions ...........................            (917)            --
                                                                             -------------    -------------
Net increase in net assets resulting from operations .....................       4,385,038        4,571,604
                                                                             -------------    -------------
Distributions to shareholders from net investment income .................      (4,385,955)      (4,571,604)
                                                                             -------------    -------------
Portfolio share transactions at net asset value of $1.00 per share:
   Proceeds from shares sold .............................................     201,403,309      148,542,887
   Net asset value of shares issued to shareholders in
      reinvestment of distributions from net investment income ...........       4,385,955        4,571,604
   Cost of shares redeemed ...............................................    (187,750,612)    (163,864,512)
                                                                             -------------    -------------
   Net increase (decrease) in net assets from Portfolio share transactions      18,038,652      (10,750,021)
                                                                             -------------    -------------
Increase (decrease) in net assets ........................................      18,037,735      (10,750,021)
Net assets at beginning of period ........................................      79,747,891       90,497,912
                                                                             -------------    -------------
Net assets at end of period ..............................................   $  97,785,626    $  79,747,891
                                                                             =============    =============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Years Ended December 31,
                               ------------------------------------------------------------------------------------------------
                                1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                               ------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ......   $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from investment
    operations:
  Net investment
    income .................     .050      .055      .037      .025      .033      .057      .076      .088      .068      .060
Less distributions from
  net investment income ....    (.050)    (.055)    (.037)    (.025)    (.033)    (.057)    (.076)    (.088)    (.068)    (.060)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
end of period ..............   $ 1.00    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                               ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total Return (%) ...........     5.09      5.65      3.72      2.54      3.33      5.81      7.83      8.84      7.08      5.95
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ......       98        80        90        49        34        28        32        15        11         8
Ratio of operating
  expenses, net to
  average daily net
  assets (%) ...............      .46       .50       .56       .66       .64       .67       .69       .72       .75       .75
Ratio of operating expenses
  before expense reductions,
  to average daliy net
  assets (%) ...............      .46       .50       .56       .66       .64       .67       .69       .81      1.04      1.12
Ratio of net
  investment income
  to average daily
  net assets (%) ...........     4.98      5.51      3.80      2.55      3.26      5.67      7.57      8.53      6.99      6.06

BOND PORTFOLIO
INVESTMENT PORTFOLIO as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of        Principal                                                                    Market
                                 Portfolio    Amount ($)                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                   11.9%               REPURCHASE AGREEMENT

                                             7,959,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette dated
                                                             12/31/96 at 6.7% to be repurchased at $7,961,962
                                                             on 1/2/97 collateralized by a $7,632,000 U.S. Treasury
                                                             Note, 7.75%, 11/30/99 (Cost $7,959,000) ..............        7,959,000
                                                                                                                          ----------

                                   15.8%               U.S. TREASURY OBLIGATIONS

                                             1,000,000    U.S. Treasury Note, 6.125%, 7/31/00 .....................        1,000,000
                                             9,750,000    U.S. Treasury Note, 5.625%, 11/30/00 ....................        9,573,233
                                                                                                                          ----------
                                                            Total U.S. Treasury Obligations (Cost $10,807,479) ....       10,573,233
                                                                                                                          ----------

                                    6.9%               U.S. GOV'T GUARANTEED MORTGAGES

                                             1,444,741    Government National Mortgage Association
                                                             10%, 8/15/20 (a) .....................................        1,589,894
                                             2,928,088    Government National Mortgage Association
                                                             8.5%, 4/15/25 (a) ....................................        3,036,955
                                                                                                                          ----------
                                                            Total U.S. Gov't Guaranteed
                                                              Mortgages (Cost $4,555,736) .........................        4,626,849
                                                                                                                          ----------

                                   20.9%               U.S. GOVERNMENT AGENCY PASS-THRUS

                                               655,216    Federal Home Loan Mortgage Corp., 8%, 4/1/08 (a) ........          674,564
                                             1,954,508    Federal National Mortgage Association 6.5%, 2/1/26 (a) ..        1,866,555
                                             3,015,599    Federal National Mortgage Association 7%, 7/1/26 (a) ....        2,948,682
                                             1,698,829    Federal National Mortgage Association, 8%, 12/1/09 (a) ..        1,749,913
                                             1,996,810    Federal National Mortgage Association, 6.5%, 3/1/26 (a) .        1,904,458
                                             4,941,162    Federal National Mortgage Association, 7%, 4/1/26 (a) ...        4,831,518
                                                                                                                          ----------
                                                            Total U.S. Government Agency Pass-Thrus
                                                             (Cost $13,914,092) ...................................       13,975,690
                                                                                                                          ----------

                                    0.1%               COLLATERALIZED MORTGAGE OBLIGATIONS

                                                32,214    Federal National Mortgage Association, REMIC,
                                                             8.5%, 4/25/18 (Cost $30,583) .........................           32,153
                                                                                                                          ----------

                                    3.2%               FOREIGN BONDS-U.S. $ DENOMINATED

                                             1,000,000    Korea Development Bank, 9.6%, 12/1/00 ...................        1,101,110
                                             1,000,000    Nippon Telegraph & Telephone Corp., 9.5%, 7/27/98 .......        1,050,980
                                                                                                                          ----------
                                                            Total Foreign Bonds-U.S. $ Denominated
                                                             (Cost $2,118,349) ....................................        2,152,090
                                                                                                                          ----------

                                    7.2%               ASSET-BACKED SECURITIES


       Automobile Receivables       1.5%
                                             1,000,000    Premier Auto Trust Asset Backed Certificate Series 1996-
                                                             A4, 6.75%, 11/6/00 ...................................        1,011,250
                                                                                                                          ----------

       Credit Card Receivables      1.5%
                                             1,000,000    Standard Credit Card Trust, Series 1990-3B, 9.85%,
                                                             7/10/97 ..............................................        1,018,750
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of        Principal                                                                    Market
                                 Portfolio    Amount ($)                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
       Home Equity Loans            2.7%
                                             1,499,989    Contimortgage Home Equity Loan Trust, Series 1996-1 A2,
                                                             5.58%, 1/15/11 .......................................        1,489,207
                                               307,952    United Companies Financial Corp., Home Equity Loan
                                                             Series 1993-B1, 6.075%, 7/25/14 ......................          302,707
                                                                                                                          ----------
                                                                                                                           1,791,914
                                                                                                                          ----------

       Manufactured Housing
       Receivables                  1.5%
                                               964,749    Green Tree Financial Corp., Securitized NIM Series
                                                             1994-B, 7.85%, 7/15/04 ...............................          973,492
                                                                                                                          ----------
                                                            Total Asset-Backed Securities (Cost $4,894,031) .......        4,795,406
                                                                                                                          ----------

                                   34.0%               CORPORATE BONDS


       Consumer Staples             1.7%
                                             1,000,000    J. Seagram & Sons Inc., 9%, 8/15/21 .....................        1,159,270
                                                                                                                          ----------

       Financial                   14.1%
                                             2,000,000    Associates Corp. of North America, 6.625%, 5/15/01 ......        1,999,160
                                             1,000,000    BankAmerica Corp., 7.125%, 5/1/06 .......................        1,005,450
                                             1,750,000    First Union Capital II, 7.85%, 1/1/27 ...................        1,734,023
                                             1,500,000    Highwoods/Forsyth L.P., 7%, 12/1/06 .....................        1,479,330
                                             1,500,000    Midland Bank PLC, 6.95%, 3/15/11 ........................        1,447,185
                                               750,000    Spieker Properties, Inc., 7.875%, 12/1/16 ...............          744,375
                                             1,000,000    Susa Partnership L.P., 7.125%, 11/1/03 ..................          992,850
                                                                                                                          ----------
                                                                                                                           9,402,373
                                                                                                                          ----------

       Media                        3.1%
                                             1,000,000    Tele-Communications, Inc., 8.65%, 9/15/04 ...............        1,004,910
                                             1,000,000    Time Warner Inc., 9.125%, 1/15/13 .......................        1,091,700
                                                                                                                          ----------
                                                                                                                           2,096,610
                                                                                                                          ----------

       Durables                     3.9%
                                             1,000,000    Lockheed Martin Corp., 9%, 1/15/22 ......................        1,156,540
                                             1,500,000    Northrop Grumman Corp., 7.875%, 3/1/26 ..................        1,503,495
                                                                                                                          ----------
                                                                                                                           2,660,035
                                                                                                                          ----------

       Manufacturing                4.3%
                                             1,000,000    ARCO Chemical Co., 9.375%, 12/15/05 .....................        1,159,110
                                             1,000,000    Monsanto Co., 8.7%, 10/15/21 ............................        1,143,550
                                               500,000    Newport News Shipbuilding Co., 8.625%, 12/1/06 ..........          512,500
                                                                                                                          ----------
                                                                                                                           2,815,160
                                                                                                                          ----------

       Technology                   1.7%
                                             1,000,000    Loral Corp., 8.375%, 6/15/24 ............................        1,107,010
                                                                                                                          ----------

       Energy                       3.4%
                                             1,000,000    Atlantic Richfield Co., 9.125%, 8/1/31 ..................        1,211,550
                                             1,000,000    Enron Corp., 10%, 6/1/98 ................................        1,050,400
                                                                                                                          ----------
                                                                                                                           2,261,950
                                                                                                                          ----------

       Transportation               1.8%
                                               600,000    American Airlines, 8.8%, 9/16/15 ........................          654,894

    The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                                                                                            Market
                                                 Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                               575,000    American Airlines, 8.39%, 1/2/17 ........................          608,810
                                                                                                                          ----------
                                                                                                                           1,263,704
                                                                                                                          ----------

                                                            Total Corporate Bonds (Cost $21,685,522) ..............       22,766,112
                                                                                                                          ----------
------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                             (Cost $65,964,792) (b) ...............................       66,880,533
                                                                                                                          ==========
------------------------------------------------------------------------------------------------------------------------------------

   (a) Effective maturities will be shorter due to prepayments.

   (b) At December 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $65,972,685 was as follows:
       Aggregate gross unrealized appreciation for all investments in which there is an excess of market           $    1,414,221
       value over tax cost
       Aggregate gross unrealized depreciation for all investments in which there is an excess of tax                    (506,373)
                                                                                                                   ---------------
           cost over market value
       Net unrealized appreciation                                                                                 $      907,848
                                                                                                                   ==============
------------------------------------------------------------------------------------------------------------------------------------

       Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities), for the year ended December 31, 1996, aggregated $35,306,379 and $18,229,980, respectively. Purchases and sales of U.S. Government securities for the year ended December 31, 1996, aggregated $13,912,703 and $60,025,147, respectively.
------------------------------------------------------------------------------------------------------------------------------------

       The aggregate face value of futures contracts opened and closed during the year ended December 31, 1996, for the Bond
       Portfolio, was $227,390,005 and $227,390,005.

    The accompanying notes are an integral part of the financial statements.

                                                                  BOND PORTFOLIO
                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (including repurchase agreements of
   $7,959,000)(identified cost $65,964,792) (Note A) ......................                   $ 66,880,533
Cash ......................................................................                            779
Receivables:
   Interest ...............................................................                        658,959
   Portfolio shares sold ..................................................                         50,332
                                                                                              ------------
      Total assets ........................................................                     67,590,603
Liabilities
Payables:
   Investments purchased ..................................................    $  1,753,343
   Portfolio shares redeemed ..............................................          25,442
   Accrued management fee (Note B) ........................................          26,968
   Other accrued expenses (Note B) ........................................          15,429
                                                                               ------------
      Total liabilities ...................................................                      1,821,182
                                                                                              ------------
Net assets, at market value ...............................................                   $ 65,769,421
                                                                                              ============
Net Assets
Net assets consist of:
   Undistributed net investment income ....................................                   $  1,075,196
   Net unrealized appreciation on investments .............................                        915,741
   Accumulated net realized gain ..........................................                         89,617
   Paid-in capital ........................................................                     63,688,867
                                                                                              ------------
Net assets, at market value ...............................................                   $ 65,769,421
                                                                                              ============
Net asset value, offering and redemption price per share
   ($65,769,4219,775,320 outstanding shares of beneficial
interest, no par value, unlimited number of shares authorized) ............                   $       6.73
                                                                                              ============


    The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS


Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Interest ...............................................................                   $  4,183,772
   Expenses (Note A):
      Management fee (Note B) .............................................   $    291,740
      Custodian and accounting fees (Note B) ..............................         53,210
      Trustees' fees (Note B) .............................................         15,916
      Auditing ............................................................          6,818
      Legal ...............................................................          3,046
   Other ..................................................................          6,308         377,038
                                                                              ------------    ------------
   Net investment income ..................................................                      3,806,734
                                                                                              ------------

Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments .........................................................        199,592
      Futures .............................................................        306,666
      Foreign currency related transactions ...............................         92,728         598,986
                                                                              ------------
   Net unrealized appreciation (depreciation) during the period on:
      Investments .........................................................     (2,534,446)
   Foreign currency related transactions ..................................         20,098      (2,514,348)
                                                                              ------------    ------------
   Net loss on investment transactions ....................................                     (1,915,362)
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $  1,891,372
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..................................................   $   3,806,734    $   8,707,166
   Net realized gain from investment transactions .........................         598,986        5,636,324
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ......................................      (2,514,348)       8,197,950
Net increase in net assets resulting from operations ......................       1,891,372       22,541,440
                                                                              -------------    -------------
Distributions to shareholders from net investment income ..................      (5,405,378)      (9,011,114)
                                                                              -------------    -------------
Portfolio share transactions:
   Proceeds from shares sold ..............................................      27,555,910       57,366,869
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .......................................       5,405,378        9,011,114
   Cost of shares redeemed ................................................     (36,192,318)    (149,798,464)
                                                                              -------------    -------------
Net decrease in net assets from Portfolio share transactions ..............      (3,231,030)     (83,420,481)
                                                                              -------------    -------------
Decrease in net assets ....................................................      (6,745,036)     (69,890,155)
Net assets at beginning of period .........................................      72,514,457      142,404,612
                                                                              -------------    -------------
Net assets at end of period (including undistributed net investment
   income of $1,075,196 and $2,587,204, respectively) .....................   $  65,769,421    $  72,514,457
                                                                              =============    =============

Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .................................      10,126,562       21,973,579
                                                                              -------------    -------------
   Shares sold ............................................................       4,122,227        8,433,349
   Shares issued to shareholders in reinvestment of distributions .........         806,843        1,343,624
   Shares redeemed ........................................................      (5,280,312)     (21,623,990)
                                                                              -------------    -------------
   Net decrease in Portfolio shares .......................................        (351,242)     (11,847,017)
                                                                              -------------    -------------
Shares outstanding at end of period .......................................       9,775,320       10,126,562
                                                                              =============    =============


    The accompanying notes are an integral part of the financial statements.

BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Years Ended December 31, (a)
                               ------------------------------------------------------------------------------------------------
                                1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                               ------------------------------------------------------------------------------------------------
Net asset value,
  beginning of  period .....   $ 7.16    $ 6.48    $ 7.42    $ 7.19    $ 7.37    $ 6.73    $ 6.72    $ 6.39    $ 6.47    $ 6.67
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Income from
  investment operations:
    Net investment
      income ...............      .41       .44       .43       .48       .49       .52       .53       .54       .54       .49
    Net realized and
      unrealized gain
      (loss) on
      investment
    transactions ...........     (.22)      .69      (.77)      .38      (.02)      .61      (.02)      .18      (.19)     (.40)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
operations .................      .19      1.13      (.34)      .86       .47      1.13       .51       .72       .35       .09
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Less distributions from:
  Net investment
    income .................     (.62)     (.45)     (.43)     (.48)     (.46)     (.47)     (.50)     (.39)     (.43)     (.29)
  Net realized gains
    on investment
    transactions ...........     --        --        (.17)     (.15)     (.19)     (.02)     --        --        --        --
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions ........     (.62)     (.45)     (.60)     (.63)     (.65)     (.49)     (.50)     (.39)     (.43)     (.29)
                               ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value,
end of period ..............   $ 6.73    $ 7.16    $ 6.48    $ 7.42    $ 7.19    $ 7.37    $ 6.73    $ 6.72    $ 6.39    $ 6.47
                               ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
Total Return (%) ...........     2.82     18.17     (4.79)    12.38      7.01     17.61      8.06     11.65      5.46      1.22
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ......       66        73       142       129       113        74        42        22         3         3
Ratio of operating
  expenses, net to
  average net
  assets (%) ...............      .61       .56       .58       .61       .63       .69       .73       .75       .75       .75
Ratio of operating expenses
  before expense reductions,
  to average daliy net
  assets (%) ...............      .61       .56       .58       .61       .63       .69       .73       .84      1.40      2.01
Ratio of net investment
  income to average
  net assets (%) ...........      6.2      6.29      6.43      6.59      6.89      7.51      8.05      8.04      7.86      7.53
Portfolio turnover
  rate (%) .................    85.11    177.21     96.55    125.15     87.00    115.86     71.02    103.41    245.23    186.05

(a) Based on monthly average shares outstanding during the period.

                                                              BALANCED PORTFOLIO
                                    INVESTMENT PORTFOLIO as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of          Principal                                                                  Market
                                 Portfolio      Amount ($)                                                                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                    4.5%               REPURCHASE AGREEMENT

                                               4,003,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                             dated 12/31/96 at 6.7% to be repurchased at $4,004,490
                                                             on 1/2/97, collateralized by a $3,703,000 U.S. Treasury
                                                             Note, 8.5%, 11/15/00 (Cost $4,003,000) ...............        4,003,000
                                                                                                                          ----------
                                   10.2%               U.S. GOVERNMENT & AGENCIES

                                               1,200,000    U.S. Treasury Bond, 7.25%, 5/15/16 ....................        1,267,128
                                                 300,000    U.S. Treasury Bond, 8.125%, 5/15/21 ...................          348,093
                                               1,850,000    U.S. Treasury Bond, 6.25%, 8/15/23 ....................        1,734,375
                                                 550,000    U.S. Treasury Note, 4.75%, 2/15/97 ....................          549,400
                                                 250,000    U.S. Treasury Note, 6.125%, 5/31/97 ...................          250,703
                                               1,000,000    U.S. Treasury Note, 5.25%, 7/31/98 ....................          991,720
                                               2,000,000    U.S. Treasury Note, 5.75%, 12/31/98 ...................        1,995,320
                                                 500,000    U.S. Treasury Note, 6.125%, 7/31/00 ...................          500,000
                                               1,150,000    U.S. Treasury Note, 5.625%, 11/30/00 ..................        1,129,150
                                                 800,000    U.S. Treasury Separate Trading Registered Interest and
                                                             Principal Securities, 11/15/10 (6.75%)** .............          318,624
                                                                                                                          ----------
                                                            Total U.S. Government & Agencies (Cost $9,081,356) ....        9,084,513
                                                                                                                          ----------
                                    3.1%               U.S. GOV'T GUARANTEED MORTGAGES

                                                 535,318    Government National Mortgage Association, 10%,
                                                             8/15/20 (a) ..........................................          589,101
                                                 528,233    Government National Mortgage Association, 8.75%,
                                                             12/15/24 (a) .........................................          544,739
                                               1,567,723    Government National Mortgage Association, 8.5%,
                                                             with various maturities to 9/15/26 (a) ...............        1,625,742
                                                                                                                          ----------
                                                            Total U.S. Gov't Guaranteed Mortgages (Cost $2,685,721)        2,759,582
                                                                                                                          ----------
                                    9.3%               U.S. GOVERNMENT AGENCY PASS-THRUS

                                               1,092,026    Federal Home Loan Mortgage Corp., 8%, 4/1/08 (a) ......        1,124,273
                                               2,577,568    Federal National Mortgage Association, 6.5%, with
                                                             various maturities to 2/1/26 (a) .....................        2,461,576
                                               2,471,628    Federal National Mortgage Association, 7%, 4/1/26 (a) .        2,416,782
                                               2,259,913    Federal National Mortgage Association, 7%,  9/1/26 (a)         2,209,765
                                                                                                                          ----------
                                                            Total U.S. Government Agency Pass-Thrus
                                                             (Cost $8,177,335) ....................................        8,212,396
                                                                                                                          ----------
                                    0.0%               COLLATERALIZED MORTGAGE OBLIGATIONS

                                                  32,214    Federal National Mortgage Association, REMIC, 8.5%,
                                                             4/25/18 (Cost $30,945) ...............................           32,153
                                                                                                                          ----------
                                    0.5%               FOREIGN BONDS - U.S. $ DENOMINATED

                                                 250,000    ABN-AMRO Bank NV, 7.75%, 5/15/23 ......................          257,010
                                                 250,000    Seagram Co., Ltd., 6.875%, 9/1/23 .....................          230,900
                                                                                                                          ----------
                                                            Total Foreign Bonds - U.S. $ Denominated
                                                            (Cost $461,469) .......................................          487,910
                                                                                                                          ----------
                                    2.8%               ASSET-BACKED SECURITIES


       Automobile Receivables       0.7%          98,937    Premier Auto Trust Asset Backed Certificate Series
                                                             1994-3, 6.8%, 12/2/99                                            99,400


    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   % of          Principal                                                                  Market
                                 Portfolio      Amount ($)                                                                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                                 500,000    Premier Auto Trust Asset Backed Certificate Series
                                                             1996-3, 6.5%, 3/6/00 .................................          503,435
                                                                                                                          ----------
                                                                                                                             602,835
                                                                                                                          ----------

       Credit Card Receivables      1.3%         850,000    Sears Credit Account Master Trust, Series 1995-4, 6.25%,
                                                             1/15/03 ..............................................          853,451
                                                 250,000    Standard Credit Card Trust, Series 1990-6B, 9.625%,
                                                             9/10/97 ..............................................          255,703
                                                                                                                          ----------
                                                                                                                           1,109,154
                                                                                                                          ----------

       Home Equity Loans            0.7%         499,996    Contimortgage Home Equity Loan Trust, Series 1996-1 A2,
                                                            5.58%, 1/15/11 ........................................          496,402
                                                  76,988    United Companies Financial Corp., Home Equity Loan
                                                             Series 1993-B1, 6.075%, 7/25/14 ......................           75,676
                                                                                                                          ----------
 ..................................................................................................................          572,078
                                                                                                                          ----------

       Manufactured Housing
        Receivables                 0.1%         119,990    Green Tree Financial Corp. Series 1995-7 A1, 6%, 10/15/26        120,027
                                                                                                                          ----------
                                                            Total Asset-Backed Securities (Cost $2,418,966) .......        2,404,094
                                                                                                                          ----------
                                   10.9%               CORPORATE BONDS


       Consumer Discretionary       0.3%         250,000    Price/Costco Inc., 7.125%, 6/15/05 ....................          250,030
                                                                                                                          ----------

       Consumer Staples             0.3%         270,000    J. Seagram & Sons Inc., 7%, 4/15/08 ...................          266,406
                                                                                                                          ----------

       Financial                    5.3%         750,000    Associates Corp. of North America, 6.625%, 5/15/01 ....          749,685
                                               1,000,000    Highwoods/Forsyth L.P., 7%, 12/1/06 ...................          986,220
                                                 500,000    Midland Bank PLC, 6.95%, 3/15/11 ......................          482,395
                                                 250,000    NationsBank Corp., 7.25%, 10/15/25 ....................          240,265
                                               1,000,000    Southern National Corp., 7.05%, 5/23/03 ...............        1,009,060
                                                 750,000    Spieker Properties, Inc., 7.875%, 12/1/16 .............          744,375
                                                 500,000    Wells Fargo & Co., 6.875%, 4/1/06 .....................          491,665
                                                                                                                          ----------
                                                                                                                           4,703,665
                                                                                                                          ----------

       Media                        1.8%         500,000    Tele-Communications, Inc., 8.65%, 9/15/04 .............          502,455
                                               1,000,000    Time Warner Inc., 9.125%, 1/15/13 .....................        1,091,700
                                                                                                                          ----------
                                                                                                                           1,594,155
                                                                                                                          ----------

       Durables                     0.9%         250,000    Lockheed Martin Corp., 9%, 1/15/22 ....................          289,135
                                                 500,000    Northrop Grumman Corp., 7.875%, 3/1/26 ................          501,165
                                                                                                                          ----------
                                                                                                                             790,300
                                                                                                                          ----------

       Manufacturing                0.3%         250,000    Corning Inc., 8.75%, 7/15/99 ..........................          261,308
                                                                                                                          ----------

       Technology                   0.6%         500,000    Loral Corp., 8.375%, 6/15/24 ..........................          553,505
                                                                                                                          ----------

       Energy                       0.9%         500,000    Atlantic Richfield Co., 8.25%, 2/1/22 .................          550,965
                                                 250,000    Enron Corp., 10%, 6/1/98 ..............................          262,600
                                                                                                                          ----------
                                                                                                                             813,565
                                                                                                                          ----------

       Transportation               0.2%         100,000    American Airlines, 8.8%, 9/16/15 ......................          109,149
                                                 100,000    American Airlines, 8.39%, 1/2/17 ......................          105,880
                                                                                                                          ----------
                                                                                                                             215,029
                                                                                                                          ----------

       Utilities                    0.3%         250,000    Commonwealth Edison Co., 9.05%, 10/15/99 ..............          263,093
                                                                                                                          ----------
                                                            Total Corporate Bonds (Cost $9,479,915) ...............        9,711,056
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio        Shares                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                   58.7%               COMMON STOCKS


Consumer Discretionary              4.8%

       Department &
       Chain Stores                 3.2%          14,200    Federated Department Stores, Inc.* ....................          484,575
                                                  10,300    Home Depot, Inc. ......................................          516,288
                                                  38,900    Price/Costco Inc.* ....................................          977,363
                                                  37,400    Wal-Mart Stores Inc. ..................................          855,525
                                                                                                                          ----------
                                                                                                                           2,833,751
                                                                                                                          ----------

       Hotels & Casinos             0.7%          39,000    Host Marriott Corp. ...................................          624,000
                                                                                                                          ----------

       Specialty Retail             0.9%          26,800    Corporate Express, Inc.* ..............................          788,925
                                                                                                                          ----------

Consumer Staples                   12.1%

       Alcohol & Tobacco            3.6%          27,000    Anheuser-Busch Companies, Inc. ........................        1,080,000
                                                  18,400    Philip Morris Companies Inc. ..........................        2,072,300
                                                                                                                          ----------
                                                                                                                           3,152,300
                                                                                                                          ----------

       Consumer Electronic &
       Photographic Products        0.7%
                                                   8,900    Duracell International Inc. ...........................          621,888
                                                                                                                          ----------

       Food & Beverage              2.2%          37,300    Coca-Cola Co., Inc. ...................................        1,962,913
                                                                                                                          ----------

       Package Goods/
       Cosmetics                    5.6%          19,500    Avon Products Inc. ....................................        1,113,938
                                                  14,500    Colgate-Palmolive Co. .................................        1,337,625
                                                   8,900    Gillette Co. ..........................................          691,975
                                                  12,400    Procter & Gamble Co. ..................................        1,333,000
                                                  18,700    Revlon, Inc. "A"* .....................................          558,662
                                                                                                                          ----------
                                                                                                                           5,035,200
                                                                                                                          ----------

Health                              9.9%

       Biotechnology                0.7%          11,900    Amgen Inc.* ...........................................          647,063
                                                                                                                          ----------

       Health Industry Services     1.3%           9,900    HBO & Company .........................................          587,813
                                                  12,200    United Healthcare Corp. ...............................          549,000
                                                                                                                          ----------
                                                                                                                           1,136,813
                                                                                                                          ----------

       Medical Supply &
       Specialty                    0.9%          11,700    Medtronic Inc. ........................................          795,600
                                                                                                                          ----------

       Pharmaceuticals              7.0%           9,900    American Home Products Corp. ..........................          580,387
                                                   8,058    Eli Lilly & Co. .......................................          588,234
                                                  22,600    Johnson & Johnson .....................................        1,124,350
                                                  17,900    Merck & Co. Inc. ......................................        1,418,575
                                                  10,000    Novartis AG (ADR) .....................................          571,875
                                                  13,100    Pfizer, Inc. ..........................................        1,085,662
                                                  12,700    SmithKline Beecham PLC (ADR) ..........................          863,600
                                                                                                                          ----------
                                                                                                                           6,232,683
                                                                                                                          ----------

Financial                           5.0%

       Banks                        1.5%           5,600    NationsBank Corp. .....................................          547,400

    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio        Shares                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                                  12,400    State Street Boston Corp. .............................          799,800
                                                                                                                          ----------
                                                                                                                           1,347,200
                                                                                                                          ----------

       Insurance                    2.4%          11,550    American International Group, Inc. ....................        1,250,288
                                                   8,400    MBIA Inc. .............................................          850,500
                                                                                                                          ----------
                                                                                                                           2,100,788
                                                                                                                          ----------

       Consumer Finance             0.5%           9,500    Associates First Capital Corp. ........................          419,188
                                                                                                                          ----------

       Other Financial
       Companies                    0.6%          14,700    Federal National Mortgage Association .................          547,575
                                                                                                                          ----------

Media                               3.0%

       Advertising                  1.2%          21,900    Interpublic Group of Companies Inc. ...................        1,040,250
                                                                                                                          ----------

       Broadcasting &
        Entertainment               1.8%          29,800    Clear Channel Communications, Inc.* ...................        1,076,525
                                                   7,500    Walt Disney Co. .......................................          522,188
                                                                                                                          ----------
                                                                                                                           1,598,713
                                                                                                                          ----------

Service Industries                  5.1%

       Electronic Data
       Processing Services          2.2%          27,700    Electronic Data Systems Corp. .........................        1,198,025
                                                  20,200    First Data Corp. ......................................          737,300
                                                                                                                          ----------
                                                                                                                           1,935,325
                                                                                                                          ----------

       Environmental Services       0.3%          10,000    U.S. Filter Corp.* ....................................          317,500
                                                                                                                          ----------

       Miscellaneous Commercial
       Services                     0.5%          24,800    Sensormatic Electronics Corp. .........................          415,400
                                                                                                                          ----------

       Miscellaneous Consumer
       Services                     1.4%          22,700    CUC International Inc.* ...............................          539,125
                                                  24,100    Service Corp. International ...........................          674,800
                                                                                                                          ----------
                                                                                                                           1,213,925
                                                                                                                          ----------

       Printing/Publishing          0.7%           8,800    Reuters Holdings PLC "B" (ADR) ........................          673,200
                                                                                                                          ----------

Durables                            2.1%

       Telecommunications
       Equipment                                  11,200    Ascend Communications, Inc.* ..........................          695,800
                                                   6,900    Cascade Communications Corp.* .........................          380,363
                                                  12,900    Nokia AB Oy (ADR) .....................................          743,363
                                                                                                                          ----------
                                                                                                                           1,819,526
                                                                                                                          ----------

Manufacturing                       7.2%

       Chemicals                    1.7%          24,300    Monsanto Co. ..........................................          944,663
                                                  12,500    Praxair Inc. ..........................................          576,563
                                                                                                                          ----------
                                                                                                                           1,521,226
                                                                                                                          ----------

       Diversified
       Manufacturing                2.6%          18,100    General Electric Co. ..................................        1,789,638
                                                   8,600    Honeywell, Inc. .......................................          565,450
                                                                                                                          ----------
                                                                                                                           2,355,088
                                                                                                                          ----------

       Electrical Products          1.9%          12,000    Emerson Electric Co. ..................................        1,161,000
                                                  14,900    FORE Systems, Inc.* ...................................          489,838
                                                                                                                          ----------


    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio        Shares                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           1,650,838
                                                                                                                          ----------

       Office Equipment/
       Supplies                     1.0%          16,800    Xerox Corp. ...........................................          884,100
                                                                                                                          ----------

Technology                          8.6%

       Computer Software            3.3%          11,650    Computer Associates International, Inc. ...............          579,588
                                                  28,600    Informix Corp.* .......................................          582,725
                                                  15,800    Microsoft Corp.* ......................................        1,305,475
                                                  10,200    Oracle Systems Corp.* .................................          425,850
                                                                                                                          ----------
                                                                                                                           2,893,638
                                                                                                                          ----------

       Electronic Data
        Processing                  0.7%          15,300    Ceridian Corp.* .......................................          619,650
                                                                                                                          ----------

       Office/Plant Automation      2.4%           7,400    3Com Corp.* ...........................................          542,975
                                                  23,400    Cabletron Systems Inc.* ...............................          778,050
                                                  13,100    Cisco Systems, Inc.* ..................................          833,488
                                                                                                                          ----------
                                                                                                                           2,154,513
                                                                                                                          ----------

       Semiconductors               2.2%          21,500    Advanced Micro Devices Inc.* ..........................          553,625
                                                  18,600    Atmel Corp.* ..........................................          616,125
                                                   6,100    Intel Corp. ...........................................          798,718
                                                                                                                          ----------
                                                                                                                           1,968,468
                                                                                                                          ----------

Energy                              0.9%

       Oil/Gas Transmission                       17,900    Enron Corp. ...........................................          771,938
                                                                                                                          ----------
                                                            Total Common Stocks (Cost $41,878,330) ................       52,079,185
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                             (Cost $78,217,037) (b) ...............................       88,773,889
                                                                                                                          ==========
------------------------------------------------------------------------------------------------------------------------------------

      * Non-income producing security.
     ** Yield; bond equivalent yield to maturity; not a coupon rate (unaudited).
    (a) Effective maturities will be shorter due to prepayments.
    (b) At December 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $78,237,142 was as follows:
        Aggregate gross unrealized appreciation for all investments in which there is an excess of market .........      11,609,029
            value over tax cost
        Aggregate gross unrealized depreciation for all investments in which there is an excess of tax ............      (1,072,282)
                                                                                                                     ---------------
            cost over market value
        Net unrealized appreciation ...............................................................................  $   10,536,747
                                                                                                                     ==============

------------------------------------------------------------------------------------------------------------------------------------

        Purchases and sales of investment securities (excluding short-term investments and U.S. Government securities), for the year ended December 31, 1996, aggregated $56,672,487 and $39,756,709, respectively. Purchases and sales of U.S. Government securities for the year ended December 31, 1996, aggregated $5,463,914 and $8,207,745, respectively.


    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $78,217,037) (Note A)                                 $ 88,773,889
Cash                                                                                                 1,306
Receivables:
   Dividends and interest                                                                          437,539
   Portfolio shares sold                                                                           340,753
                                                                                              ------------
      Total assets                                                                              89,553,487
Liabilities
Payables:
   Investments purchased                                                       $  1,150,199
   Accrued management fee (Note B)                                                   35,508
   Other accrued expenses (Note B)                                                   24,943
                                                                               ------------
      Total liabilities                                                           1,210,650
                                                                               ------------
Net assets, at market value                                                    $ 88,342,837
                                                                               ============

Net Assets
Net assets consist of:
   Undistributed net investment income                                                        $    672,177
   Net unrealized appreciation on investments                                                   10,556,852
   Accumulated net realized gain                                                                 4,797,576
   Paid-in capital                                                                              72,316,232
                                                                                              ------------
Net assets, at market value                                                                   $ 88,342,837
                                                                                              ============
Net asset value, offering and redemption price per share
   ($88,342,837/7,608,722 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)                             $      11.61
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Income:
      Interest ............................................................                   $  2,099,138
      Dividends (net of foreign taxes withheld of $5,019) .................                        580,951
                                                                                              ------------
                                                                                                 2,680,089
   Expenses (Note A):
      Management fee (Note B) .............................................    $    372,176
      Custodian and accounting fees (Note B) ..............................          60,938
      Trustees' fees (Note B) .............................................          16,326
      Auditing ............................................................           9,672
      Legal ...............................................................             388
      Registration fees ...................................................           4,946
      Other ...............................................................           6,896        471,342
                                                                               ------------   ------------
   Net investment income ..................................................                      2,208,747
                                                                                              ------------
Net realized and unrealized gain on investment transactions
   Net realized gain from:
      Investments .........................................................       4,867,034
      Foreign currency related transactions ...............................          32,727      4,899,761
                                                                               ------------
   Net unrealized appreciation during the period on:
      Investments .........................................................       1,629,706
      Foreign currency related transactions ...............................           5,965      1,635,671
                                                                               ------------   ------------
   Net gain on investment transactions ....................................                      6,535,432
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $  8,744,179
                                                                                              ============


    The accompanying notes are an integral part of the financial statements.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..................................................   $  2,208,747    $  1,709,893
   Net realized gain from investment transactions .........................      4,899,761       2,307,029
   Net unrealized appreciation on investment transactions
      during the period ...................................................      1,635,671       9,159,100
                                                                              ------------    ------------
Net increase in net assets resulting from operations ......................      8,744,179      13,176,022
                                                                              ------------    ------------
Distributions to shareholders from:
   Net investment income ..................................................     (2,028,500)     (1,673,390)
                                                                              ------------    ------------
   Net realized gains from investment transactions ........................     (1,925,657)       (316,977)
                                                                              ------------    ------------
Portfolio share transactions:
   Proceeds from shares sold ..............................................     25,991,787      16,676,142
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .......................................      3,954,157       1,990,367
   Cost of shares redeemed ................................................    (14,318,918)     (7,450,950)
                                                                              ------------    ------------
Net increase in net assets from portfolio share transactions ..............     15,627,026      11,215,559
                                                                              ------------    ------------
Increase in net assets ....................................................     20,417,048      22,401,214
Net assets at beginning of period .........................................     67,925,789      45,524,575
                                                                              ------------    ------------
Net assets at end of period (including undistributed net
   investment income of $672,177 and $483,837, respectively) ..............   $ 88,342,837    $ 67,925,789
                                                                              ============    ============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .................................      6,206,064       5,076,236
                                                                              ------------    ------------
   Shares sold ............................................................      2,336,334       1,667,336
   Shares issued to shareholders in reinvestment of distributions .........        360,527         204,454
   Shares redeemed ........................................................     (1,294,203)       (741,962)
                                                                              ------------    ------------
   Net increase in Portfolio shares .......................................      1,402,658       1,129,828
                                                                              ------------    ------------
Shares outstanding at end of period .......................................      7,608,722       6,206,064
                                                                              ============    ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   Years Ended December 31, (a)
                               ---------------------------------------------------------------------------------------------------
                                  1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                               ---------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $10.95    $ 8.97    $10.23    $10.02     $ 9.85    $ 8.10    $ 8.75    $ 7.62    $ 6.88    $ 7.35
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Income from
  investment operations:
  Net investment income ......      .31       .30       .29       .30        .29       .35       .42       .40       .33       .34
  Net realized and unrealized
    gain (loss) on investment
    transactions .............      .95      2.04      (.48)      .42        .36      1.77      (.59)     1.06       .64      (.45)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Total from investment
  operations .................     1.26      2.34      (.19)      .72        .65      2.12      (.17)     1.46       .97      (.11)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Less distributions from:
  Net investment income ......     (.30)     (.30)     (.30)     (.28)      (.29)     (.37)     (.43)     (.33)     (.23)     (.23)
  Net realized gains on
    investment transactions ..     (.30)     (.06)     (.77)     (.23)      (.19)     --        (.05)     --        --        (.13)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Total distributions ..........     (.60)     (.36)    (1.07)     (.51)      (.48)     (.37)     (.48)     (.33)     (.23)     (.36)
                                 ------    ------    ------    ------     ------    ------    ------    ------    ------    ------
Net asset value,
  end of period ..............   $11.61    $10.95    $ 8.97    $10.23     $10.02    $ 9.85    $ 8.10    $ 8.75    $ 7.62    $ 6.88
                                 ======    ======    ======    ======     ======    ======    ======    ======    ======    ======
Total Return (%) .............    11.89     26.67     (2.05)     7.45       6.96     26.93     (1.91)    19.50     14.21     (1.68)
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ........       88        68        46        45         37        25        16        18        11        12
Ratio of operating expenses,
  net to average net
  assets (%) .................      .60       .65       .75       .75        .75       .75       .75       .75       .75       .75
Ratio of operating expense
  before expense reductions,
  to average daily net assets       .60       .65       .75       .75        .75       .81       .75       .89      1.14      1.20
Ratio of net investment income
  to average net assets (%) ..     2.82      3.01      3.19      3.01       3.01      4.00      5.15      4.74      4.48      4.42
Portfolio turnover rate (%) ..    67.56     87.98    101.64    133.95*     51.66     62.03     49.03     77.98    109.95    111.00
Average commission
  rate paid (b) ..............   $.0535    $ --      $ --      $ --       $ --      $ --      $ --      $ --      $ --      $ --

(a)  Based on monthly average shares outstanding during the period.
(b)  Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after
     September 1, 1995.
*    On May 1, 1993, the Portfolio adopted its present name and investment objective which is a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities. Prior to that date, the Portfolio was known as the Managed Diversified Portfolio and its investment objective was to realize a high level of long-term total rate of return consistent with prudent investment risk. The portfolio turnover rate increased due to implementing the present investment objective. Financial highlights for the seven periods ended December 31, 1993 should not be considered representative of the present Portfolio.

CAPITAL GROWTH PORTFOLIO
INVESTMENT PORTFOLIO as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of        Principal                                                                    Market
                                 Portfolio    Amount ($)                                                                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                    3.2%               REPURCHASE AGREEMENT

                                              14,154,000    Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                             dated 12/31/96 at 6.7% to be repurchased at $14,159,268
                                                             on 1/2/97, collateralized by a $14,070,000 U.S. Treasury
                                                             Note, 6.125%, 9/30/00 (Cost $14,154,000)                     14,154,000
                                                                                                                        ------------

                                   96.8%               COMMON STOCKS

                                                Shares
------------------------------------------------------------------------------------------------------------------------------------

Consumer Discretionary              6.0%

       Department &
       Chain Stores                 4.0%          95,000    Home Depot, Inc. ..........................................    4,761,875
                                                  75,000    J.C. Penney Co., Inc. .....................................    3,656,250
                                                  90,000    May Department Stores .....................................    4,207,500
                                                 120,000    Walgreen Co. ..............................................    4,800,000
                                                                                                                          ----------
                                                                                                                          17,425,625
                                                                                                                          ----------

       Restaurants                  1.0%         101,400    McDonald's Corp. ..........................................    4,588,350
                                                                                                                          ----------

       Specialty Retail             1.0%         120,000    Tiffany & Co. .............................................    4,395,000
                                                                                                                          ----------

Consumer Staples                    5.5%

       Alcohol & Tobacco            1.8%         196,400    Anheuser-Busch Companies, Inc. ............................    7,856,000
                                                                                                                          ----------

       Food & Beverage              1.1%         100,000    ConAgra Inc. ..............................................    4,975,000
                                                                                                                          ----------

       Package Goods/
       Cosmetics                    2.6%          60,000    Clorox Co. ................................................    6,022,500
                                                  50,000    Procter & Gamble Co. ......................................    5,375,000
                                                                                                                          ----------
                                                                                                                          11,397,500
                                                                                                                          ----------

Health                             13.6%

       Hospital Management          2.5%         275,600    Columbia/HCA Healthcare Corp. .............................   11,230,700
                                                                                                                          ----------

       Medical Supply &
       Specialty                    2.7%         155,000    Becton, Dickinson & Co. ...................................    6,723,125
                                                 120,000    STERIS Corp.* .............................................    5,220,000
                                                                                                                        ------------
                                                                                                                          11,943,125
                                                                                                                        ------------

       Pharmaceuticals              8.4%
                                                  70,000    American Home Products Corp. ..............................    4,103,750
                                                  90,000    Johnson & Johnson .........................................    4,477,500
                                                  50,000    Merck & Co. Inc. ..........................................    3,962,500
                                                 101,000    Novartis AG (ADR) .........................................    5,775,938
                                                  68,600    Pfizer, Inc. ..............................................    5,685,225
                                                  47,000    Schering-Plough Corp. .....................................    3,043,250
                                                 130,000    Warner-Lambert Co. ........................................    9,750,000
                                                                                                                        ------------
                                                                                                                          36,798,163
                                                                                                                        ------------

Financial                          17.5%

       Banks                        4.5%
                                                 112,500    Citicorp ..................................................   11,587,500
                                                  40,000    J.P. Morgan & Co., Inc. ...................................    3,905,000
                                                 100,000    Norwest Corp. .............................................    4,350,000
                                                                                                                        ------------
                                                                                                                          19,842,500
                                                                                                                        ------------

       Insurance                    6.0%          90,000    American International Group, Inc. ........................    9,742,500

    The accompanying notes are an integral part of the financial statements.

                                                        CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio      Shares                                                                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                 210,000    EXEL, Ltd. ................................................    7,953,750
                                                  85,000    MBIA Inc. .................................................    8,606,250
                                                                                                                        ------------
                                                                                                                          26,302,500
                                                                                                                        ------------

       Consumer Finance             1.1%         110,100    Associates First Capital Corp. ............................    4,858,163
                                                                                                                          ----------

       Other Financial
       Companies                    5.9%         205,000    American Express Credit Corp. .............................   11,582,500
                                                 384,000    Federal National Mortgage Association .....................   14,304,000
                                                                                                                        ------------
                                                                                                                          25,886,500
                                                                                                                        ------------

Media                               1.0%

       Advertising                                92,500    Omnicom Group, Inc. .......................................    4,231,875
                                                                                                                        ------------

Service Industries                  4.3%

       Investment                   2.7%          92,500    Franklin Resources Inc. ...................................    6,324,688
                                                  70,200    Merrill Lynch & Co., Inc. .................................    5,721,300
                                                                                                                        ------------
                                                                                                                          12,045,988
                                                                                                                        ------------

       Miscellaneous
       Commercial Services          1.6%         148,000    Manpower, Inc. ............................................    4,810,000
                                                  83,100    Sabre Group Holdings Inc.* ................................    2,316,413
                                                                                                                        ------------
                                                                                                                           7,126,413
                                                                                                                        ------------

Durables                            5.4%

       Aerospace                    4.7%          74,414    Lockheed Martin Corp. .....................................    6,808,881
                                                 110,000    Rockwell International Corp. (New)* .......................    6,696,250
                                                 110,000    United Technologies Corp. .................................    7,260,000
                                                                                                                        ------------
                                                                                                                          20,765,131
                                                                                                                        ------------

       Telecommunications
       Equipment                    0.7%          50,000    Ascend Communications, Inc.* ..............................    3,106,250
                                                                                                                        ------------

Manufacturing                      11.6%

       Chemicals                    3.6%          65,000    E.I. du Pont de Nemours & Co. .............................    6,134,375
                                                 103,900    Praxair Inc. ..............................................    4,792,388
                                                  75,000    Sigma-Aldrich Corp. .......................................    4,682,813
                                                                                                                        ------------
                                                                                                                          15,609,576
                                                                                                                        ------------

       Diversified
       Manufacturing                3.5%          35,600    General Electric Co. ......................................    3,519,950
                                                 120,000    TRW Inc. ..................................................    5,940,000
                                                  65,000    Textron, Inc. .............................................    6,126,250
                                                                                                                        ------------
                                                                                                                          15,586,200
                                                                                                                        ------------

       Electrical Products          1.9%          37,500    ABB AB (ADR) ..............................................    4,190,625
                                                  45,000    Emerson Electric Co. ......................................    4,353,750
                                                                                                                        ------------
                                                                                                                           8,544,375
                                                                                                                        ------------

       Machinery/
       Components/ Controls         2.6%         100,000    Ingersoll-Rand Co. ........................................    4,450,000
                                                 176,000    Parker-Hannifin Group .....................................    6,820,000
                                                                                                                        ------------
                                                                                                                          11,270,000
                                                                                                                        ------------

Technology                         16.2%

       Diverse Electronic
       Products                     3.7%         215,000    Applied Materials, Inc.* ..................................    7,726,563
                                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio      Shares                                                                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                 150,000    General Motors Corp. "H" ..................................    8,437,500
                                                                                                                        ------------
                                                                                                                          16,164,063
                                                                                                                        ------------

       Electronic Data
       Processing                   5.8%         100,000    Compaq Computer Corp.* ....................................    7,425,000
                                                 143,000    Hewlett-Packard Co. .......................................    7,185,750
                                                  25,000    International Business Machines Corp. .....................    3,775,000
                                                 280,000    Sun Microsystems, Inc.* ...................................    7,192,500
                                                                                                                        ------------
                                                                                                                          25,578,250
                                                                                                                        ------------

       Military Electronics         0.8%          75,000    Raytheon Co. ..............................................    3,609,375
                                                                                                                        ------------

       Office/Plant
       Automation                   1.5%          90,000    Cabletron Systems Inc.* ...................................    2,992,500
                                                  53,400    Cisco Systems, Inc.* ......................................    3,397,575
                                                                                                                        ------------
                                                                                                                           6,390,075
                                                                                                                        ------------

       Semiconductors               4.4%         175,000    Atmel Corp.* ..............................................    5,796,875
                                                 105,000    Intel Corp. ...............................................   13,748,438
                                                                                                                        ------------
                                                                                                                          19,545,313
                                                                                                                        ------------

Energy                             12.6%

       Engineering                  0.8%          55,000    Fluor Corp. ...............................................    3,451,250
                                                                                                                          ----------

       Oil & Gas Production         0.6%          58,800    Triton Energy Ltd.* .......................................    2,851,800
                                                                                                                          ----------

       Oil Companies                9.7%          62,800    Amoco Corp. ...............................................    5,055,400
                                                  57,500    Atlantic Richfield Co. ....................................    7,618,750
                                                  77,600    Exxon Corp. ...............................................    7,604,800
                                                  52,600    Mobil Corp. ...............................................    6,430,350
                                                 125,000    Repsol SA (ADR) ...........................................    4,765,625
                                                  65,000    Royal Dutch Petroleum Co. (New York shares) ...............   11,098,750
                                                                                                                        ------------
                                                                                                                          42,573,675
                                                                                                                        ------------

       Oil/Gas Transmission         1.5%         110,000    Enron Corp. ...............................................    4,743,750
                                                  52,500    Williams Companies., Inc. .................................    1,968,750
                                                                                                                        ------------
                                                                                                                           6,712,500
                                                                                                                        ------------

Transportation                      2.0%

       Airlines                     1.2%          60,000    AMR Corp.* ................................................    5,287,500
                                                                                                                        ------------

       Railroads                    0.8%         125,000    Canadian Pacific Ltd. .....................................    3,312,500
                                                                                                                        ------------

Utilities                           1.1%

       Electric Utilities                          9,300    CILCORP, Inc. .............................................      340,613
                                                  50,000    Eastern Utilities Association .............................      868,750
                                                  50,000    National Power PLC ........................................      417,728
                                                 155,000    PowerGen PLC ..............................................    1,517,860
                                                  60,000    Unicom Corp. ..............................................    1,627,495
                                                                                                                        ------------
                                                                                                                           4,772,446
                                                                                                                        ------------
                                                            Total Common Stocks (Cost $354,422,394) ...................  426,033,681
                                                                                                                        ------------

------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                             (Cost $368,576,394) (a) ..................................  440,187,681
                                                                                                                         ===========
------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                        CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      * Non-income producing security.
    (a) At December 31, 1996, the net unrealized  appreciation on investments based on cost for federal income tax purposes of $368,676,915 was as follows:
        Aggregate  gross  unrealized  appreciation  for all  investments in which there is an excess of market
        value over tax cost .......................................................................................  $   76,489,565
        Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost
        over market value .........................................................................................      (4,978,799)
                                                                                                                     ---------------
        Net unrealized appreciation ...............................................................................   $   71,510,766
                                                                                                                      ==============
------------------------------------------------------------------------------------------------------------------------------------

        Purchases and sales of investment securities (excluding  short-term  investments),  for the year ended
        December 31, 1996, aggregated $291,221,742 and $248,397,136, respectively.


    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $368,576,394) (Note A) ............                   $440,187,681
Cash ......................................................................                            839
Foreign currency, at value, (cost $20,844) ................................                         20,838
Receivables:
   Investments sold .......................................................                      1,948,303
   Portfolio shares sold ..................................................                        425,009
   Dividends and interest .................................................                        345,170
   Foreign taxes recoverable ..............................................                          4,910
                                                                                              ------------
      Total assets ........................................................                    442,932,750
Liabilities
Payables:
   Portfolio shares redeemed ..............................................    $  2,229,711
   Accrued management fee (Note B) ........................................         175,385
   Other accrued expenses (Note B) ........................................          46,346
                                                                               ------------
      Total liabilities ...................................................       2,451,442
                                                                               ------------
Net assets, at market value ...............................................    $440,481,308
                                                                               ============
Net Assets
Net assets consist of:
   Undistributed net investment income ....................................                   $  1,565,989
   Net unrealized appreciation on:
      Investments .........................................................                     71,611,287
      Foreign currency related transactions ...............................                             47
   Accumulated net realized gain ..........................................                     33,760,206
   Paid-in capital ........................................................                    333,543,779
                                                                                              ------------
Net assets, at market value ...............................................                   $440,481,308
                                                                                              ============
Net asset value, offering and redemption price per share
   ($440,481,30826,691,077 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) .........                   $      16.50
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                        CAPITAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $163,344) ...............                   $  6,354,599
      Interest ............................................................                        723,916
                                                                                              ------------
                                                                                                 7,078,515
   Expenses (Note A):
      Management fee (Note B) .............................................   $  1,870,361
      Custodian and accounting fees (Note B) ..............................        115,868
      Trustees' fees (Note B) .............................................         18,813
      Auditing ............................................................         40,672
      Legal ...............................................................          2,513
      Registration fees ...................................................         19,999
      Other ...............................................................         17,285       2,085,511
                                                                              ------------    ------------
   Net investment income ..................................................                      4,993,004
                                                                                              ------------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments .........................................................     33,866,057
      Foreign currency related transactions ...............................         (8,845)     33,857,212
                                                                              ------------
   Net unrealized appreciation during the period on:
      Investments .........................................................     33,028,791
      Foreign currency related transactions ...............................             26      33,028,817
                                                                              ------------    ------------
   Net gain on investment transactions ....................................                     66,886,029
                                                                                              ------------
Net increase in net assets resulting from operations ......................                   $ 71,879,033
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..................................................   $   4,993,004    $   3,089,532
   Net realized gain from investment transactions .........................      33,857,212       28,439,406
   Net unrealized appreciation on investment
      transactions during the period ......................................      33,028,817       40,615,497
                                                                              -------------    -------------
Net increase in net assets resulting from operations ......................      71,879,033       72,144,435
                                                                              -------------    -------------
Distributions to shareholders from:
   Net investment income ..................................................      (4,669,020)      (2,245,727)
                                                                              -------------    -------------
   Net realized gain from investment transactions .........................     (28,547,850)      (8,804,833)
                                                                              -------------    -------------
Portfolio share transactions:
   Proceeds from shares sold ..............................................     176,019,020      125,834,281
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .......................................      33,216,870       11,050,560
   Cost of shares redeemed ................................................    (145,085,225)    (116,840,991)
                                                                              -------------    -------------
Net increase in net assets from Portfolio share transactions ..............      64,150,665       20,043,850
                                                                              -------------    -------------
Increase in net assets ....................................................     102,812,828       81,137,725
Net assets at beginning of period .........................................     337,668,480      256,530,755
                                                                              -------------    -------------
Net assets at end of period (including undistributed net
   investment income of $1,565,989 and $1,250,850, respectively) ..........   $ 440,481,308    $ 337,668,480
                                                                              =============    =============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .................................      22,392,030       20,979,934
                                                                              -------------    -------------
   Shares sold ............................................................      11,627,337        9,213,682
   Shares issued to shareholders in reinvestment of distributions .........       2,233,815          896,773
   Shares redeemed ........................................................      (9,562,105)      (8,698,359)
                                                                              -------------    -------------
   Net increase in Portfolio shares .......................................       4,299,047        1,412,096
                                                                              -------------    -------------
Shares outstanding at end of period .......................................      26,691,077       22,392,030
                                                                              =============    =============

    The accompanying notes are an integral part of the financial statements.

                                                        CAPITAL GROWTH PORTFOLIO
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                    Years Ended December 31, (a)
                                ---------------------------------------------------------------------------------------------------
                                   1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                                ---------------------------------------------------------------------------------------------------

Net asset value,
  beginning of period .........   $15.08    $12.23    $14.95    $12.71    $12.28    $ 8.99    $10.21    $ 8.53    $ 7.06    $ 7.67
Income from
  investment operations:
  Net investment income .......      .19       .14       .06       .06       .11       .16       .25       .35       .16       .15
  Net realized and unrealized
    gain (loss) on investment
    transactions ..............     2.68      3.25     (1.42)     2.52       .66      3.35     (1.00)     1.58      1.40      (.28)
Total from investment
  operations ..................     2.87      3.39     (1.36)     2.58       .77      3.51      (.75)     1.93      1.56      (.13)
Less distributions from:
  Net investment income .......     (.19)     (.11)     (.05)     (.07)     (.11)     (.22)     (.24)     (.25)     (.09)     (.09)
  Net realized gains on
    investment transactions ...    (1.26)     (.43)    (1.31)     (.27)     (.23)     --        (.23)     --        --        (.39)
Total distributions ...........    (1.45)     (.54)    (1.36)     (.34)     (.34)     (.22)     (.47)     (.25)     (.09)     (.48)
Net asset value,
  end of period ...............   $16.50    $15.08    $12.23    $14.95    $12.71    $12.28    $ 8.99    $10.21    $ 8.53    $ 7.06
Total Return (%) ..............    20.13     28.65     (9.67)    20.88      6.42     39.56     (7.45)    22.75     22.07     (1.88)
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) .........      440       338       257       257       167       108        45        45        17        10
Ratio of operating expenses,
  net to average net
  assets (%) ..................      .53       .57       .58       .60       .63       .71       .72       .75       .75       .75
Ratio of operating expenses
  before expense reductions, to
  average daily net assets (%)       .53       .57       .58       .60       .63       .71       .72       .85      1.11      1.24
Ratio of net investment income
  to average net assets (%) ...     1.27      1.06       .47       .46       .95      1.49      2.71      3.51      2.17      1.68
Portfolio turnover rate (%) ...    65.56    119.41     66.44     95.31     56.29     58.88     61.39     63.96    129.75    113.34
Average commission
  rate paid (b) ...............   $.0585    $ --      $ --      $ --      $ --      $ --      $ --      $ --      $ --      $ --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after
    September 1, 1995.

INTERNATIONAL PORTFOLIO
INVESTMENT PORTFOLIO  as of December 31, 1996
--------------------------------------------------------------------------------

                                   % of        Principal                                                                    Market
                                 Portfolio      Amount                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                    8.4%               REPURCHASE AGREEMENT


                                        U.S.$ 60,487,000    Repurchase Agreement with Donaldson, Lufkin &
                                                            Jenrette dated 12/31/96 at 6.7%, to be repurchased
                                                            at $60,509,515 on 1/2/97, collateralized by a
                                                            $48,029,000 U.S. Treasury Bond, 8.875%, 8/15/17
                                                            (Cost $60,487,000) ........................................   60,487,000
                                                                                                                          ----------

                                    0.5%               CONVERTIBLE BONDS

Japan                               0.4%
                                       JPY   400,000,000    Softbank Corp., 0.5%, 3/29/02 .............................    3,212,158
                                                                                                                          ----------
Malaysia                            0.1%
                                       MYR       420,000    Renong Berhad. (ICUL), 4%, 5/21/01 ........................      176,282
                                                                                                                          ----------
                                                            Total Convertible Bonds (Cost $4,152,237) .................    3,388,440
                                                                                                                          ----------
                                    1.3%               PREFERRED STOCKS

                                                Shares
                                   ------------------------------------------------------------------------------------------------

Germany
                                                 185,000    RWE AG (Producer and marketer of petroleum and
                                                             chemical products) .......................................    6,249,391
                                                  22,500    SAP AG (Computer software manufacturer) ...................    3,142,560
                                                                                                                          ----------
                                                            Total Preferred Stocks (Cost $5,594,617) ..................    9,391,951
                                                                                                                          ----------

                                   89.9%               COMMON STOCKS

Argentina                           0.6%
                                                 170,000    YPF S.A. "D" (ADR) (Petroleum company) ....................    4,292,500
                                                                                                                          ----------
Australia                           0.9%
                                                 342,535    National Australia Bank, Ltd. (Commercial bank) ...........    4,029,506
                                               1,824,340    Normandy Mining Ltd. (Invests in mining and oil
                                                            enterprises in Australia) .................................    2,523,133
                                                                                                                          ----------
                                                                                                                           6,552,639
                                                                                                                          ----------
Brazil                              4.6%
                                               8,578,870    Centrais Eletricas Brasileiras S/A "B" (pfd.)
                                                            (Electric utility) ........................................    3,186,838
                                               5,086,206    Companhia Cervejaria Brahma (pfd.) (Leading beer
                                                            producer and distributor) .................................    2,780,257
                                             237,000,000    Companhia Energetica de Minas Gerais (pfd.)
                                                            (Electric power utility) ..................................    8,074,103
                                                 124,880    Companhia Vale do Rio Doce (pfd.) (Diverse mining
                                                            and industrial complex) ...................................    2,427,655
                                              30,000,000    Petroleo Brasileiro S/A (pfd.) (Petroleum company) ........    4,778,173
                                              65,040,000    Telecomunicacoes Brasileiras S.A. (pfd.)
                                                            (Telecommunication services) ..............................    5,007,410
                                           6,530,000,000    Usinas Siderurgicas de Minas Gerais S/A (pfd.)
                                                            (Non-coated flat products and electrolytic galvanized
                                                             products) ................................................    6,661,342
                                                                                                                          ----------
                                                                                                                          32,915,778
                                                                                                                          ----------
Canada                              2.9%
                                                 160,000    Barrick Gold Corp. (Gold exploration and production
                                                            in North and South America) ...............................    4,585,113
                                                 296,000    Battle Mountain Canada (Gold and silver mining) ...........    2,053,079
                                                 206,500    Canadian National Railway Co. (Operator of one of
                                                            Canada's two principal railroads) .........................    7,855,036

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                 255,411    Canadian Pacific Ltd. (Ord.) (Transportation and
                                                            natural resource conglomerate) ............................    6,722,559
                                                                                                                          ----------
                                                                                                                          21,215,787
                                                                                                                          ----------
China                               0.6%
                                                 191,837    Guangshen Railway Co. Ltd. (ADR)* (Operator of only
                                                            railroad in the Pearl River delta) ........................    3,956,638
                                                                                                                          ----------
Finland                             1.3%
                                                 116,000    Nokia AB Oy "A" (Leading manufacturer of
                                                            cellular telephones) ......................................    6,728,000
                                                 132,000    Outokumpu Oy "A" (Metals and minerals) ....................    2,252,609
                                                                                                                          ----------
                                                                                                                           8,980,609
                                                                                                                          ----------
France                              7.9%
                                                  78,857    AXA SA (Insurance group providing insurance,
                                                            finance and real estate services) .........................    5,016,929
                                                  13,950    Carrefour (Hypermarket operator and food retailer) ........    9,079,468
                                                  57,453    Compagnie Financiere de Paribas* (Finance and
                                                            investment company) .......................................    3,886,689
                                                  48,000    Compagnie Generale des Eaux (Water utility) ...............    5,950,260
                                                  12,000    LVMH Moet-Hennessy Louis Vuitton SA (Producer of
                                                            wines, spirits and luxury products) .......................    3,352,227
                                                  55,000    Lafarge SA (Leading producer of cement, concrete and
                                                            aggregates) ...............................................    3,300,848
                                                 128,898    Michelin "B" (Leading tire manufacturer) ..................    6,960,542
                                                  13,128    Pinault-Printemps, SA (Distributor of consumer goods) .....    5,208,680
                                                  20,335    Rhone-Poulenc SA "A" (Medical, agricultural and
                                                            consumer chemicals) .......................................      693,515
                                                 132,055    Schneider SA* (Manufacturer of electronic components
                                                            and automated manufacturing systems) ......................    6,107,576
                                                  74,425    Total SA "B" (International oil and gas exploration,
                                                            development and production) ...............................    6,055,013
                                                  26,872    Valeo SA (Automobile and truck components manufacturer) ...    1,657,806
                                                                                                                          ----------
                                                                                                                          57,269,553
                                                                                                                          ----------
Germany                            11.0%
                                                 214,000    BASF AG (Leading international chemical producer) .........    8,241,089
                                                 190,000    Bayer AG (Leading chemical producer) ......................    7,751,324
                                                 148,000    Bayerische Vereinsbank AG (Commercial bank) ...............    6,076,331
                                                 210,000    Commerzbank AG* (Worldwide multi-service bank) ............    5,334,070
                                                 101,000    Daimler-Benz AG (Automobile and truck manufacturer) .......    6,954,884
                                                  70,744    Deutsche Telekom AG (Telecommunication services) ..........    1,491,307
                                                  94,542    Deutsche Telekom AG (ADR)* (Telecommunication
                                                            services) .................................................    1,926,293
                                                 257,000    Hoechst AG (Chemical producer) ............................   12,137,526
                                                  20,360    Mannesmann AG (Bearer) (Diversified construction
                                                            and technology company) ...................................    8,821,983
                                                  69,000    Schering AG (Pharmaceutical and chemical producer) ........    5,822,652
                                                 101,270    Siemens AG (Leading electrical engineering and
                                                            electronics company) ......................................    4,769,594
                                                 171,200    VEBA AG (Electric utility and distributor of oil and
                                                            chemicals) ................................................    9,898,204
                                                                                                                          ----------
                                                                                                                          79,225,257
                                                                                                                          ----------
Hong Kong                           5.2%
                                               4,341,545    First Pacific Co., Ltd. (International management and
                                                            investment company) .......................................    5,641,286
                                                 217,376    HSBC Holdings Ltd. (Bank) .................................    4,651,332
                                               3,240,181    Hong Kong & China Gas Co., Ltd. (Gas utility) .............    6,283,886
                                                 270,015    Hong Kong & China Gas Co., Ltd. Warrants*
                                                            (Expires 9/30/97) .........................................      150,115
                                               1,182,000    Hutchison Whampoa, Ltd. (Container terminal and real
                                                            estate company) ...........................................    9,283,923
                                               2,013,000    Kerry Properties Ltd.* (Real estate company) ..............    5,517,564
                                               1,510,000    Television Broadcasts, Ltd. (Television broadcasting) .....    6,032,581
                                                                                                                          37,560,687

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Indonesia                           1.0%
                                                  21,100    Asia Pacific Resources International Holdings Ltd.*
                                                            (Manufacturer of rayon fiber for Asian textile markets,
                                                            owner of world's leading paper pulp mill) .................      118,688
                                                  56,340    Asia Pulp & Paper Co., Ltd. (ADR) (Producer of pulp
                                                            and paper)* ...............................................      640,868
                                                 740,000    HM Sampoerna (Foreign registered) (Tobacco company) .......    3,947,502
                                               1,525,500    Indah Kiat Pulp & Paper (Foreign registered)* (Producer
                                                            of pulp and paper) ........................................    1,114,093
                                                 183,300    Indah Kiat Pulp & Paper Warrants* (Expires 4/13/01) .......       56,263
                                                 400,000    Indocement Tunggal Prakarsa (Foreign Registered)
                                                            (Multi-business group with three major divisions namely
                                                            cement, food and property) ................................      609,653
                                                 924,570    Pabrik Kertas Tjiwi Kimia (Operator of pulp and
                                                            paper factory) ............................................      919,873
                                                                                                                          ----------
                                                                                                                           7,406,940
                                                                                                                          ----------
Italy                               1.6%
                                                  65,000    Luxottica Group SpA (ADR) (Manufacturer and marketer
                                                            of eyeglasses) ............................................    3,380,000
                                               3,310,000    Telecom Italia Mobile SpA (Cellular telecommunication
                                                            services) .................................................    8,359,714
                                                                                                                          ----------
                                                                                                                          11,739,714
                                                                                                                          ----------
Japan                              16.0%
                                                 330,000    Bridgestone Corp. (Leading automobile tire manufacturer) ..    6,268,889
                                                 358,000    Canon Inc. (Leading producer of visual image and
                                                            information equipment) ....................................    7,913,652
                                                     640    DDI Corp. (Long distance telephone and cellular operator) .    4,233,140
                                                 205,000    Fujitsu Ltd. (Leading manufacturer of computers) ..........    1,911,752
                                                 190,000    Hitachi Construction Machinery Co., Ltd. (Leading
                                                            maker of hydraulic shovels) ...............................    2,001,554
                                                 697,000    Hitachi Ltd. (General electronics manufacturer) ...........    6,499,957
                                                 180,000    Honda Motor Co., Ltd. (Leading automobile and
                                                            motorcycle manufacturer) ..................................    5,144,633
                                                  10,000    Horipro Inc. (Growing entertainment production company) ...       95,847
                                                 625,000    Ishikawajima-Harima Heavy Industries Co., Ltd. ............
                                                            (Comprehensive heavy machinery manufacturer in
                                                            aerospace and defense fields) .............................    2,779,337
                                                  20,000    Ito-Yokado Co., Ltd. (Leading supermarket operator) .......      870,391
                                                 465,000    Itochu Corp. (Leading general trading company) ............    2,497,453
                                                  28,000    Japan Associated Finance Co. (Venture capital company) ....    2,212,244
                                                 125,000    Jusco Co., Ltd. (Major supermarket operator) ..............    4,241,862
                                                 250,000    Kajima Corp. (Leading contractor engaged in
                                                            large-scale civil engineering projects) ...................    1,787,410
                                                  53,000    Keyence Corp. (Specialized manufacturer of sensors) .......    6,544,340
                                                 115,000    Kokuyo (Leading manufacturer of paper stationery) .........    2,839,997
                                                 103,000    Kyocera Corp. (Leading ceramic package manufacturer) ......    6,421,380
                                                  37,000    Mabuchi Motor Co., Ltd. (Manufacturer of DC motors) .......    1,862,620
                                                 520,000    Matsushita Electric Industrial Co., Ltd. (Leading
                                                            manufacturer of consumer electronic products) .............    8,486,314
                                                 280,000    Matsushita Electric Works, Inc. (Leading maker of
                                                            building materials and lighting equipment) ................    2,410,500
                                                 620,000    Mitsubishi Heavy Industries, Ltd. (Diversified heavy
                                                            machinery manufacturer and leading shipbuilder) ...........    4,925,309
                                                  47,000    Nichiei Co., Ltd. (Finance company for small and
                                                            medium-sized firms) .......................................    3,469,908
                                                  50,000    Nippon Electric Glass Co., Ltd. (Leading producer of
                                                            cathode-ray tube glass) ...................................      768,500
                                                 200,000    Pioneer Electronics Corp. (Leading manufacturer of
                                                            audio equipment) ..........................................    3,816,596
                                                 390,000    Ricoh Co., Ltd. (Leading maker of copiers and
                                                            information equipment) ....................................    4,478,888
                                                  81,500    SMC Corp. (Leading maker of pneumatic equipment) ..........    5,482,126
                                                  50,000    Secom Co., Ltd. (Electronic security system operator) .....    3,026,509

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
                                                  48,400    Seven-Eleven Japan Co., Ltd. (Leading convenience
                                                            store operator) ...........................................    2,833,538
                                                 250,000    ShinMaywa Industries, Ltd. (Leading maker of dump
                                                            trucks and other specialty vehicles) ......................    1,841,378
                                               1,710,000    Sumitomo Metal Industries, Ltd (Leading integrated crude
                                                            steel producer). ..........................................    4,208,186
                                                 560,000    Sumitomo Metal Mining Co., Ltd. (Leading gold, nickel and
                                                            copper mining company) ....................................    3,776,531
                                                                                                                          ----------
                                                                                                                         115,650,741
                                                                                                                          ----------
Korea                               0.3%
                                                   7,870    Pohang Iron & Steel Co., Ltd. (Leading steel producer) (b)       465,727
                                                  93,400    Pohang Iron & Steel Co., Ltd. (ADR) .......................    1,891,350
                                                       1    Samsung Electronics Co., Ltd. (Major electronics
                                                            manufacturer) .............................................           41
                                                       1    Samsung Electronics Co., Ltd. (1/2 Voting GDR)(New 1)
                                                            (Major electronics manufacturer) ..........................           38
                                                       1    Samsung Electronics Co., Ltd. (Non-voting GDS)(New)
                                                            (Major electronics manufacturer) ..........................           18
                                                                                                                          ----------
                                                                                                                           2,357,174
                                                                                                                          ----------
Malaysia                            1.2%
                                                 275,000    Malayan Banking Berhad (Leading banking and financial
                                                            services group) ...........................................    3,048,901
                                                 723,000    Malaysian Airline System Berhad (Air transportation and
                                                            related services) .........................................    1,875,134
                                               2,100,000    Renong Berhad (Holding company involved in
                                                            engineering, construction, financial services,
                                                            telecommunication and information technology) .............    3,725,203
                                                                                                                          ----------
                                                                                                                           8,649,238
                                                                                                                          ----------
Mexico                              0.7%
                                                 155,000    Telefonos de Mexico S.A. de C.V. "L" (ADR)
                                                            (Telecommunication services) ..............................    5,115,000
                                                                                                                          ----------
Netherlands                         4.9%
                                                 130,000    AEGON Insurance Group NV (Insurance company) ..............    8,284,904
                                                  24,000    Akzo-Nobel NV (Chemical producer) .........................    3,278,537
                                                 204,870    Elsevier NV (International publisher of scientific,
                                                            professional, business, and consumer information books) ...    3,462,725
                                                 186,304    Getronics NV (Provider of computer installation and
                                                            maintenance services) .....................................    5,057,686
                                                  43,750    Heineken Holdings NV "A" (Brewery) ........................    6,837,520
                                                 114,000    Philips Electronics NV (Leading manufacturer of
                                                            electrical equipment) .....................................    4,619,125
                                                  26,935    Wolters Kluwer CVA (Publisher) ............................    3,578,133
                                                                                                                          ----------
                                                                                                                          35,118,630
                                                                                                                          ----------
New Zealand                         0.9%
                                               1,200,000    Telecom Corp. of New Zealand (Telecommunication
                                                            services) .................................................    6,125,016
                                                                                                                          ----------
Norway                              0.6%
                                                 271,889    Saga Petroleum AS "A" (Oil and gas
                                                            exploration and production) ...............................    4,545,640
                                                                                                                          ----------
Philippines                         2.3%
                                               2,700,000    Ayala Land, Inc. "B" (Real estate and land developer) .....    3,079,848
                                               9,312,000    C & P Homes, Inc. (Home construction company) .............    4,779,924
                                                 714,987    Manila Electric Co. "B" (Electric utility) ................    5,844,951
                                                 125,000    Metropolitan Bank and Trust Company (Commercial
                                                            bank and trust company) ...................................    3,089,354
                                                                                                                          ----------
                                                                                                                          16,794,077
                                                                                                                          ----------
Portugal                            1.6%
                                                  30,192    Jeronimo Martins (Food producer and retailer) .............    1,557,210
                                                  30,192    Jeronimo Martins (New)* (a) ...............................    1,554,898
                                                 301,000    Portugal Telecom SA (Telecommunication services) ..........    8,580,587
                                                                                                                          ----------
                                                                                                                          11,692,695
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                                   % of                                                                                     Market
                                 Portfolio       Shares                                                                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Spain                               2.5%
                                                  51,140    Acerinox, S.A. (Stainless steel producer) .................    7,389,843
                                                  22,000    Banco Popular Espanol, S.A. (Retail bank) .................    4,321,202
                                                 280,000    Compania Telefonica Nacional de Espana S.A ................
                                                            (Telecommunication services) ..............................    6,502,600
                                                                                                                         -----------
                                                                                                                          18,213,645
                                                                                                                         -----------
Sweden                              4.3%
                                                 211,000    AGA AB "B" (Free) (Producer and distributor of
                                                            industrial and medical gases) .............................    3,155,973
                                                 202,000    Autoliv AB (Manufacturer of automobile safety bags) .......    8,856,726
                                                 256,400    L.M. Ericsson Telephone Co. "B" (ADR) (Leading
                                                            manufacturer of cellular telephone equipment) .............    7,740,075
                                                 144,000    S.K.F. AB "B" (Free) (Manufacturer of roller bearings) ....    3,410,246
                                                 270,000    Skandia Foersaekrings AB (Free) (Financial conglomerate) ..    7,641,379
                                                                                                                         -----------
                                                                                                                          30,804,399
                                                                                                                         -----------
Switzerland                         5.0%
                                                   5,180    ABB AG (Bearer) (Manufacturer of electrical equipment) ....    6,438,746
                                                       5    ABB AG (Registered) .......................................        1,209
                                                  60,000    CS Holdings (Registered) (Provider of bank services,
                                                            management services and life insurance) ...................    6,159,015
                                                  12,671    Clariant AG (Registered)(Manufacturer of color chemicals) .    5,420,293
                                                   5,013    Novartis AG (Bearer) (Pharmaceutical company) .............    5,733,420
                                                   5,000    Novartis AG (Registered) (Pharmaceutical company) .........    5,722,284
                                                   2,610    SGS Holdings SA (Bearer) (Trade inspection company) .......    6,410,526
                                                                                                                         -----------
                                                                                                                          35,885,493
                                                                                                                         -----------
Thailand                            0.0%
                                                  65,652    Thai Farmers Bank PCL Warrants, * (Expire 9/15/02)
                                                            (Commercial bank) .........................................       62,078
                                                                                                                         -----------
United Kingdom                     12.0%
                                                 420,000    BOC Group PLC (Producer of industrial gases) ..............    6,284,411
                                                 622,082    British Petroleum PLC (Major integrated world oil company)     7,455,033
                                                 890,000    Carlton Communications PLC (Television post
                                                            production products and services) .........................    7,795,152
                                               1,100,000    General Electric Co., PLC (Manufacturer of power,
                                                            communications and defense equipment and other
                                                            various electrical components) ............................    7,212,658
                                                 370,000    Glaxo Wellcome PLC (Pharmaceutical company) ...............    6,017,682
                                                 575,000    Pearson PLC (Diversified media and entertainment
                                                            holding company) ..........................................    7,333,782
                                                 655,128    PowerGen PLC (Electric utility) ...........................    6,415,434
                                                 440,059    RTZ Corp., PLC (Mining and finance company) ...............    7,066,716
                                                 489,200    Reuters Holdings PLC (International news agency) ..........    6,285,517
                                                 618,320    SmithKline Beecham PLC (Manufacturer of ethical drugs
                                                            and healthcare products) ..................................    8,553,198
                                               1,890,000    WPP Group PLC (Advertising agency) ........................    8,186,273
                                                 300,000    Zeneca Group PLC (Holding company: manufacturing
                                                            and marketing of pharmaceutical and agrochemical
                                                            products and specialty chemicals) .........................    8,448,712
                                                                                                                         -----------
                                                                                                                          87,054,568
                                                                                                                         -----------
                                                            Total Common Stocks (Cost $517,432,357) ...................  649,184,496

------------------------------------------------------------------------------------------------------------------------------------

                                                            Total Investment Portfolio -- 100.0%
                                                            (Cost $587,666,211) (c) ...................................  722,451,887
                                                                                                                         ===========

------------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

      * Non-income producing security.
    (a) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $1,554,898 (.22% of net assets). Their values have been estimated by the Board of
        Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.
        The cost of these securities at December 31, 1996 aggregated $249,296. These securities may also have certain restrictions as to resale.
    (b) Securities that have met the foreign-ownership limitation valued at a premium in good faith by the
        Valuation Committee of the Board of Trustees. The cost of these securities at December 31, 1996 was
        $736,139. The aggregate premium ($125,780) over the local share price ($339,947) for these securities valued by the Valuation Committee was approximately 0.01% of the Portfolio's net assets at December
        31, 1996.
    (c) At December 31, 1996, the net unrealized appreciation on investments based on cost for federal income tax purposes of $587,720,164 was as follows:
        Aggregate gross unrealized appreciation for all investments in which there is an excess of market
        value over tax cost ....................................................................................     $  152,896,529
        Aggregate gross unrealized depreciation for all investments in which there is an excess of tax
        cost over market value .................................................................................        (18,164,806)
                                                                                                                     ---------------
        Net unrealized appreciation ............................................................................     $  134,731,723
                                                                                                                     ==============
------------------------------------------------------------------------------------------------------------------------------------

        Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1996, aggregated $276,115,066 and $195,075,817, respectively.
------------------------------------------------------------------------------------------------------------------------------------

        Sector breakdown of the International Portfolio's equity securities is noted on the Portfolio Summary.

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
----------------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $587,666,211) (Note A) ...........                    $722,451,887
Cash .....................................................................                             431
Foreign currency, at value, (cost $4,591,190) ............................                       4,606,023
Net receivable on closed forward currency exchange contracts .............                         642,355
Receivables:
   Investments sold ......................................................                         446,785
   Portfolio shares sold .................................................                         592,374
   Foreign taxes recoverable .............................................                         635,158
   Dividends and interest ................................................                         681,621
                                                                                              ------------
      Total assets .......................................................                     730,056,634
Liabilities
Payables:
   Investments purchased .................................................     $  1,838,662
   Portfolio shares redeemed .............................................        1,376,946
   Accrued management fee (Note B) .......................................          500,960
   Other accrued expenses (Note B) .......................................          265,265
   Other payables ........................................................           36,274
                                                                               ------------
      Total liabilities ..................................................        4,018,107
                                                                               ------------
Net assets, at market value ..............................................     $726,038,527
                                                                               ============

Net Assets
Net assets consist of:
   Undistributed net investment income ...................................                    $ 10,702,948
   Net unrealized appreciation on:
      Investments ........................................................                     134,785,676
      Foreign currency related transactions ..............................                           8,404
   Accumulated net realized gain .........................................                       6,633,433
   Paid-in capital .......................................................                     573,908,066
                                                                                              ------------
Net assets, at market value ..............................................                    $726,038,527
                                                                                              ============
Net asset value, offering and redemption price per share
   ($726,038,527 54,809,210 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ........                    $      13.25
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Year Ended December 31, 1996
----------------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $1,429,380) ............                    $ 10,364,446
      Interest (net of foreign taxes withheld of $2,537) .................                       2,548,158
                                                                                              ------------
                                                                                                12,912,604

   Expenses (Note A):
      Management fee (Note B) ............................................    $  5,590,601
      Custodian and accounting fees (Note B) .............................         974,459
      Trustees' fees (Note B) ............................................          21,062
      Auditing ...........................................................          68,095
      Registration fees ..................................................          38,239
      Legal ..............................................................          12,988
      Other ..............................................................          68,398       6,773,842
                                                                              ------------    ------------
   Net investment income .................................................                       6,138,762
                                                                                              ------------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain from:
      Investments ........................................................      14,588,107
      Foreign currency related transactions ..............................      13,654,103      28,242,210
                                                                              ------------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ........................................................      62,989,856
      Foreign currency related transactions ..............................      (7,755,206)     55,234,650
                                                                              ------------    ------------
   Net gain on investment transactions ...................................                      83,476,860
                                                                                              ------------
Net increase in net assets resulting from operations .....................                    $ 89,615,622
                                                                                              ============

    The accompanying notes are an integral part of the financial statements.

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Years Ended December 31
                                                                                 -----------------------
Increase (Decrease) in Net Assets                                                  1996            1995
-----------------------------------------------------------------------------------------------------------
Operations:
   Net investment income .................................................    $   6,138,762    $   4,713,698
   Net realized gain (loss) from investment transactions .................       28,242,210       (7,926,588)
   Net unrealized appreciation on investment
      transactions during the period .....................................       55,234,650       56,119,932
                                                                              -------------    -------------
Net increase in net assets resulting from operations .....................       89,615,622       52,907,042
                                                                              -------------    -------------
Distributions to shareholders from:
   Net investment income .................................................      (13,901,339)        (572,293)
                                                                              -------------    -------------
   Net realized gain from investment transactions ........................             --         (1,628,833)
                                                                              -------------    -------------
Portfolio share transactions:
   Proceeds from shares sold .............................................      250,971,681      383,866,201
   Net asset value of shares issued to shareholders in
      reinvestment of distributions ......................................       13,901,339        2,201,126
   Cost of shares redeemed ...............................................     (162,751,269)    (360,607,349)
                                                                              -------------    -------------
Net increase in net assets from Portfolio share transactions .............      102,121,751       25,459,978
                                                                              -------------    -------------
Increase in net assets ...................................................      177,836,034       76,165,894
Net assets at beginning of period ........................................      548,202,493      472,036,599
                                                                              -------------    -------------
Net assets at end of period (including undistributed net
   investment income of $10,702,948 and $5,598,231, respectively) ........    $ 726,038,527    $ 548,202,493
                                                                              =============    =============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period ................................       46,398,169       44,139,826
                                                                              -------------    -------------
   Shares sold ...........................................................       20,288,490       34,890,301
   Shares issued to shareholders in reinvestment of distributions ........        1,166,953          216,220
   Shares redeemed .......................................................      (13,044,402)     (32,848,178)
                                                                              -------------    -------------
   Net increase in Portfolio shares ......................................        8,411,041        2,258,343
                                                                              -------------    -------------
Shares outstanding at end of period ......................................       54,809,210       46,398,169
                                                                              =============    =============

    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                     For the Period
                                                                                                                      May 1, 1987
                                                                                                                     (commencement
                                                           Years Ended December 31,                                of operations) to
                           ----------------------------------------------------------------------------------------    December 31,
                           1996(a)   1995(a)   1994(a)   1993(a)   1992(a)   1991(a)   1990(a)   1989(a)      1988        1987
                           ----------------------------------------------------------------------------------------    ----------
Net asset value,
  beginning of
  period ...............   $11.82    $10.69    $10.85    $ 8.12    $ 8.47    $ 7.78    $ 8.46    $ 6.14      $ 5.26      $ 6.00(c)
                           ------    ------    ------    ------    ------    ------    ------    ------      ------      ------
Income from investment
  operations:
  Net investment
    income .............      .12       .11       .06       .09       .10       .12       .25       .10         .09        --
  Net realized and
    unrealized gain
    (loss) on investment
    transactions .......     1.60      1.07      (.15)     2.90      (.36)      .77      (.89)     2.22(d)      .79        (.64)
Total from investment
  operations ...........     1.72      1.18      (.09)     2.99      (.26)      .89      (.64)     2.32         .88        (.64)
Less distributions:
  From net investment
    income .............     (.29)     (.01)     (.07)     (.14)     (.09)     (.20)     (.04)     --          --          --
  In excess of net
    investment income ..     --        --        --        (.12)     --        --        --        --          --          --
  From net realized
    gains on investment
    transactions .......     --        (.04)     --        --        --        --        --        --          --          (.10)
  Total distributions ..     (.29)     (.05)     (.07)     (.26)     (.09)     (.20)     (.04)     --          --          (.10)
Net asset value, end
  of period ............   $13.25    $11.82    $10.69    $10.85    $ 8.12    $ 8.47    $ 7.78    $ 8.46      $ 6.14      $ 5.26
Total Return (%) .......    14.78     11.11      (.85)    37.82     (3.08)    11.45     (7.65)    37.79       16.73      (10.64)**
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ..      726       548       472       238        65        41        35        17           3           2
Ratio of operating
  expenses, net to
  average net assets
  (%) ..................     1.05      1.08      1.08      1.20      1.31      1.39      1.38      1.50        1.50        1.50*
Ratio of operating
  expenses before
  expense reductions,
  to average daily net
  assets (%) ...........     1.05      1.08      1.08      1.20      1.31      1.39      1.38      1.80        4.15        4.06*
Ratio of net investment
  income to average
  net assets (%) .......      .95       .95       .57       .91      1.23      1.43      2.89      1.30        1.59         .02*
Portfolio turnover
  rate (%) .............    32.63     45.76     33.52     20.36     34.42     45.01     26.67     57.69      110.42      146.08*
Average commission
  rate paid (b) ........   $.0002    $ --      $ --      $ --      $ --      $ --      $ --      $ --        $ --        $ --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after September 1, 1995.
(c) Original capital
(d) Includes provision for federal income tax of $.03 per share.
* Annualized
**Not annualized

SCUDDER VARIABLE LIFE INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A.   Significant Accounting Policies

Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Its shares are divided into seven separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio (which commenced operations on May 1,
1996), and International Portfolio. Effective May 1, 1996, the Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for the other portfolios. Class B shares are subject to a 12b-1 fee under the Investment Company Act of 1940, equal to an annual rate of up to 0.25% of the average daily net asset value of the Class B shares of the applicable portfolio. Class A shares are not subject to such fees. Expenses are borne pro-rata by the holders of all classes of shares except that each class bears expenses unique to that class (including the applicable 12b-1 fee). Shares of each class would receive their pro-rata share of net assets if the Fund were liquidated. As of December 31, 1996, there have been no sales of class B shares.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). As of December 31, 1996, ownership breakdown of the Portfolios by each Participating Insurance Company is as follows:

                                                                                  Portfolios
                                           -----------------------------------------------------------------------------------------
                                                                                   Growth
                   Participating              Money                                 and        Capital    Global
                Insurance Companies           Market       Bond        Balanced    Income      Growth    Discovery   International
------------------------------------------------------------------------------------------------------------------------------------
Aetna Life Insurance & Annuity Co. .....        -- %        -- %        -- %        -- %        -- %        -- %       46.9%
Banner Life Insurance Co. ..............        1.3         2.0         7.1         5.0         2.1         4.4         0.7
Charter National Life Insurance Co. ....       51.7        30.9        57.7        79.3        23.7        83.4        11.8
Companion Life Insurance Co. ...........       --           0.3        --          --          --          --          --
  of New York
Fortis Benefits Insurance Co. ..........       --          --          --          --          --          --           0.4
Intramerica Life Insurance Co. .........        4.4         3.0         4.6         8.7         2.1        12.2         1.3
Lincoln Benefit Life Co. ...............       --           4.1         6.8        --          --          --          --
Mutual of America Life Insurance Co. ...       --          40.3        --          --          55.9        --          23.5
Paragon Life Insurance Co. .............       --           0.2         0.4         0.1         0.2        --           0.1
Providentmutual Life and Annuity .......       --           9.3        --           5.6        --          --           0.8
  Co. of America
Southwestern Life Insurance Co. ........       --          --          --          --           1.5        --          --
Washington National Life Insurance Co. .        0.5         9.3        --           1.3         6.0        --          --
Safeco Life Insurance Co. ..............       --          --          23.4        --          --          --           3.7
Security First Life Insurance Co. ......       --          --          --          --          --          --           0.3
Union Central Life Insurance Co. .......       39.7        --          --          --           6.2        --           8.2
United Companies Life Insurance Co. ....        2.4        --          --          --          --          --           0.2
United of Omaha Life Insurance Co. .....       --           0.6        --          --          --          --           2.1
USAA Life Insurance Co. ................       --          --          --          --           2.3        --          --
                                           -----------------------------------------------------------------------------------------
                                              100.0%      100.0%      100.0%      100.0%      100.0%      100.0%      100.0%
                                           ========    ========    ========    ========    ========    ========    ========

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees. Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Futures Contracts. The non-money market Portfolios may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Bond Portfolio sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

SCUDDER VARIABLE LIFE INVESTMENT FUND
--------------------------------------------------------------------------------

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the non-money market Portfolios utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and the Global Discovery Portfolio and the International Portfolio utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. The Fund on behalf of each Portfolio may enter into repurchase agreements with U.S. and foreign banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its investment company taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. Dividends from the Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, and the Capital Growth Portfolio are declared and paid quarterly in April, July, October and January. All of the net investment income of the Global Discovery Portfolio and the International Portfolio normally will be declared and distributed as a dividend annually. During any particular year, net realized gains from investment transactions for each Portfolio, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to the Participating Insurance Companies.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolios may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated based on relative net asset value among the Portfolios.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

B.   Related Parties

Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens and Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of 0.37% for the Money Market Portfolio, 0.475% for the Bond Portfolio, 0.475% for the Balanced Portfolio, 0.475% for the Growth and Income Portfolio, 0.475% for the Capital Growth Portfolio, 0.975% for the Global Discovery Portfolio, and 0.875% for the International Portfolio.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

Related fees for such services are detailed in each Portfolio's statement of operations.

Until May 1, 1996, for a period of five years from the date of execution of a Participation Agreement with the Fund, and from year to year thereafter as agreed by the Fund and the Participating Insurance Companies, each of the Participating Insurance Companies had agreed to reimburse the Fund to the extent that the annual operating expenses of any Portfolio of the Fund, other than the Global Discovery Portfolio and the International Portfolio, exceeded three-quarters of one percent (0.75 of 1%) of that Portfolio's average annual net assets. The Participating Insurance Companies had agreed to reimburse the Fund to the extent that such expenses of the International Portfolio exceeded one and one-half percent (1.50 of 1%) of the Portfolio's average annual net assets. The Trustees of the Fund approved a new form of Participation Agreement effective May 1, 1996, which no longer requires the Participating Insurance Companies to reimburse the Fund as described above. Until April 30, 1998, the Adviser has agreed to waive part or all of its fees for the Global Discovery Portfolio to the extent that the Portfolio's expenses will be maintained at 1.50% of average annual net assets.

The Fund pays each Trustee not affiliated with the Adviser and not a Trustee of other Scudder affiliated funds $14,000 annually plus specified amounts for attended board and committee meetings. The Fund pays each Trustee not affiliated with the Adviser and who is a Trustee of other Scudder affiliated funds $8,750 annually plus specified amounts for attended board and committee meetings. Allocated Trustees' fees for each Portfolio for the year ended December 31, 1996 are detailed in each Portfolio's statement of operations.

C.   Lines of Credit

The International Portfolio and several other Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The International Portfolio may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the International Portfolio also maintains an uncommitted line of credit.

SCUDDER VARIABLE LIFE INVESTMENT FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of Scudder Variable Life Investment Fund:

We have audited the accompanying statements of assets and liabilities of Scudder Variable Life Investment Fund (comprised of the seven Portfolios identified in Note A), including the investment portfolios, as of December 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Variable Life Investment Fund (comprised of the seven Portfolios identified in Note A) as of December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated herein conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
February 7, 1997

                                                                 TAX INFORMATION
--------------------------------------------------------------------------------

The Balanced Portfolio, Capital Growth Portfolio, and Growth and Income Portfolio paid distributions of $0.125 and $0.595 per share, respectively, from net long-term capital gains during the year ended December 31, 1996.

Pursuant to section 852 of the Internal Revenue Code, the Balanced Portfolio, Capital Growth Portfolio Portfolio, and International Portfolio designate $4,985,685, $201,136, $20,148,284 snf $5,991,078, respectively, as capital gain dividends for the year ended December 31, 1996.

Pursuant to section 854 of the Internal Revenue Code, the percentages of income dividends paid in calendar year 1996 which qualify for the dividends received deduction for corporations are as follows: Balanced Portfolio 26.7% and Capital Growth Portfolio 88.7%.

Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.


     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped Scudder become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.




An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




SCUDDER